UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number:  811-09997
                                                      ---------

                               BAIRD FUNDS, INC.
                               -----------------
               (Exact name of registrant as specified in charter)

                           777 EAST WISCONSIN AVENUE
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                CHARLES M. WEBER
                                ----------------
                       ROBERT W. BAIRD & CO. INCORPORATED
                       ----------------------------------
                           777 EAST WISCONSIN AVENUE
                           -------------------------
                              MILWAUKEE, WI 53202
                              -------------------
                    (Name and address of agent for service)

                                 1-866-442-2473
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31, 2006
                         -----------------

Date of reporting period: DECEMBER 31, 2006
                          -----------------

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

(BAIRD LOGO)

ANNUAL REPORT - BAIRD FUNDS
December 31, 2006

Baird Intermediate Bond Fund
Baird Aggregate Bond Fund
Baird Intermediate Municipal Bond Fund
Baird Core Plus Bond Fund
Baird Short-Term Bond Fund

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
LETTER TO SHAREHOLDERS                                                      1

2006 BOND MARKET OVERVIEW                                                   2

BAIRD INTERMEDIATE BOND FUND                                                6

BAIRD AGGREGATE BOND FUND                                                  22

BAIRD INTERMEDIATE MUNICIPAL BOND FUND                                     37

BAIRD CORE PLUS BOND FUND                                                  45

BAIRD SHORT-TERM BOND FUND                                                 54

ADDITIONAL INFORMATION ON FUND EXPENSES                                    65

STATEMENTS OF ASSETS AND LIABILITIES                                       67

STATEMENTS OF OPERATIONS                                                   68

STATEMENTS OF CHANGES IN NET ASSETS                                        69

FINANCIAL HIGHLIGHTS                                                       74

NOTES TO THE FINANCIAL STATEMENTS                                          83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                    96

DIRECTORS AND OFFICERS                                                     97

DISCLOSURE REGARDING THE BOARD OF DIRECTORS' APPROVAL
OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD BOND FUNDS                  99

ADDITIONAL INFORMATION                                                    103

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

CAUTIONARY NOTE ON ANALYSES, OPINIONS AND OUTLOOKS:  In this report we offer
---------------------------------------------------
analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events. These can generally be identified as such because the context of the statements may include such words as "believe," "should," "will," "expects," "anticipates," "hopes" and words of similar effect. These statements reflect the portfolio managers' good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers' analyses, opinions and outlooks are or will prove to be inaccurate. It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds. Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

(BAIRD LOGO)

                               BAIRD FUNDS, INC.
                                 1-866-442-2473
                               www.bairdfunds.com
                               ------------------

                                                               February 27, 2007

Dear Shareholders,

Thank you for investing in the Baird Funds. We are pleased to report that the Funds reached a new milestone in 2006 with their combined net assets exceeding $1 billion. We appreciate the opportunity to help our investors share in the growth presented by the financial markets in 2006.

In this Annual Report we review the bond market in 2006 and the performance and composition of each of the Baird Bond Funds. We hope you find this report both informative and helpful in achieving your investment goals. We thank you for your support and look forward to helping you achieve your investment goals. Thank you again for choosing Baird Funds.

Sincerely,

/s/Mary Ellen Stanek

Mary Ellen Stanek, CFA
President
Baird Funds

2006 BOND MARKET OVERVIEW

2006 SUMMARY

After two years and 17 consecutive rate hikes totaling 425 basis points, the Fed's tightening cycle came to a pause in 2006. Economic growth moderated and inflation remained subdued, providing a fertile environment for strong equity returns. M&A activity hit record levels and overall market volatility reached historic lows. The already-flat yield curve inverted slightly on the short end and investment grade bonds delivered solid, positive returns. Relatively tight yield spreads on non-Treasury sectors tightened further enabling spread sectors to outperform Treasuries by a significant margin.

YIELDS RISE SLIGHTLY, INVERSION ON SHORT END

Treasury yields rose steadily during the first half of 2006 as the Federal Open Market Committee (FOMC) raised its target for the Fed funds rate in four "data-dependent" 25 basis point moves from 4.25% to 5.25%. The FOMC held its target rate steady at 5.25% during the second half of the year and the bond market rallied as economic data (primarily housing) turned softer. The bond market delivered solid, positive returns in 2006 (thanks to a strong second half), but interest rates finished the year 25-50 basis points higher. Most of the increase came on the short end of the yield curve, resulting in a 1- to 5-year inversion of 30 basis points. The yield curve overall remained very flat during 2006 with no difference between 2-year and 30-year Treasury yields at year-end, compared to a positive difference of 14 basis points at December 31, 2005 (see chart and table below).

                                TREASURY YIELDS
                               Source: Bloomberg

        MATURITY      DEC. 31, 2005       DEC. 31, 2006       1 YR. CHANGE
        --------      -------------       -------------       ------------
            1             4.43%               4.99%               0.56%
            2             4.40%               4.81%               0.41%
            3             4.36%               4.73%               0.37%
            5             4.35%               4.69%               0.34%
            7             4.36%               4.69%               0.33%
           10             4.39%               4.70%               0.31%
           15             4.58%               4.89%               0.31%
           20             4.61%               4.90%               0.29%
           25             4.58%               4.86%               0.28%
           30             4.54%               4.81%               0.27%

GOLDILOCKS ECONOMY

While the pace of economic growth slowed during 2006, real or inflation-adjusted Gross Domestic Product (GDP) continued to grow at an annual rate of 3.5% through the 4th quarter despite a softening in home prices and a sharp decline in the amount of money consumers were able to extract from their homes and spend (see the following Mortgage Equity Withdrawal chart). Modest inflation accompanied moderate growth with the Consumer Price Index (CPI) gaining 2.5% in 2006. Oil prices, a key component of CPI, ended the year unchanged at $61 per barrel after peaking at $77 per barrel in August (see the following Crude Oil chart). Core inflation (CPI excluding food and energy prices) increased over the year to 2.6% but was still modest given a very low year-end unemployment rate of 4.5% and a 3.3% increase in the Employment Cost Index during 2006. Goldilocks conditions (moderate growth with modest inflation) proved to be just right for good overall investment returns in 2006.

     MORTGAGE EQUITY WITHDRAWAL
          as of 9/30/06

Mar-80                            41
Jun-80                            23
Sep-80                            51
Dec-80                            50
Mar-81                            22
Jun-81                            35
Sep-81                            18
Dec-81                            15
Mar-82                            20
Jun-82                             6
Sep-82                             2
Dec-82                            23
Mar-83                            34
Jun-83                            34
Sep-83                            44
Dec-83                            45
Mar-84                            62
Jun-84                            40
Sep-84                            35
Dec-84                            52
Mar-85                           100
Jun-85                            46
Sep-85                           117
Dec-85                            77
Mar-86                            69
Jun-86                            69
Sep-86                           122
Dec-86                           125
Mar-87                           118
Jun-87                           131
Sep-87                            87
Dec-87                            90
Mar-88                            84
Jun-88                           113
Sep-88                            98
Dec-88                           101
Mar-89                            52
Jun-89                            89
Sep-89                           126
Dec-89                           164
Mar-90                            93
Jun-90                           102
Sep-90                            86
Dec-90                            84
Mar-91                           102
Jun-91                            91
Sep-91                           -35
Dec-91                           101
Mar-92                           101
Jun-92                           -32
Sep-92                            75
Dec-92                            41
Mar-93                            -6
Jun-93                            59
Sep-93                            42
Dec-93                            28
Mar-94                            29
Jun-94                            24
Sep-94                            41
Dec-94                            86
Mar-95                            63
Jun-95                            80
Sep-95                            71
Dec-95                            42
Mar-96                           107
Jun-96                            82
Sep-96                            59
Dec-96                           108
Mar-97                           102
Jun-97                            77
Sep-97                           169
Dec-97                            54
Mar-98                           175
Jun-98                           150
Sep-98                           108
Dec-98                           262
Mar-99                           203
Jun-99                           177
Sep-99                           262
Dec-99                           201
Mar-00                           166
Jun-00                           238
Sep-00                           194
Dec-00                           198
3/31/2001                        225
6/30/2001                        293
9/30/2001                        222
12/31/2001                       249
3/31/2002                        334
6/30/2002                        324
9/30/2002                        404
12/31/2002                       502
3/31/2003                        475
6/30/2003                        433
9/30/2003                        411
12/31/2003                       374
3/31/2004                        646
6/30/2004                        477
9/30/2004                        761
12/31/2004                       647
3/31/2005                        550
6/30/2005                        719
9/30/2005                        869
12/31/2005                       807
3/31/2006                        713
6/30/2006                        542
9/30/2006                        380

Source:  ISI

     CRUDE OIL (US$/BARREL)
         as of 12/31/06

1/2/2004                      $32.52
1/9/2004                      $34.31
1/16/2004                     $35.07
1/23/2004                     $35.04
1/30/2004                     $33.05
2/6/2004                      $32.48
2/13/2004                     $34.56
2/20/2004                     $35.60
2/27/2004                     $36.16
3/5/2004                      $37.26
3/12/2004                     $36.19
3/19/2004                     $38.08
3/26/2004                     $35.73
4/2/2004                      $34.39
4/9/2004                      $37.14
4/16/2004                     $37.74
4/23/2004                     $37.06
4/30/2004                     $37.38
5/7/2004                      $39.93
5/14/2004                     $41.38
5/21/2004                     $39.93
5/28/2004                     $39.88
6/4/2004                      $38.49
6/11/2004                     $38.45
6/18/2004                     $38.75
6/25/2004                     $37.42
7/2/2004                      $38.39
7/9/2004                      $39.96
7/16/2004                     $41.25
7/23/2004                     $41.76
7/30/2004                     $43.80
8/6/2004                      $43.95
8/13/2004                     $46.58
8/20/2004                     $47.86
8/27/2004                     $43.18
9/3/2004                      $43.99
9/10/2004                     $42.81
9/17/2004                     $45.59
9/24/2004                     $48.83
10/1/2004                     $50.12
10/8/2004                     $53.31
10/15/2004                    $54.93
10/22/2004                    $56.17
10/29/2004                    $51.76
11/5/2004                     $49.61
11/12/2004                    $47.32
11/19/2004                    $48.44
11/26/2004                    $49.26
12/3/2004                     $42.54
12/10/2004                    $40.71
12/17/2004                    $46.28
12/24/2004                    $44.03
12/31/2004                    $43.45
1/7/2005                      $45.43
1/14/2005                     $48.38
1/21/2005                     $48.33
1/28/2005                     $47.18
2/4/2005                      $46.48
2/11/2005                     $47.16
2/18/2005                     $48.35
2/25/2005                     $50.92
3/4/2005                      $53.78
3/11/2005                     $54.43
3/18/2005                     $56.72
3/25/2005                     $51.29
4/1/2005                      $57.27
4/8/2005                      $53.32
4/15/2005                     $50.49
4/22/2005                     $54.39
4/29/2005                     $49.72
5/6/2005                      $50.96
5/13/2005                     $48.67
5/20/2005                     $46.80
5/27/2005                     $51.85
6/3/2005                      $55.03
6/10/2005                     $53.54
6/17/2005                     $58.47
6/24/2005                     $59.64
7/1/2005                      $58.75
7/8/2005                      $59.63
7/15/2005                     $58.09
7/22/2005                     $56.65
7/29/2005                     $60.57
8/5/2005                      $62.31
8/12/2005                     $66.86
8/19/2005                     $65.35
8/26/2005                     $66.13
9/2/2005                      $67.57
9/9/2005                      $64.08
9/16/2005                     $63.00
9/23/2005                     $64.09
9/30/2005                     $66.24
10/7/2005                     $61.84
10/14/2005                    $62.63
10/21/2005                    $61.23
10/28/2005                    $61.22
11/4/2005                     $60.58
11/11/2005                    $57.53
11/18/2005                    $56.14
11/25/2005                    $58.46
12/2/2005                     $59.32
12/9/2005                     $59.39
12/16/2005                    $58.06
12/23/2005                    $58.23
12/30/2005                    $61.04
1/6/2006                      $64.21
1/13/2006                     $63.92
1/20/2006                     $68.35
1/27/2006                     $67.76
2/3/2006                      $65.37
2/10/2006                     $61.84
2/17/2006                     $59.88
2/24/2006                     $62.26
3/3/2006                      $63.67
3/10/2006                     $59.96
3/17/2006                     $62.77
3/24/2006                     $63.95
3/31/2006                     $66.63
4/7/2006                      $67.39
4/14/2006                     $69.32
4/21/2006                     $73.67
4/28/2006                     $71.88
5/5/2006                      $70.19
5/12/2006                     $72.04
5/19/2006                     $68.53
5/26/2006                     $71.37
6/2/2006                      $72.33
6/9/2006                      $71.63
6/16/2006                     $69.88
6/23/2006                     $70.69
6/30/2006                     $73.93
7/7/2006                      $74.09
7/14/2006                     $77.03
7/21/2006                     $74.06
7/28/2006                     $73.24
8/4/2006                      $74.76
8/11/2006                     $74.35
8/18/2006                     $71.14
8/25/2006                     $72.13
9/1/2006                      $69.19
9/8/2006                      $66.25
9/15/2006                     $63.33
9/22/2006                     $60.08
9/29/2006                     $62.91
10/6/2006                     $59.76
10/13/2006                    $58.57
10/20/2006                    $56.82
10/27/2006                    $60.75
11/3/2006                     $59.14
11/10/2006                    $59.59
11/17/2006                    $55.81
11/24/2006                    $58.44
12/1/2006                     $63.43
12/8/2006                     $62.03
12/15/2006                    $63.43
12/22/2006                    $61.86
12/29/2006                    $61.05

Source:  Bloomberg

M&A SURGE, VOLATILITY DECLINES

The value of announced mergers and acquisitions surged in 2006 to a record $3.8 trillion in market value (see chart below left). Awash in cash and searching for higher returns, private equity and hedge fund managers played a major role in driving deals. Transactions involving private equity totaled $750 billion, a 170% increase from 2005. In addition to aiding deal flow, liquidity also contributed to lower market volatility. Equity investors in particular enjoyed strong returns and smooth sailing in 2006 as stock market volatility declined to its lowest level in over 10 years (see VIX chart below right).

      GLOBAL M&A ANNOUNCED DEALS

Year         US $ Billions        No. of Transactions
----         -------------        -------------------
1996            $1116.7                 23,853
1997            $1640.0                 25,898
1998            $2493.1                 29,376
1999            $3265.4                 32,183
2000            $3400.0                 38,716
2001            $1687.0                 30,174
2002            $1208.6                 26,482
2003            $1360.9                 28,830
2004            $1888.0                 31,484
2005            $2744.2                 33,563
2006            $3803.4                 37,285

Source: Thomson Financial

  CBOE S&P 500 VOLATILITY INDEX (VIX)

1/31/90                            25.36
2/28/90                            21.99
3/30/90                            19.73
4/30/90                            19.52
5/31/90                            17.37
6/29/90                             15.5
7/31/90                            21.11
8/31/90                             29.9
9/28/90                            29.11
10/31/90                           30.04
11/30/90                           22.16
12/31/90                           26.38
1/31/91                            20.91
2/28/91                            21.23
3/29/91                            16.88
4/30/91                            18.24
5/31/91                            15.93
6/28/91                            19.55
7/31/91                            15.18
8/30/91                            14.46
9/30/91                            15.85
10/31/91                           15.48
11/29/91                           20.26
12/31/91                           19.31
1/31/92                             17.4
2/28/92                            16.68
3/31/92                            16.18
4/30/92                            15.53
5/29/92                            13.86
6/30/92                            13.35
7/31/92                            13.17
8/31/92                            13.58
9/30/92                            14.28
10/30/92                           16.15
11/30/92                           13.01
12/31/92                           12.57
1/29/93                            12.42
2/26/93                            13.16
3/31/93                            12.53
4/30/93                            12.42
5/31/93                            13.47
6/30/93                            11.26
7/30/93                            11.73
8/31/93                            11.85
9/30/93                            12.99
10/29/93                           11.46
11/30/93                           13.76
12/31/93                           11.66
1/31/94                            10.63
2/28/94                            14.87
3/31/94                            20.45
4/29/94                            13.77
5/31/94                            13.03
6/30/94                            14.97
7/29/94                            11.13
8/31/94                            11.97
9/30/94                            14.28
10/31/94                           14.56
11/30/94                           15.95
12/30/94                            13.2
1/31/95                            11.96
2/28/95                            11.75
3/31/95                            13.37
4/28/95                            11.75
5/31/95                            12.85
6/30/95                            11.38
7/31/95                            13.49
8/31/95                            11.52
9/29/95                            12.74
10/31/95                           13.83
11/30/95                           11.58
12/29/95                           12.52
1/31/96                            12.53
2/29/96                            17.04
3/29/96                            18.88
4/30/96                            15.83
5/31/96                            16.07
6/28/96                            13.68
7/31/96                            19.46
8/30/96                            17.01
9/30/96                            16.95
10/31/96                           18.11
11/29/96                           17.14
12/31/96                           20.92
1/31/97                            20.82
2/28/97                             21.1
3/31/97                            22.14
4/30/97                            20.06
5/30/97                            19.19
6/30/97                            21.53
7/31/97                            21.48
8/29/97                            24.76
9/30/97                            22.91
10/31/97                           35.09
11/28/97                           27.43
12/31/97                           24.01
1/30/98                            21.47
2/27/98                            18.55
3/31/98                            24.22
4/30/98                            21.18
5/29/98                            21.32
6/30/98                            19.71
7/31/98                             24.8
8/31/98                            44.28
9/30/98                            40.95
10/30/98                           28.05
11/30/98                           26.01
12/31/98                           24.42
1/29/99                            26.25
2/26/99                            27.88
3/31/99                            23.26
4/30/99                            25.07
5/31/99                            25.39
6/30/99                            21.09
7/30/99                            24.64
8/31/99                            24.45
9/30/99                            25.41
10/29/99                            22.2
11/30/99                           24.18
12/31/99                           24.64
1/31/2000                          24.95
2/29/2000                          23.37
3/31/2000                          24.11
4/28/2000                           26.2
5/31/2000                          23.65
6/30/2000                          19.54
7/31/2000                          20.74
8/31/2000                          16.84
9/29/2000                          20.57
10/31/2000                         23.63
11/30/2000                         29.65
12/29/2000                         26.85
1/31/2001                          22.02
2/28/2001                          28.35
3/30/2001                          28.64
4/30/2001                          25.48
5/31/2001                          22.64
6/29/2001                          19.06
7/31/2001                          21.62
8/31/2001                          24.92
9/28/2001                          31.93
10/31/2001                         33.56
11/30/2001                         23.84
12/31/2001                          23.8
1/31/2002                          21.09
2/28/2002                          21.59
3/29/2002                           17.4
4/30/2002                          21.91
5/31/2002                          19.98
6/28/2002                           25.4
7/31/2002                          32.03
8/30/2002                          32.64
9/30/2002                          39.69
10/31/2002                         31.14
11/29/2002                          27.5
12/31/2002                         28.62
1/31/2003                          31.17
2/28/2003                          29.63
3/31/2003                          29.15
4/30/2003                          21.21
5/30/2003                          19.47
6/30/2003                          19.52
7/31/2003                          19.49
8/29/2003                          18.63
9/30/2003                          22.72
10/31/2003                          16.1
11/28/2003                         16.32
12/31/2003                         18.31
1/30/2004                          16.63
2/27/2004                          14.55
3/31/2004                          16.74
4/30/2004                          17.19
5/31/2004                           15.5
6/30/2004                          14.34
7/30/2004                          15.32
8/31/2004                          15.29
9/30/2004                          13.34
10/29/2004                         16.27
11/30/2004                         13.24
12/31/2004                         13.29
1/31/2005                          12.82
2/28/2005                          12.08
3/31/2005                          14.02
4/29/2005                          15.31
5/31/2005                          13.29
6/30/2005                          12.04
7/29/2005                          11.57
8/31/2005                           12.6
9/30/2005                          11.92
10/31/2005                         15.32
11/30/2005                         12.06
12/30/2005                         12.07
1/31/2006                          12.95
2/28/2006                          12.34
3/31/2006                          11.39
4/28/2006                          11.59
5/31/2006                          16.44
6/30/2006                          13.08
7/31/2006                          14.95
8/31/2006                          12.31
9/29/2006                          11.98
10/31/2006                          11.1
11/30/2006                         10.91
12/29/2006                         11.56

Source:  Bloomberg

CDS SWELL, CREDIT SPREADS TIGHTEN

Credit default swaps (CDS) continued to grow rapidly with notional par amounts exceeding $20 trillion (nearly 4 times the market value of the Lehman Brothers Credit Index) at the end of 2006 (see chart below left). Hedge funds, which have also been growing rapidly in size and number, account for roughly 30% of CDS activity and have been a key contributor to the expansion of the CDS market in recent years. While some are concerned that the additional liquidity this largely unregulated market brings to the bond market as a whole could be shallow, unreliable or, at some point, even detrimental, the growth of CDS clearly contributed to tighter credit spreads and lower spread volatility in 2006. The option-adjusted spread of the Lehman Brothers Investment Grade Credit Index tightened to 80 basis points at year end (from 83 bps in 2005) while the range of this spread during the entire year was just 11 basis points, the narrowest since 1996 (see chart below right). As in the equity markets, low volatility rewarded the assumption of additional risk in the bond market as well in 2006.

         CREDIT DEFAULT SWAPS
    Notional Principal ($ billions)

1996                            $180.0
1998                            $350.0
1999                            $586.0
2000                            $893.0
2001                          $1,189.0
2002                          $1,952.0
2003                          $3,548.0
2004                          $5,021.0
2006                         $20,207.0

Source:  British Banker Association & Lehman Brothers

  U.S. INVESTMENT GRADE CREDIT INDEX
      Option-Adjusted Spread Range

1991             95.18            153.79           107.20
1992             85.00            101.55            87.58
1993             72.91             85.54            72.91
1994             66.10             79.04            78.31
1995             61.25             76.13            64.91
1996             53.91             63.75            56.23
1997             51.14             71.17            67.22
1998             68.65            145.20           117.84
1999            101.65            125.11           110.84
2000            114.81            190.54           189.87
2001            143.02            190.61           164.03
2002            149.22            241.13           168.74
2003             88.66            166.11            88.80
2004             73.40             95.18            75.02
2005             69.99             98.75            83.39
2006             77.69             89.11            80.64

Source:  Lehman Brothers

SOLID RETURNS, TIPS FALTER

Despite the modest increase in yields, all sectors of the bond market posted solid positive returns in 2006 (see following table). Low volatility and the compression of yield spreads combined to boost returns of spread sectors which easily surpassed the 3.08% return on Treasuries. Mortgage-backed securities
(MBS), which by nature have high intrinsic optionality, thrived in the low-volatility environment and led all other investment grade sectors with a return of 5.22% for the year. Low volatility also helped asset-backed securities (ABS) generate a respectable 4.70% return in 2006. Government agencies (posting a return of 4.39%) and corporates (posting a return of 4.30%) benefited in 2006 from tighter spreads while moderate new supply and steady investor demand helped municipal bonds return 4.84% for the year. High yield bonds again correlated more closely with stocks and delivered a stunning 11.85% return for the year while modest CPI gains caused Treasury Inflation-Protected Securities (TIPS) to falter with a disappointing 2006 return of just 0.41%.

     TOTAL RETURNS OF SELECTED LEHMAN BROTHERS (LB) INDICES AND SUBSECTORS

            Index/Sector                                       2006
            ------------                                       ----
            LB Aggregate Index                                4.33%
            LB Gov't/Credit Index                             3.78%
            LB Int. Gov't/Credit Index                        4.08%
            LB 1-3 yr. Gov't/Credit Index                     4.25%
            US Treasury Sector                                3.08%
            Government Agency Sector                          4.39%
            Corporate Sector                                  4.30%
            Mortgage Backed Securities Sector                 5.22%
            Asset Backed Securities Sector                    4.70%
            High Yield Sector                                11.85%
            Municipal Sector                                  4.84%
            US TIPS Sector                                    0.41%

2007 OUTLOOK

We expect the moderate growth/modest inflation Goldilocks economy to persist in 2007 and would not be surprised if the Fed stays on the sidelines longer than many expect. Hence, the yield curve could remain flat longer than normal with interest rates near current levels. Tight spreads in corporates and agencies limit the added-value prospects for these sectors, and forecasts of manageable new supply suggest that spreads could remain tight. We believe some upward pressure on spreads could occur in the high yield market where LBO activity is creating more supply. Market volatility will likely increase somewhat from the lows of 2006, but we still see good relative value in certain MBS and ABS structures.

BAIRD ADVISORS
Mary Ellen Stanek, CFA
Gary A. Elfe, CFA
Charles B. Groeschell
Warren D. Pierson, CFA
Daniel A. Tranchita, CFA
M. Sharon deGuzman

BAIRD INTERMEDIATE BOND FUND
DECEMBER 31, 2006

The Baird Intermediate Bond Fund seeks an annual total rate of return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers Intermediate Government/Credit Bond Index. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt, including government and corporate securities, with maturities between one and ten years.

The Fund delivered solid positive returns and outperformed its benchmark index in 2006. Helping the Fund's strong relative performance were the following factors:

   o The Fund's exposure to high-quality mortgage-backed and asset-backed securities which performed well relative to other sectors;

   o The Fund's overweighting of BBB-rated corporate bonds relative to the benchmark; and

   o Strong performance of specific individual corporate issues, particularly those in the auto and finance sectors.

The Fund's exposure to a small number of issues which were negatively affected by leveraged buy-outs detracted slightly from relative performance in 2006. The Fund maintained its duration-neutral strategy, holding a broadly diversified portfolio of over 280 securities at year end.

The Fund ended 2006 with a yield advantage versus its benchmark index. This yield advantage, combined with exposure to specific sectors which we believe have superior total return potential (mortgage-backed and asset-backed securities), enhance the Fund's prospects of continuing to add value over its benchmark in the coming year.

PORTFOLIO CHARACTERISTICS

                           QUALITY DISTRIBUTION*<F1>

                    U.S. Treasury                         9%
                    U.S. Gov't \rAgency                  23%
                    AAA                                  20%
                    AA                                    4%
                    A                                    17%
                    BBB                                  25%
                    Below BBB                             2%

                             SECTOR WEIGHTINGS*<F1>

                    Asset-Backed                          8%
                    Financials                           20%
                    Industrials                          18%
                    Utilities                             8%
                    Mortgage-Backed                      16%
                    International                         2%
                    Municipal                             1%
                    U.S. Gov't Agency                    16%
                    U.S. Treasuries                       9%
                    Cash                                  2%

NET ASSETS:                                               $328,042,613
SEC 30-DAY YIELD:**<F2>
Institutional Class:                                             5.12%
Investor Class:                                                  4.88%
AVERAGE EFFECTIVE DURATION:                                 3.60 years
AVERAGE EFFECTIVE MATURITY:                                 4.89 years

ANNUALIZED EXPENSE RATIO:
Institutional Class:                                             0.30%
Investor Class:                                                  0.55%***<F3>
PORTFOLIO TURNOVER RATIO:                                        44.8%
TOTAL NUMBER OF HOLDINGS:                                          283

  *<F1>   Percentages shown are based on the Fund's total net assets.
 **<F2> SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2006.
***<F3>   Includes 0.25% 12b-1 fee.

BAIRD INTERMEDIATE BOND FUND

               BAIRD INTERMEDIATE BOND FUND - INSTITUTIONAL CLASS
                         VALUE OF A $250,000 INVESTMENT

                       Baird Intermediate        Lehman Brothers Intermediate
                           Bond Fund -                 Government/Credit
                   Institutional Class Shares             Bond Index
                   --------------------------    ----------------------------
    9/29/2000               $250,000                       $250,000
   12/31/2000               $266,589                       $259,242
    6/30/2001               $277,111                       $269,827
   12/31/2001               $284,379                       $282,476
    6/30/2002               $293,461                       $291,870
   12/31/2002               $307,199                       $310,260
    6/30/2003               $323,016                       $323,504
   12/31/2003               $325,290                       $323,633
    6/30/2004               $325,782                       $323,274
   12/31/2004               $338,193                       $333,477
    6/30/2005               $344,066                       $338,777
   12/31/2005               $344,187                       $338,741
    6/30/2006               $344,358                       $341,944
   12/31/2006               $360,344                       $352,567

GROWTH OF A HYPOTHETICAL INVESTMENT OF $250,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

                 BAIRD INTERMEDIATE BOND FUND - INVESTOR CLASS
                         VALUE OF A $10,000 INVESTMENT

                       Baird Intermediate        Lehman Brothers Intermediate
                           Bond Fund -                 Government/Credit
                      Investor Class Shares               Bond Index
                      ---------------------      ----------------------------
    9/29/2000                $10,000                        $10,000
   12/31/2000                $10,668                        $10,370
    6/30/2001                $11,075                        $10,793
   12/31/2001                $11,353                        $11,299
    6/30/2002                $11,711                        $11,675
   12/31/2002                $12,231                        $12,410
    6/30/2003                $12,845                        $12,940
   12/31/2003                $12,917                        $12,945
    6/30/2004                $12,921                        $12,931
   12/31/2004                $13,394                        $13,339
    6/30/2005                $13,615                        $13,551
   12/31/2005                $13,603                        $13,550
    6/30/2006                $13,592                        $13,526
   12/31/2006                $14,212                        $14,103

GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

BAIRD INTERMEDIATE BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                           SINCE
For the Periods Ended December 31, 2006                                ONE YEAR      FIVE YEARS       INCEPTION(1)<F4>
---------------------------------------                                --------      ----------       ----------------
Baird Intermediate Bond Fund - Institutional Class Shares               4.70%          4.84%               6.02%
Baird Intermediate Bond Fund - Investor Class Shares                    4.47%          4.59%               5.78%
Lehman Brothers Intermediate Government/Credit Bond Index(2)<F5>        4.08%          4.53%               5.65%

(1)<F4> For the period from September 29, 2000 (commencement of operations) through December 31, 2006.
(2)<F5> The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and 10 years. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS SHOWN IN THE TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFORMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT STATED.

BAIRD INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2006

 Principal
   Amount                                                             Value
 ---------                                                            -----
LONG-TERM INVESTMENTS - 96.6%
ASSET BACKED SECURITIES - 7.5%
$ 3,000,000    American Express Credit
               Account Master Trust,
               Series 2004-5, Class A,
               5.42%, 04/15/2012                                  $  3,000,686
    616,319    Amresco Residential
               Securities Mortgage
               Loan Trust,
               Series 1998-1, Class A6,
               6.51%, 08/25/2027                                       618,379
  1,150,000    Bayview Financial
               Acquisition Trust,
               Series 2005-B, Class 1A2,
               4.70%, 04/28/2039                                     1,138,987
    256,379    Chase Funding
               Mortgage Loan,
               Series 2004-1, Class 1A3,
               2.98%, 04/25/2026                                       254,221
     19,280    CitiFinancial Mortgage
               Securities, Inc.,
               Series 2004-1, Class AF2,
               2.65%, 04/25/2034                                        18,841
     37,599    Contimortgage Home
               Equity Trust,
               Series 1999-1, Class A7,
               6.47%, 12/25/2013                                        37,523
               Countrywide Asset-Backed
               Certificates:
  2,215,000    Series 2006-S3, Class A2,
               6.09%, 06/25/2021                                     2,234,868
  2,200,000    Series 2005-12, Class 1A2,
               4.85%, 02/25/2036                                     2,181,148
    375,000    Series 2006-13, Class 1AF3,
               5.94%, 01/25/2037                                       377,337
     75,000    Series 2006-9, Class 1AF3,
               5.86%, 10/25/2046                                        75,351
  1,500,000    Credit Based Asset
               Servicing and Securities,
               Series 2005-CB1,
               Class AF4,
               4.62%, 01/25/2035                                     1,489,067
    225,000    Daimler Chrysler Master
               Owner Trust,
               Series 2004-A, Class A,
               5.38%, 01/15/2009                                       225,007
               Delta Funding Home
               Equity Loan Trust:
    308,216    Series 1997-2, Class A6,
               7.04%, 06/25/2027                                       307,165
    348,446    Series 1999-1, Class A6F,
               6.34%, 12/15/2028                                       347,754
    790,806    Series 1999-2, Class A7F,
               7.03%, 08/15/2030                                       788,922
               Discover Card
               Master Trust I:
    150,000    Series 2003-4, Class A1,
               5.46%, 05/15/2011                                       150,365
  2,000,000    Series 2005-2, Class A,
               5.38%, 04/17/2012                                     2,004,412
     56,253    Equivantage Home
               Equity Loan Trust,
               Series 1996-3, Class A3,
               7.70%, 09/25/2027                                        56,063
               GMAC Mortgage
               Corporation Loan Trust:
  1,757,323    Series 2004-GH1, Class A2,
               4.39%, 12/25/2025                                     1,739,993
  1,461,432    Series 2004-J4, Class A2,
               5.50%, 09/25/2034                                     1,455,120
               Green Tree Financial
               Corporation:
  1,648,159    Series 1998-3, Class A5,
               6.22%, 03/01/2030                                     1,660,654
    597,653    Series 1998-4, Class A5,
               6.18%, 04/01/2030                                       583,216
    148,739    Series 1999-3, Class A5,
               6.16%, 02/01/2031                                       148,798
    184,780    IMC Home
               Equity Loan Trust,
               Series 1998-1, Class A6,
               6.52%, 06/20/2029                                       185,668
    244,735    IMPAC Secured Asset
               Corporation,
               Series 2004-2, Class A3,
               5.00%, 08/25/2034                                       243,496
  2,675,000    MBNA Credit Card
               Master Note Trust,
               Series 2003-A3, Class A3,
               2.93%, 08/15/2010                                     2,679,599
    233,282    New Century Home
               Equity Loan Trust,
               Series 2003-5, Class AI3,
               3.56%, 11/25/2033                                       232,270
    267,042    Oakwood Mortgage
               Investors, Inc.,
               Series 1999-B, Class A3,
               6.45%, 11/15/2017                                       251,217
     24,795    Residential Asset
               Mortgage Products, Inc.,
               Series 2003-RS7, Class AI6,
               5.34%, 08/25/2033                                        24,589
      1,458    Salomon Brothers
               Mortgage Securities VII,
               Series 1997-LB6, Class A6,
               6.82%, 12/25/2027                                         1,456
                                                                  ------------
                                                                    24,512,172
                                                                  ------------
FINANCIAL - 19.8%
               Allfirst Financial, Inc.
               Subordinated Notes:
  1,550,000    7.20%, 07/01/2007                                     1,560,796
    725,000    6.88%, 06/01/2009                                       747,342
    550,000    American General Finance
               Corporation Notes,
               4.00%, 03/15/2011                                       522,172
    589,000    American General Finance
               Corporation Senior Notes,
               8.45%, 10/15/2009                                       635,143
     25,000    American General Finance,
               4.63%, 09/01/2010                                        24,397
    630,000    AmSouth Bancorporation
               Subordinated Debentures,
               6.75%, 11/01/2025                                       681,678
    691,000    AmSouth Bank NA
               Subordinated Notes,
               6.45%, 02/01/2008                                       697,572
    500,000    AMVESCAP PLC Notes,
               5.38%, 02/27/2013 F<F9>                                 494,819
     50,000    AMVESCAP, Inc.
               Senior Notes,
               5.90%, 01/15/2007 F<F9>                                  50,005
  1,335,000    Anthem, Inc.,
               6.80%, 08/01/2012                                     1,416,001
    725,000    Banco Santander Chile SA,
               7.00%, 07/18/2007 F<F9>                                 727,182
    310,000    Bank of America Corporation
               Subordinated Notes,
               10.20%, 07/15/2015                                      404,208
    400,000    Bank of Oklahoma
               Subordinated Notes,
               7.13%, 08/15/2007                                       403,692
               Bank One Corporation
               Subordinated Notes:
    180,000    6.00%, 02/17/2009                                       182,248
  1,043,000    10.00%, 08/15/2010                                    1,190,599
  1,520,000    BankAmerica Institutional,
               8.07%, 12/31/2026
               (Acquired 01/04/2006,
               06/01/2006 and
               10/11/2006; Cost
               $500,456, $682,331 and
               $417,508 respectively)*<F8>                           1,582,715
    480,000    Bankers Trust Corporation
               Subordinated Notes,
               7.38%, 05/01/2008                                       491,552
  1,500,000    Banponce Trust I, Series A,
               8.33%, 02/01/2027                                     1,564,341
  1,000,000    BOI Capital Funding No. 2,
               5.57%, 02/01/2049
               (Acquired 01/20/2006;
               Cost $1,000,000)*<F8> F<F9>                             976,615
  2,035,000    Citigroup Capital II,
               7.75%, 12/01/2036                                     2,104,231
    300,000    CIT Group Company
               of Canada,
               5.20%, 06/01/2015 F<F9>                                 290,575
     25,000    CIT Group, Inc.
               Senior Notes,
               7.75%, 04/02/2012                                        27,563
    200,000    CIT Group, Inc. Bonds,
               5.40%, 01/30/2016                                       196,504
  1,336,000    Comerica Incorporated
               Subordinated Notes,
               7.25%, 08/01/2007                                     1,350,625
    850,000    Compass Bank
               Subordinated Notes,
               8.10%, 08/15/2009                                       903,643
    260,000    Corestates Capital Trust I,
               8.00%, 12/15/2026
               (Acquired 11/29/2005;
               Cost $276,398)*<F8>                                     270,748
    650,000    Countrywide Financial
               Corporation Subordinated
               Notes,
               6.25%, 05/15/2016                                       662,501
  1,000,000    Countrywide Home
               Loans, Inc.,
               5.50%, 02/01/2007                                     1,000,045
    885,000    Dime Capital Trust,
               9.33%, 05/06/2027                                       935,774
    462,728    First National Bank
               of Chicago
               Pass Thru Certificates,
               8.08%, 01/05/2018                                       521,041
  1,100,000    First National Bank of
               Omaha Subordinated Notes,
               7.32%, 12/01/2010                                     1,106,117
  1,900,000    First Union Capital,
               7.94%, 01/15/2027                                     1,978,481
    775,000    FMR Corporation Notes,
               4.75%, 03/01/2013
               (Acquired 02/26/2003;
               Cost $777,379)*<F8>                                     751,409
    800,000    General Electric Capital
               Corporation Notes,
               6.00%, 06/15/2012                                       828,137
  1,000,000    Genworth Financial Inc.
               Notes, 5.75%, 06/15/2014                              1,018,926
  1,975,000    Glencore Funding LLC,
               6.00%, 04/15/2014
               (Acquired 03/31/2004,
               02/02/2005, 04/26/2006
               and 12/04/2006;                                       1,925,289
               Cost $794,280, $146,738,
               $282,792 and $720,432
               respectively)*<F8>
    500,000    The Goldman Sachs
               Group, Inc. Bonds,
               5.15%, 01/15/2014                                       492,552
     25,000    The Goldman Sachs
               Group, Inc. Notes,
               4.75%, 07/15/2013                                        24,132
  1,000,000    Great West Life &
               Annuity Insurance,
               7.15%, 05/16/2046
               (Acquired 05/16/2006;
               Cost $1,000,000)*<F8>                                 1,059,686
  1,195,000    Health Care Service
               Corporation Notes,
               7.75%, 06/15/2011
               (Acquired 06/20/2001,
               01/26/2005 and
               10/19/2006;
               Cost $497,765, $373,500
               and $397,317 respectively)*<F8>                       1,297,300
    400,000    Highmark, Inc. Notes,
               6.80%, 08/15/2013
               (Acquired 08/14/2003;
               Cost $399,088)*<F8>                                     419,522
     25,000    HSBC Finance
               Corporation Notes,
               5.00%, 06/30/2015                                        24,309
  1,050,000    Istar Financial Inc.,
               5.95%, 10/15/2013
               (Acquired 09/13/2006;
               Cost $1,047,428)*<F8>                                 1,055,289
    500,000    J.P. Morgan Chase &
               Company Subordinated
               Notes, 6.63%, 03/15/2012                                527,395
  1,600,000    Lehman Brothers
               Holdings Senior Notes,
               8.80%, 03/01/2015                                     1,933,923
    846,000    Lehman Brothers
               Holdings, Inc. Notes,
               8.50%, 08/01/2015                                     1,009,521
    600,000    Marsh & McLennan
               Companies, Inc.,
               5.38%, 07/15/2014                                       577,340
    600,000    MBNA Corporation Notes,
               6.13%, 03/01/2013                                       623,009
  1,395,000    Mellon Capital II, Series B,
               8.00%, 01/15/2027                                     1,452,273
    750,000    Merrill Lynch & Co., Inc.
               Senior Unsubordinated
               Notes, 5.00%, 02/03/2014                                733,974
    125,000    Met Life Global Funding
               Senior Notes,
               4.50%, 05/05/2010
               (Acquired 08/04/2005;
               Cost $123,925)*<F8>                                     122,630
  1,000,000    Morgan Stanley Dean
               Witter Debentures,
               10.00%, 06/15/2008                                    1,064,388
     25,000    Morgan Stanley
               Subordinated Notes,
               4.75%, 04/01/2014                                        23,903
  1,230,000    National Australia Bank
               Ltd. Subordinated Notes,
               Series A, 8.60%,
               05/19/2010 F<F9>                                      1,356,312
    534,000    National City Bank of
               Kentucky Subordinated
               Notes, 6.30%, 02/15/2011                                553,112
    500,000    Nationwide Life
               Global Fund Notes,
               5.35%, 02/15/2007
               (Acquired 02/08/2002;
               Cost $499,520)*<F8>                                     500,001
  1,100,000    Navigators Group Inc.
               Senior Unsecured Notes,
               7.00%, 05/01/2016                                     1,124,763
    760,000    NB Capital Trust IV,
               8.25%, 04/15/2027                                       793,246
  1,000,000    North Fork Capital Trust II,
               8.00%, 12/15/2027                                     1,055,818
    800,000    Phoenix Companies,
               6.68%, 02/16/2008                                       806,906
  1,319,000    PNC Funding Corporation,
               7.50%, 11/01/2009                                     1,392,914
  1,000,000    Premium Asset Senior
               Notes, 4.13%, 03/12/2009
               (Acquired 12/20/2006;
               Cost $935,000)*<F8>                                     940,000
     25,000    Protective Life Corporation
               Senior Notes,
               4.30%, 06/01/2013                                        23,465
    500,000    Providian Capital I,
               9.53%, 02/01/2027
               (Acquired 06/30/2006;
               Cost $531,235)*<F8>                                     524,933
  1,200,000    Rabobank Nederland
               Senior Notes,
               2.70%, 03/15/2007
               (Acquired 02/03/2004;
               Cost $1,199,760)*<F8> F<F9>                           1,192,694
    700,000    Residential Capital
               Corporation,
               6.38%, 06/30/2010                                       708,147
    805,000    SAFECO Corporation
               Notes, 6.88%, 07/15/2007                                811,904
    546,000    SAFECO Corporation
               Senior Notes,
               7.25%, 09/01/2012                                       590,165
               Santander Central
               Hispano Insurances: F<F9>
    325,000    7.63%, 09/14/2010                                       351,120
    550,000    6.38%, 02/15/2011                                       569,685
               SLM Corporation Notes:
  1,516,000    4.50%, 07/26/2010                                     1,475,615
     25,000    5.38%, 05/15/2014                                        24,802
               St. Paul Travelers, Inc.,
  1,000,000    6.25%, 06/20/2016                                     1,049,958
  1,046,000    Toll Road Inv. Part II,
               0.00%, 02/15/2011
               (Acquired 09/28/2004;
               Cost $782,046)*<F8>^<F7>                                841,642
  1,255,000    Transamerica Finance
               Corporation Debentures,
               0.00%, 03/01/2010^<F7>                                1,047,344
    925,000    UFJ Bank Ltd/New York,
               Subordinated Notes,
               7.40%, 06/15/2011                                       999,336
    350,000    UFJ Finance Aruba AEC,
               6.75%, 07/15/2013 F<F9>                                 373,509
    870,000    Union Planters Corporation
               Subordinated Notes,
               6.50%, 03/15/2018
               (Acquired 05/08/2002,
               02/12/2003, 05/08/2003
               and 09/22/2005;
               Cost $200,363,                                          881,431
               $73,378, $400,227 and
               $234,877 respectively)*<F8>
    500,000    Washington Mutual Bank
               Subordinated Notes,
               6.88%, 06/15/2011                                       527,180
    500,000    Washington Mutual
               Capital I,
               8.38%, 06/01/2027                                       524,590
               Westdeutsche Landesbank
               Subordinated Notes: F<F9>
     25,000    6.05%, 01/15/2009                                        25,317
  1,495,000    4.80%, 07/15/2015                                     1,433,895
                                                                  ------------
                                                                    65,165,636
                                                                  ------------
INDUSTRIAL - 18.1%
    450,000    Alcan, Inc. Notes,
               5.00%, 06/01/2015 F<F9>                                 428,010
  1,008,000    Ameritech Capital Funding,
               6.45%, 01/15/2018                                     1,011,168
    225,000    Auburn Hills Trust
               Debentures,
               12.38%, 05/01/2020                                      332,199
    300,000    Bellsouth Corporation,
               4.75%, 11/15/2012                                       289,506
    650,000    British Telecom PLC Notes,
               8.38%, 12/15/2010 F<F9>                                 725,406
               Bunge Ltd. Finance
               Corporation Notes:
    800,000    5.35%, 04/15/2014                                       768,887
  1,085,000    5.10%, 07/15/2015                                     1,010,423
    375,000    Caesars Entertainment
               Senior Notes,
               7.50%, 09/01/2009                                       389,128
  1,000,000    Clear Channel
               Communications Senior
               Unsubordinated Notes,
               5.50%, 12/15/2016                                       809,469
    125,000    Comcast Cable
               Communication Holdings,
               8.38%, 03/15/2013                                       142,383
    525,000    Comcast Corporation,
               6.50%, 01/15/2017                                       547,849
     50,000    Comcast Corporation
               Senior Subordinated Notes,
               10.63%, 07/15/2012                                       60,381
     50,000    Computer Sciences
               Corporation Notes,
               6.25%, 03/15/2009                                        50,556
               Continental Airlines, Inc.
               Pass Thru Certificates:
        451    7.42%, 04/01/2007                                           430
     46,541    6.54%, 03/15/2008                                        46,599
  1,180,000    Cooper Cameron
               Corporation Senior Notes,
               2.65%, 04/15/2007                                     1,170,409
    960,000    Cooper Industries, Inc.
               Notes, 5.25%, 07/01/2007                                957,055
  1,281,000    COX Communications,
               Inc., 7.13%, 10/01/2012                               1,365,632
  1,000,000    D.R. Horton Inc.
               Unsubordinated Notes,
               6.50%, 04/15/2016                                     1,006,097
  1,125,000    Deutsche Telekom
               International Finance BV,
               8.50%, 06/15/2010 F<F9>                               1,218,187
    300,000    Dollar General Corporation,
               8.63%, 06/15/2010                                       318,750
  2,050,000    Ensco International, Inc.
               Notes, 6.75%, 11/15/2007                              2,074,676
    500,000    Fiserv, Inc. Notes,
               4.00%, 04/15/2008                                       490,258
    623,000    Ford Capital BV Debentures,
               9.50%, 06/01/2010 F<F9>                                 619,885
    300,000    Ford Motor Company
               Debentures,
               9.22%, 09/15/2021                                       263,250
    500,000    General Electric Company
               Notes, 5.00%, 02/01/2013                                494,450
               General Motors Acceptance
               Corporation Notes:
  1,025,000    7.75%, 01/19/2010                                     1,072,832
    200,000    6.75%, 12/01/2014                                       205,427
    550,000    General Motors Nova
               Scotia Finance Company,
               6.85%, 10/15/2008 F<F9>                                 547,250
               Halliburton Company Notes:
    475,000    5.63%, 12/01/2008                                       476,345
    675,000    5.50%, 10/15/2010                                       673,801
    700,000    Hanson Australia Funding,
               5.25%, 03/15/2013 F<F9>                                 682,695
    650,000    Hanson PLC Notes,
               6.13%, 08/15/2016 F<F9>                                 661,612
    975,000    Hutchison Whampoa
               International Limited,
               6.25%, 01/24/2014
               (Acquired 11/19/2003
               and 02/08/2005;
               Cost $749,228 and
               $244,602 respectively)*<F8> F<F9>                     1,011,012
  1,000,000    Ingersoll-Rand
               Company Debentures,
               6.39%, 11/15/2027 F<F9>                               1,069,692
    530,000    International Paper
               Company Notes,
               7.63%, 01/15/2007                                       530,228
  1,100,000    Johnson Controls Inc.
               Senior Notes,
               5.50%, 01/15/2016                                     1,078,541
    675,000    Laboratory Corporation
               of America Holdings,
               5.50%, 02/01/2013                                       650,623
    550,000    Lafarge SA Notes,
               6.50%, 07/15/2016 F<F9>                                 574,266
    500,000    Limited Brands, Inc.,
               5.25%, 11/01/2014                                       475,060
  1,210,000    Marathon Oil
               Corporation Debentures,
               9.13%, 01/15/2013                                     1,439,046
    500,000    Marathon Oil
               Corporation Notes,
               5.38%, 06/01/2007                                       499,816
    350,000    Marathon Oil Corporation,
               6.00%, 07/01/2012 F<F9>                                 359,197
  1,550,000    Masco Corporation,
               6.13%, 10/03/2016                                     1,560,559
    650,000    New York Telephone
               Company Debentures,
               8.63%, 11/15/2010                                       709,026
  1,650,000    Nextel Communications
               Senior Notes,
               6.88%, 10/31/2013                                     1,667,044
    700,000    PCCW Capital II Ltd.,
               6.00%, 07/15/2013
               (Acquired 07/10/2003;
               Cost $696,731)*<F8> F<F9>                               705,312
    600,000    Pearson Dollar Finance PLC,
               5.70%, 06/01/2014
               (Acquired 09/28/2005;
               Cost $618,138)*<F8> F<F9>                               594,332
  1,545,000    Plum Creek Timberlands,
               5.88%, 11/15/2015                                     1,518,228
  1,500,000    Premcor Refining Group
               Inc. Senior Notes,
               9.50%, 02/01/2013                                     1,620,116
               Qwest Capital Funding, Inc.:
    350,000    7.00%, 08/03/2009                                       356,125
    100,000    7.25%, 02/15/2011                                       102,125
  1,000,000    Reed Elsevier Capital Notes,
               4.63%, 06/15/2012                                       955,112
    500,000    SBC Communications,
               Inc. Notes,
               5.63%, 06/15/2016                                       497,704
    650,000    Sealed Air Corporation
               Senior Notes,
               5.38%, 04/15/2008
               (Acquired 04/09/2003;
               Cost $646,490)*<F8>                                     646,874
    224,954    Southwest Airlines Company
               Pass Thru Certificates,
               Series 1996-A1,
               7.67%, 01/02/2014                                       228,890
    500,000    Sprint Nextel Corporation,
               6.00%, 12/01/2016                                       487,314
  1,100,000    Sunoco, Inc. Senior Notes,
               5.75%, 01/15/2017                                     1,076,122
               TCI Communications,
               Inc. Debentures:
    325,000    7.88%, 08/01/2013                                       361,385
    583,000    8.75%, 08/01/2015                                       689,564
               Telecom Italia Capital: F<F9>
  1,360,000    4.95%, 09/30/2014                                     1,259,961
     25,000    5.25%, 10/01/2015                                        23,353
  1,425,000    Telefonica
               Emisiones, S.A.U.,
               6.42%, 06/20/2016 F<F9>                               1,470,056
    681,000    Tele-Communications,
               Inc. Debentures,
               9.80%, 02/01/2012                                       803,033
  1,070,000    Telus Corporation Notes,
               7.50%, 06/01/2007 F<F9>                               1,077,919
  1,075,000    Time Warner Companies
               Inc. Debentures,
               9.13%, 01/15/2013                                     1,252,364
    250,000    Time Warner Companies,
               Inc., 6.88%, 06/15/2018                                 265,824
  1,470,000    Transocean, Inc.,
               6.63%, 04/15/2011 F<F9>                               1,527,187
    275,000    Tribune Company,
               5.25%, 08/15/2015                                       233,004
               Tyco International
               Group S.A.: F<F9>
  1,425,000    6.38%, 10/15/2011                                     1,491,250
    650,000    6.00%, 11/15/2013                                       672,538
  1,000,000    Univision Communications,
               Inc., 3.50%, 10/15/2007                                 978,450
    197,337    Union Pacific Corporation
               Pass Thru Certificates,
               Series 1994-A6,
               8.66%, 07/02/2011                                       211,618
               United AirLines, Inc.
               Pass Thru Certificates:
    245,275    7.76%, 10/01/2005
               (Acquired 12/08/2000;
               Cost $245,275)@<F6>^<F7>                                215,842
    791,035    6.20%, 09/01/2008
               (Acquired 08/10/2001,
               10/31/2005 and
               03/09/2006;
               Cost $325,423, $375,535
               and $230,569 respectively)                              795,979
    287,902    10.02%, 03/22/2014
               (Acquired 01/03/2001;
               Cost $322,008)@<F6>^<F7>                                146,830
  1,500,000    Vale Overseas Limited,
               6.25%, 01/23/2017 F<F9>                               1,506,819
  1,050,000    Viacom, Inc.,
               7.70%, 07/30/2010                                     1,121,538
               Waste Management, Inc.:
  1,175,000    6.88%, 05/15/2009                                     1,214,657
     25,000    5.00%, 03/15/2014                                        24,031
    160,000    Weyerhaeuser
               Company Notes,
               5.95%, 11/01/2008                                       161,279
    500,000    Willamette Industries,
               Inc. Notes,
               6.60%, 06/05/2012                                       517,113
                                                                  ------------
                                                                    59,344,963
                                                                  ------------
UTILITIES - 7.7%
  1,715,000    Cilcorp Inc. Senior Notes,
               8.70%, 10/15/2009                                     1,836,985
     50,000    Commonwealth Edison,
               5.95%, 08/15/2016                                        50,550
  1,000,000    Dominion Resources
               Inc., Series C,
               5.15%, 07/15/2015                                       968,613
  1,400,000    Duke Capital LLC Notes,
               5.67%, 08/15/2014                                     1,396,212
    600,000    Energy Transfer Partners,
               5.65%, 08/01/2012                                       597,475
    300,000    Exelon Corporation Senior
               Notes, 6.75%, 05/01/2011                                313,355
  2,500,000    Kinder Morgan Finance,
               5.70%, 01/05/2016 F<F9>                               2,293,798
    416,757    Kiowa Power Partners LLC,
               4.81%, 12/30/2013
               (Acquired 11/19/2004;
               Cost $428,709)*<F8>                                     401,691
    300,000    Korea Electric Power
               Corporation,
               6.75%, 08/01/2027 F<F9>                                 334,157
               MidAmerican Energy
               Holdings Company
               Senior Notes:
    800,000    4.63%, 10/01/2007                                       794,799
  1,500,000    7.52%, 09/15/2008                                     1,550,071
  1,400,000    National Grid PLC Senior
               Unsecured Notes,
               6.30%, 08/01/2016 F<F9>                               1,449,959
     25,000    National Rural Utilities,
               4.38%, 10/01/2010                                        24,261
    100,000    Nisource Finance
               Corporation,
               7.88%, 11/15/2010                                       107,886
  1,500,000    ONEOK, Inc. Senior
               Notes, 7.13%, 04/15/2011                              1,583,210
    400,000    Oneok Partners LP Notes,
               5.90%, 04/01/2012                                       404,548
  1,417,000    Panhandle Eastern
               Pipeline Senior Notes,
               4.80%, 08/15/2008                                     1,395,970
  1,475,000    PPL Energy Supply LLC
               Bonds, Series A,
               5.70%, 10/15/2015                                     1,449,126
    388,000    PPL Energy Supply, LLC
               Senior Notes,
               6.40%, 11/01/2011                                       401,682
    900,000    Progress Energy, Inc.
               Senior Notes,
               6.85%, 04/15/2012                                       956,850
    175,000    PSE&G Energy Holdings
               LLC Senior Notes,
               8.50%, 06/15/2011                                       188,125
               PSE&G Power LLC:
    275,000    7.75%, 04/15/2011                                       297,137
    425,000    5.00%, 04/01/2014                                       405,384
    841,037    RGS (I&M) Funding
               Corporation Debentures,
               9.82%, 12/07/2022                                     1,011,288
    500,000    System Energy Resources
               1st Mortgage,
               4.88%, 10/01/2007                                       496,931
    800,000    Transcontinental Gas Pipe
               Line Corporation Senior
               Notes, Series B,
               8.88%, 07/15/2012                                       904,000
    350,000    Tristate Gen & Trans Assn,
               6.04%, 01/31/2018
               (Acquired 10/14/2003;
               Cost $350,000)*<F8>                                     353,583
               Vectren Utility Holdings:
    900,000    6.63%, 12/01/2011                                       938,877
    525,000    5.25%, 08/01/2013                                       509,159
    900,000    Verizon Communications
               Debentures,
               6.84%, 04/15/2018                                       956,797
     25,000    Verizon Communications
               Senior Unsecured Notes,
               5.55%, 02/15/2016                                        24,914
    600,000    The Williams Companies,
               Inc. Notes,
               8.13%, 03/15/2012                                       649,500
    325,000    Yosemite Securities Trust I,
               8.25%, 11/15/2004
               (Acquired 04/26/2001;
               Cost $340,415)*<F8>@<F6>^<F7>                           261,625
                                                                  ------------
                                                                    25,308,518
                                                                  ------------
MORTGAGE BACKED SECURITIES - 16.0%
               Bank of America
               Alternative Loan Trust:
    426,120    Series 2003-11, Class 4A1,
               4.75%, 01/25/2019                                       412,004
  1,744,558    Series 2004-2, Class 5A1,
               5.50%, 03/25/2019                                     1,739,246
  1,615,640    Series 2004-11, Class 4A1,
               5.50%, 12/25/2019                                     1,607,561
  1,173,469    Bank of America Funding
               Corporation,
               Series 2003-3, Class 1A41,
               5.50%, 10/25/2033                                     1,149,308
               Citicorp Mortgage
               Securities, Inc.:
  1,548,815    Series 2004-5, Class 1A25,
               5.50%, 10/25/2014                                     1,545,955
  1,556,855    Series 2004-4, Class A5,
               5.50%, 06/25/2034                                     1,531,198
               Countrywide Alternative
               Loan Trust:
    589,728    Series 2005-5R, Class A2,
               4.75%, 12/25/2018                                       581,460
  1,816,624    Series 2005-50CB,
               Class 4A1, 5.00%,
               11/25/2020                                            1,794,920
     73,944    Series 2004-18CB,
               5.13%, 09/25/2034                                        73,498
     50,000    Series 2005-10CB,
               Class 1A6, 5.50%,
               05/25/2035                                               49,417
  2,217,826    Countrywide Home
               Loans, Inc.,
               Series 2003-18, Class A3,
               5.25%, 07/25/2033                                     2,195,705
               Federal Gold Loan
               Mortgage (FGLMC)
               Pass Thru Certificate:
  2,160,624    6.00%, 06/01/2021                                     2,189,702
     66,324    6.00%, 07/01/2028                                        67,127
               Federal Home Loan
               Mortgage Corporation
               (FHLMC):
  1,761,738    Series 3033, Class LU,
               5.50%, 03/15/2013                                     1,769,620
  1,350,000    Series 2592, Class PD,
               5.00%, 07/15/2014                                     1,342,059
  1,382,743    Series 2695, Class UA,
               5.50%, 09/15/2014                                     1,386,192
    701,466    Series R001, Class AE,
               4.38%, 04/15/2015                                       684,005
  2,156,913    Series R003, Class VA,
               5.50%, 08/15/2016                                     2,160,795
  1,994,162    Series 3122, Class VA,
               6.00%, 01/15/2017                                     2,026,861
    690,839    Series R009, Class AJ,
               5.75%, 12/15/2018                                       691,390
     60,668    Series 1395, Class G,
               6.00%, 10/15/2022                                        60,551
    724,412    Series 2970, Class DA,
               5.50%, 01/15/2023                                       724,397
               Federal National Mortgage
               Association (FNMA):
  1,561,333    Series 2006-B2, Class AB,
               5.50%, 05/25/2014                                     1,559,688
  1,500,000    Series 2003-24, Class PC,
               5.00%, 11/25/2015                                     1,484,853
     50,000    Series 2003-35, Class TD,
               5.00%, 12/25/2016                                        49,449
    250,659    Series 1991-137, Class H,
               7.00%, 10/25/2021                                       260,378
    200,608    Series 1992-136, Class PK,
               6.00%, 08/25/2022                                       203,304
    106,049    Series 1993-32, Class H,
               6.00%, 03/25/2023                                       106,142
    560,056    Series 2002-95, Class MD,
               5.00%, 07/25/2026                                       556,814
    549,916    Series 2002-77, Class QP,
               5.00%, 09/25/2026                                       546,667
     19,341    Series 2003-25, Class PC,
               4.50%, 02/25/2027                                        19,271
  3,247,790    Series 2004-W6, Class 1A6,
               5.50%, 07/25/2034                                     3,220,879
               Government National
               Mortgage Association
               (GNMA):
    553,013    Series 2003-12, Class ON,
               4.00%, 02/16/2028                                       549,190
    543,355    Series 1999-4, Class ZB,
               6.00%, 02/20/2029                                       549,774
               J.P. Morgan Alternative
               Loan Trust:
  1,778,410    Series 2006-A1, Class 2A1,
               5.80%, 03/25/2036                                     1,790,785
  3,000,000    Series 2006-S2, Class A2,
               5.81%, 05/25/2036                                     2,996,884
  1,017,357    Lehman Mortgage Trust,
               Series 2006-4, Class 3A1,
               5.00%, 08/25/2021                                     1,002,167
    657,180    Master Alternative Loans
               Trust, Series 2004-3,
               Class 1A1, 5.00%,
               03/25/2019                                              643,011
    646,008    Salomon Brothers
               Mortgage Securities VII,
               Series 2003-UP2, Class A2,
               4.00%, 06/25/2033                                       621,181
               Washington Mutual:
  3,820,092    Series 2004-CB3, Class 3A,
               5.50%, 10/25/2019                                     3,809,785
    868,599    Series 2004-CB4, Class 21A,
               5.50%, 12/25/2019                                       866,223
               Washington Mutual, Inc.
               Pass-Thru Certificates:
  2,868,718    Series 2004-CB1, Class 5A,
               5.00%, 06/25/2019                                     2,804,172
  1,686,126    Series 2004-CB3, Class 4A,
               6.00%, 10/25/2019                                     1,702,511
  1,300,462    Series 2004-CB4,
               Class 22A,
               6.00%, 12/25/2019                                     1,314,919
                                                                  ------------
                                                                    52,441,018
                                                                  ------------
INTERNATIONAL (U.S. $ DENOMINATED) - 1.6%
    275,000    Corp Andina
               De Fomento Notes,
               7.38%, 01/18/2011 F<F9>                                 294,002
  1,000,000    Export Import Bank Korea,
               5.13%, 02/14/2011 F<F9>                                 993,049
               Korea Development
               Bank Notes: F<F9>
    450,000    4.25%, 11/13/2007                                       445,136
    350,000    4.63%, 09/16/2010                                       342,205
  1,050,000    Korea Development
               Bank Notes,
               3.88%, 03/02/2009 F<F9>                               1,019,303
    350,000    National Bank of Hungary
               Yankee Debentures,
               8.88%, 11/01/2013 F<F9>                                 417,979
  1,700,000    PEMEX Project Funding
               Master Trust,
               9.13%, 10/13/2010 F<F9>                               1,906,550
                                                                  ------------
                                                                     5,418,224
                                                                  ------------
TAXABLE MUNICIPAL BONDS - 0.5%
               Tobacco Settlement
               Financing Corporation:
    275,000    Series 2001-A, Class A,
               5.92%, 06/01/2012                                       274,114
  1,262,188    Series 2001-A, Class A,
               6.36%, 05/15/2025                                     1,263,362
                                                                  ------------
                                                                     1,537,476
                                                                  ------------
U.S. GOVERNMENT AGENCY ISSUES - 16.0%
               Federal National Mortgage
               Association (FNMA):
 13,285,000    7.25%, 01/15/2010                                    14,133,832
 36,775,000    6.00%, 05/15/2011                                    38,291,343
                                                                  ------------
                                                                    52,425,175
                                                                  ------------
U.S. TREASURY OBLIGATIONS - 9.4%
               U.S. Treasury Bonds,
 22,350,000    9.13%, 05/15/2018                                    30,739,989
                                                                  ------------
               Total Long-Term
               Investments
               (Cost $317,510,070)                                 316,893,171
                                                                  ------------
COLLATERAL POOL INVESTMENT
FOR SECURITIES ON LOAN -  26.7%
(Cost $87,414,866)
(Please Refer to Note 6)                                            87,414,866
                                                                  ------------
   Shares
   ------
SHORT-TERM INVESTMENTS - 2.1%
MONEY MARKET FUNDS - 2.1%
  7,008,756    Short-Term Investment
               Company Liquid Assets
               Portfolio - AIM Fund                                  7,008,756
                                                                  ------------
               Total Short-Term
               Investments
               (Cost $7,008,756)                                     7,008,756
                                                                  ------------
               Total Investments
               (Cost $411,933,692) -
               125.4%                                              411,316,793
                                                                  ------------
               Liabilities in Excess of
               Other Assets - (25.4)%                              (83,274,180)
                                                                  ------------
               TOTAL NET
               ASSETS - 100.0%                                    $328,042,613
                                                                  ------------
                                                                  ------------

 @<F6>  Security in Default
 ^<F7>  Non Income Producing
 *<F8>  Unregistered Security
 F<F9>  Foreign Security

   The accompanying notes are an integral part of these financial statements.

BAIRD AGGREGATE BOND FUND
DECEMBER 31, 2006

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

The Fund delivered solid positive returns and outperformed its benchmark index in 2006. Helping the Fund's strong relative performance were the following factors:

   o   The Fund's significant exposure to asset-backed securities;

   o The Fund's overweighting of BBB-rated corporate bonds relative to the benchmark; and

   o Strong performance of specific individual corporate issues, particularly those in the auto and finance sectors.

The Fund's underweighting of mortgage pass-through securities relative to the benchmark and exposure to a small number of issues which were negatively affected by leveraged buy-outs detracted slightly from relative performance in 2006. The Fund maintained its duration-neutral strategy, holding a broadly diversified portfolio of over 300 securities at year end.

The Fund ended 2006 with a yield advantage versus its benchmark index. This yield advantage, combined with exposure to specific sectors which we believe have superior total return potential (asset-backed securities and collateralized mortgage-backed obligations), enhance the Fund's prospects of continuing to add value over its benchmark in the coming year.

PORTFOLIO CHARACTERISTICS

                           QUALITY DISTRIBUTION*<F10>

                    U.S. Treasury                        10%
                    U.S. Gov't Agency                    28%
                    AAA                                  27%
                    AA                                    3%
                    A                                    11%
                    BBB                                  20%
                    Below BBB                             1%

                            SECTOR WEIGHTINGS*<F10>

                    Asset-Backed                          9%
                    Commercial Mortgage-Backed            3%
                    Financials                           14%
                    Industrials                          12%
                    Utilities                             6%
                    Mortgage-Backed                      36%
                    International                         1%
                    Municipal                             1%
                    U.S. Gov't Agency                     4%
                    U.S. Treasuries                      10%
                    Cash                                  4%

NET ASSETS:                                               $336,756,477
SEC 30-DAY YIELD:**<F11>
Institutional Class:                                             5.29%
Investor Class:                                                  5.04%
AVERAGE EFFECTIVE DURATION:                                 4.46 years
AVERAGE EFFECTIVE MATURITY:                                 7.21 years

ANNUALIZED EXPENSE RATIO:
Institutional Class:                                             0.30%
Investor Class:                                                  0.55%***<F12>
PORTFOLIO TURNOVER RATIO:                                        52.4%
TOTAL NUMBER OF HOLDINGS:                                          304

  *<F10>   Percentages shown are based on the Fund's total net assets.
 **<F11> SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2006.
***<F12>   Includes 0.25% 12b-1 fee.

BAIRD AGGREGATE BOND FUND

                BAIRD AGGREGATE BOND FUND - INSTITUTIONAL CLASS
                         VALUE OF A $250,000 INVESTMENT

                    Baird Aggregate Bond Fund -           Lehman Brothers
                    Institutional Class Shares          Aggregate Bond Index
                    --------------------------          --------------------
   9/29/2000                 $250,000                         $250,000
  12/31/2000                 $264,448                         $260,514
   6/30/2001                 $275,084                         $269,936
  12/31/2001                 $286,461                         $282,512
   6/30/2002                 $295,106                         $293,222
  12/31/2002                 $310,239                         $311,484
   6/30/2003                 $328,053                         $323,719
  12/31/2003                 $332,520                         $324,268
   6/30/2004                 $333,936                         $324,755
  12/31/2004                 $350,368                         $338,336
   6/30/2005                 $360,526                         $346,843
  12/31/2005                 $360,351                         $346,555
   6/30/2006                 $358,649                         $344,050
  12/31/2006                 $377,922                         $361,572

GROWTH OF A HYPOTHETICAL INVESTMENT OF $250,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

                   BAIRD AGGREGATE BOND FUND - INVESTOR CLASS
                         VALUE OF A $10,000 INVESTMENT

                    Baird Aggregate Bond Fund -           Lehman Brothers
                       Investor Class Shares            Aggregate Bond Index
                    ---------------------------         --------------------
   9/29/2000                  $10,000                         $10,000
  12/31/2000                  $10,577                         $10,421
   6/30/2001                  $10,985                         $10,797
  12/31/2001                  $11,420                         $11,300
   6/30/2002                  $11,748                         $11,729
  12/31/2002                  $12,343                         $12,459
   6/30/2003                  $13,031                         $12,949
  12/31/2003                  $13,200                         $12,971
   6/30/2004                  $13,269                         $12,990
  12/31/2004                  $13,894                         $13,533
   6/30/2005                  $14,284                         $13,874
  12/31/2005                  $14,247                         $13,862
   6/30/2006                  $14,177                         $13,762
  12/31/2006                  $14,904                         $14,463

GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

BAIRD AGGREGATE BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                      SINCE
For the Periods Ended December 31, 2006                           ONE YEAR      FIVE YEARS      INCEPTION(1)<F13>
---------------------------------------                           --------      ----------      -----------------
Baird Aggregate Bond Fund - Institutional Class Shares             4.88%          5.69%               6.83%
Baird Aggregate Bond Fund - Investor Class Shares                  4.61%          5.46%               6.59%
Lehman Brothers Aggregate Bond Index(2)<F14>                       4.33%          5.06%               6.08%

(1)<F13> For the period from September 29, 2000 (commencement of operations) through December 31, 2006.
(2)<F14> The Lehman Brothers Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS SHOWN IN THE TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFORMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT STATED.

BAIRD AGGREGATE BOND FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2006

 Principal
   Amount                                                             Value
  --------                                                            -----
LONG-TERM INVESTMENTS - 95.9%
ASSET BACKED SECURITIES - 9.2%
$ 2,700,000    American Express Credit
               Account Master Trust,
               Series 2005-5, Class A,
               5.37%, 02/15/2013                                  $  2,701,028
  2,000,000    Bayview Financial
               Acquisition Trust,
               Series 2006-A, Class 1A2,
               5.48%, 02/28/2041                                     1,991,497
     50,839    Citifinancial Mortgage
               Securities, Inc.,
               Series 2003-2, Class AF3,
               3.04%, 05/25/2033                                        49,926
               Contimortgage Home
               Equity Trust:
     50,869    Series 1999-1, Class A7,
               6.47%, 12/25/2013                                        50,766
      6,937    Series 1997-2, Class A9,
               7.09%, 04/15/2028                                         6,895
     69,776    Series 1999-3, Class A8,
               5.88%, 05/25/2029                                        69,916
               Countrywide Asset-Backed
               Certificates:
  2,000,000    Series 2005-17, Class 1AF2,
               5.36%, 03/25/2030                                     1,991,595
    834,393    Series 2004-12, Class AF3,
               4.02%, 12/25/2030                                       828,450
  1,500,000    Series 2004-15, Class AF6,
               4.61%, 04/25/2035                                     1,446,654
  1,300,000    Series 2005-1, Class AF6,
               5.03%, 06/25/2035                                     1,283,238
  1,500,000    Series 2005-10, Class AF2,
               4.49%, 02/25/2036                                     1,485,916
  3,000,000    Series 2005-10, Class AF6,
               4.92%, 02/25/2036                                     2,922,735
               Credit Based Asset Servicing
               and Securities:
  1,000,000    Series 2005-CB1, Class
               AF4, 4.62%, 01/25/2035                                  992,712
  2,000,000    Series 2005-CB8, Class
               AF2, 5.30%, 12/25/2035                                1,989,727
    875,000    Daimler Chrysler Master
               Owner Trust,
               Series 2004-A, Class A,
               5.38%, 01/15/2009                                       875,029
    407,006    Equivantage Home
               Equity Loan Trust,
               Series 1996-3, Class A3,
               7.70%, 09/25/2027                                       405,632
               GE Capital Mortgage
               Services, Inc.:
      5,622    Series 1997-H3, Class A6,
               6.72%, 10/25/2027                                         5,604
     11,440    Series 1997-HE4, Class
               A7, 6.74%, 12/25/2027                                    11,401
    107,645    Series 1999-HE1, Class
               A7, 6.27%, 04/25/2029                                   107,893
    647,435    GMAC Mortgage
               Corporation Loan Trust,
               Series 2004-GH1, Class
               A2, 4.39%, 12/25/2025                                   641,050
               Green Tree Financial
               Corporation:
    248,905    Series 1993-3, Class A7,
               6.40%, 10/15/2018                                       252,486
    206,867    Series 1993-4, Class A5,
               7.05%, 01/15/2019                                       210,067
      4,289    Series 1995-4, Class A5,
               6.95%, 06/15/2025                                         4,303
      5,418    Series 1997-1, Class A5,
               6.86%, 03/15/2028                                         5,589
    212,532    Series 1997-6, Class A8,
               7.07%, 01/15/2029                                       218,215
    601,518    Series 1998-3, Class A5,
               6.22%, 03/01/2030                                       606,078
    986,127    Series 1998-4, Class A5,
               6.18%, 04/01/2030                                       962,306
  2,000,000    GSAA Home Equity Trust,
               Series 2005-1, Class AF2,
               4.32%, 11/25/2034                                     1,961,163
    255,483    Household Automobile
               Trust, Series 2003-1,
               2.22%, 11/17/2009                                       252,964
    600,113    IMC Home Equity Loan
               Trust, Series 1997-5,
               Class A10, 6.88%,
               11/20/2028                                              598,500
    120,867    Impac CMB Trust,
               Series 2004-4, Class 2A2,
               5.25%, 09/25/2034                                       119,720
     97,201    New Century Home
               Equity Loan Trust,
               Series 2003-5, Class AI3,
               3.56%, 11/25/2033                                        96,779
    133,521    Oakwood Mortgage
               Investors, Inc.,
               Series 1999-B, Class A3,
               6.45%, 11/15/2017                                       125,608
               RAAC Series:
    376,438    Series 2004-SP1, Class
               AI2, 4.38%, 01/25/2022                                  372,580
  1,200,000    Series 2004-SP1, Class
               AI4, 5.29%, 08/25/2027                                1,184,507
               Residential Asset
               Mortgage Products, Inc.:
  1,616,645    Series 2003-RS7, Class
               AI6, 5.34%, 08/25/2033                                1,603,179
  1,000,000    Series 2005-RS1, Class
               AI6, 4.71%, 11/25/2034                                  966,892
               Residential Asset
               Securities Corporation:
    151,409    Series 2004-KS2, Class
               AI3, 3.02%, 05/25/2029                                  150,563
    232,113    Series 2003-KS5, Class
               AI6, 3.62%, 07/25/2033                                  221,599
    300,000    Series 2004-KS2, Class
               AI6, 4.30%, 03/25/2034                                  286,883
      2,157    Salomon Brothers
               Mortgage Securities VII,
               Series 1997-LB6, Class
               A6, 6.82%, 12/25/2027                                     2,153
               Structured Asset Securities
               Corporation:
    826,049    Series 2004-11XS, Class
               1A3A, 4.76%, 06/25/2034                                 819,046
     32,567    Series 2004-16XS, Class
               A2, 4.91%, 08/25/2034                                    32,412
                                                                  ------------
                                                                    30,911,256
                                                                  ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.8%
  2,400,000    First Union National Bank
               Commercial Mortgage
               Securities Inc.,
               Series 2001-C4, Class A2,
               6.22%, 12/12/2033                                     2,493,239
  1,200,000    GE Capital Commercial
               Mortgage Corporation,
               Series 2002-3A, Class AR,
               4.00%, 12/10/2037                                     1,187,698
  3,500,000    GMAC Commercial
               Mortgage Securities, Inc.,
               Series 2003-C1, Class A2,
               4.08%, 05/10/2036                                     3,281,802
    800,000    Government National
               Mortgage Association
               (GNMA):
               Series 2004-78, Class C,
               4.66%, 04/16/2029                                       774,061
  1,800,000    Wachovia Bank
               Commercial Mortgage
               Trust, Series 2003-C3,
               Class A2, 4.87%,
               02/15/2035                                            1,763,049
                                                                  ------------
                                                                     9,499,849
                                                                  ------------
FINANCIAL - 13.9%
    600,000    American General Finance
               Corporation Senior Notes,
               8.45%, 10/15/2009                                       647,005
    200,000    AmSouth Bancorporation
               Subordinated Debentures,
               6.75%, 11/01/2025                                       216,406
    275,000    AMVESCAP PLC Notes,
               5.38%, 02/27/2013 F<F18>                                272,150
    300,000    BAC Capital Trust VI,
               5.63%, 03/08/2035                                       283,987
  1,015,000    Bank of America
               Corporation
               Subordinated Notes,
               10.20%, 07/15/2015                                    1,323,456
  1,000,000    BankBoston Capital Trust
               II, 7.75%, 12/15/2026                                 1,039,882
    400,000    Bank of Oklahoma
               Subordinated Notes,
               7.13%, 08/15/2007                                       403,692
    909,000    Bank One Corporation
               Subordinated Notes,
               10.00%, 08/15/2010                                    1,037,636
    330,000    Bankers Trust Corporation
               Subordinated Notes,
               7.25%, 10/15/2011                                       354,026
  1,175,000    Banponce Trust I,
               8.33%, 02/01/2027                                     1,225,401
    325,000    CIT Group Company
               of Canada,
               5.20%, 06/01/2015 F<F18>                                314,789
    300,000    CIT Group, Inc. Senior
               Notes, 7.75%, 04/02/2012                                330,752
    500,000    CIT Group, Inc. Bonds,
               5.40%, 01/30/2016                                       491,259
  1,581,000    Citigroup Capital II,
               7.75%, 12/01/2036                                     1,634,786
  1,181,000    Compass Bank
               Subordinated Notes,
               8.10%, 08/15/2009                                     1,255,532
    875,000    Countrywide Financial
               Corporation Subordinated
               Notes, 6.25%, 05/15/2016                                891,828
  1,070,000    Dime Capital Trust,
               9.33%, 05/06/2027                                     1,131,388
    800,000    Executive Risk Capital
               Trust, 8.68%, 02/01/2027                                835,939
  1,135,000    First Empire Capital Trust
               I, 8.23%, 02/01/2027                                  1,183,405
    625,000    First Empire Capital Trust
               II, 8.28%, 06/01/2027                                   655,713
    670,955    First National Bank
               of Chicago Pass Thru
               Certificates,
               8.08%, 01/05/2018                                       755,509
  1,800,000    First National Bank of
               Omaha Subordinated
               Notes, 7.32%, 12/01/2010                              1,810,010
  1,660,000    First Union Capital,
               7.94%, 01/15/2027                                     1,728,568
    250,000    FMR Corporation Notes,
               4.75%, 03/01/2013
               (Acquired 02/26/2003;
               Cost $250,768)*<F17>                                    242,390
  1,575,000    Glencore Funding LLC,
               6.00%, 04/15/2014
               (Acquired 03/31/2004,
               02/02/2005, 10/31/2005
               and 12/04/2006;                                       1,535,357
               Cost $496,425, $122,281,
               $231,168 and $695,590
               respectively)*<F17>
    850,000    Goldman Sachs Capital I,
               6.35%, 02/15/2034                                       860,412
  1,000,000    Great West Life &
               Annuity Insurance,
               7.15%, 05/16/2046
               (Acquired 05/16/2006;
               Cost $1,000,000)*<F17>                                1,059,686
    500,000    Health Care Service
               Corporation Notes,
               7.75%, 06/15/2011
               (Acquired 06/20/2001
               and 01/26/2005; Cost
               $150,908 and $345,000
               respectively)*<F17>                                     542,804
    275,000    Highmark, Inc. Notes,
               6.80%, 08/15/2013
               (Acquired 08/14/2003;
               Cost $274,373)*<F17>                                    288,421
    900,000    J.P. Morgan Chase &
               Company Notes,
               5.88%, 03/15/2035                                       879,318
  1,150,000    Jefferies Group Inc.,
               6.25%, 01/15/2036                                     1,115,559
    565,000    Liberty Mutual Insurance
               Notes, 7.70%, 10/15/2097
               (Acquired 03/26/2003;
               Cost $361,510)*<F17>                                    578,184
    300,000    Marsh & McLennan
               Companies, Inc.,
               5.38%, 07/15/2014                                       288,670
    475,000    Morgan Stanley
               Subordinated Notes,
               4.75%, 04/01/2014                                       454,160
  1,100,000    Navigators Group Inc.
               Senior Unsecured Notes,
               7.00%, 05/01/2016                                     1,124,763
    819,000    NB Capital Trust IV,
               8.25%, 04/15/2027                                       854,827
  1,500,000    North Fork Capital Trust
               II, 8.00%, 12/15/2027                                 1,583,727
    600,000    Phoenix Companies,
               6.68%, 02/16/2008                                       605,179
  1,875,000    PNC Financial Services,
               Series C, 8.88%,
               03/15/2027                                            1,968,448
  1,000,000    Premium Asset Senior
               Notes, 4.13%, 03/12/2009
               (Acquired 12/20/2006,
               Cost $935,000)*<F17>                                    940,000
    700,000    Republic New York
               Corporation Debentures,
               9.13%, 05/15/2021                                       903,657
  1,775,000    Residential Capital
               Corporation,
               6.88%, 06/30/2015                                     1,840,118
    350,000    Santander Central
               Hispano Insurances,
               7.63%, 09/14/2010 F<F18>                                378,129
    500,000    SLM Corporation Notes,
               5.63%, 08/01/2033                                       479,203
    500,000    State Street Institutional
               Cap B, 8.04%, 03/15/2027
               (Acquired 09/06/2006;
               Cost $524,155)*<F17>                                    521,877
  1,000,000    St. Paul Travelers,
               6.75%, 06/20/2036                                     1,105,326
  1,000,000    Symetra Financial
               Corporation Senior Notes,
               6.13%, 04/01/2016
               (Acquired 03/23/2006;
               Cost $995,570)*<F17>                                  1,011,484
    435,000    UFJ Bank Ltd/New York,
               Subordinated Notes,
               7.40%, 06/15/2011                                       469,958
    225,000    UFJ Finance Aruba AEC,
               6.75%, 07/15/2013 F<F18>                                240,113
    280,000    Washington Mutual
               Capital I,
               8.38%, 06/01/2027                                       293,770
  1,534,000    Westdeutsche Landesbank
               Subordinated Notes,
               4.80%, 07/15/2015 F<F18>                              1,471,301
    750,000    Willis Group NA,
               5.63%, 07/15/2015                                       717,917
  2,420,000    Zurich Capital Trust I
               8.38%, 06/01/2037
               (Acquired 04/07/2006,
               08/10/2006, 09/28/2006
               10/04/2006 and
               10/05/2006;
               Cost $1,065,910,
               $421,740, $527,660,
               $289,658 and $258,046
               respectively)*<F17>                                   2,536,567
                                                                  ------------
                                                                    46,714,444
                                                                  ------------
INDUSTRIAL - 12.3%
    500,000    Alcan, Inc.,
               5.75%, 06/01/2035 F<F18>                                470,082
               Ameritech Capital
               Funding Debentures:
    933,437    9.10%, 06/01/2016                                     1,071,393
  1,000,000    6.45%, 01/15/2018                                     1,003,143
  1,000,000    Anadarko Petroleum
               Corporation,
               6.45%, 09/15/2036                                     1,010,496
               AOL Time Warner, Inc.:
  1,100,000    7.63%, 04/15/2031                                     1,228,877
    175,000    7.70%, 05/01/2032                                       197,451
    875,000    AT&T Wireless Services,
               Inc. Senior Notes,
               8.75%, 03/01/2031                                     1,137,119
    441,000    Auburn Hills Trust
               Debentures,
               12.38%, 05/01/2020                                      651,110
    450,000    British Telecom PLC,
               8.88%, 12/15/2030 F<F18>                                615,543
    600,000    Bunge Ltd. Finance
               Corporation Notes:
               5.35%, 04/15/2014                                       576,665
    275,000    Caesars Entertainment
               Senior Notes,
               7.50%, 09/01/2009                                       285,361
    800,000    Clear Channel
               Communications Senior
               Unsubordinated Notes,
               5.50%, 12/15/2016                                       647,575
    600,000    Comcast Corporation
               Senior Subordinated Notes,
               10.63%, 07/15/2012                                      724,577
    120,000    ConAgra Foods, Inc.
               Subordinated Notes,
               9.75%, 03/01/2021                                       155,591
    580,000    ConAgra Foods, Inc.
               Senior Unsecured Notes,
               5.82%, 06/15/2017
               (Acquired 12/21/2006;
               Cost $580,000)*<F17>                                    573,699
               Continental Airlines, Inc.
               Pass Thru Certificates:
     33,072    6.80%, 07/02/2007                                        32,907
     36,360    6.54%, 03/15/2008                                        36,406
    129,922    8.31%, 04/02/2011                                       130,571
    443,065    6.90%, 01/02/2018                                       457,160
  1,775,000    COX Communications
               Inc., 7.13%, 10/01/2012                               1,892,269
  1,000,000    D.R. Horton Inc.
               Unsubordinated Notes,
               6.50%, 04/15/2016                                     1,006,097
    250,000    Deutsche Telekom
               International Finance BV,
               8.25%, 06/15/2030 F<F18>                                307,335
    152,128    FedEx Corporation
               Pass Thru Certificates,
               6.85%, 07/15/2020                                       162,754
    475,000    Ford Capital BV
               Debentures,
               9.50%, 06/01/2010 F<F18>                                472,625
    403,000    Ford Motor Company
               Debentures,
               9.22%, 09/15/2021                                       353,633
               General Motors Acceptance
               Corporation Notes:
    100,000    7.25%, 03/02/2011                                       103,993
    150,000    6.75%, 12/01/2014                                       154,070
  1,400,000    Greenpoint Capital Trust I,
               9.10%, 06/01/2027                                     1,477,683
    650,000    Health Management
               Association Senior
               Unsecured Notes,
               6.13%, 04/15/2016                                       615,384
    625,000    Hutchison Whampoa
               International Limited,
               6.25%, 01/24/2014
               (Acquired 06/02/2004
               and 02/08/2005;
               Cost $333,834 and
               $298,958 respectively)*<F17> F<F18>                     648,084
  2,000,000    International Paper
               Company Notes,
               6.65%, 12/15/2037                                     2,033,016
    850,000    Johnson Controls Inc.
               Senior Notes,
               6.00%, 01/15/2036                                       822,777
    650,000    Knight-Ridder, Inc.,
               5.75%, 09/01/2017                                       603,894
    400,000    Laboratory Corporation
               of America,
               5.63%, 12/15/2015                                       393,239
    900,000    Lafarge SA Notes,
               7.13%, 07/15/2036 F<F18>                                977,815
  1,000,000    Masco Corporation,
               6.13%, 10/03/2016                                     1,006,812
    471,250    The May Department
               Stores Companies
               Debentures,
               9.75%, 02/15/2021                                       503,389
    320,000    Pactiv Corporation,
               7.95%, 12/15/2025                                       356,509
    400,000    PCCW Capital II Ltd.,
               6.00%, 07/15/2013
               (Acquired 07/10/2003;
               Cost $398,132)*<F17> F<F18>                             403,036
    745,000    Plum Creek Timberlands,
               5.88%, 11/15/2015                                       732,091
  2,000,000    Premcor Refining Group,
               7.50%, 06/15/2015                                     2,091,550
               Qwest Capital
               Funding, Inc.:
    300,000    7.00%, 08/03/2009                                       305,250
    200,000    7.25%, 02/15/2011                                       204,250
    250,000    Sealed Air Corporation
               Senior Notes,
               5.38%, 04/15/2008
               (Acquired 04/09/2003;
               Cost $248,650)*<F17>                                    248,798
    358,000    Sprint Capital Corporation,
               8.75%, 03/15/2032                                       430,893
  1,063,616    System Energy Resources,
               5.13%, 01/15/2014
               (Acquired 06/27/2006;
               Cost $1,012,700)*<F17>                                1,038,557
    680,000    TCI Communications,
               Inc. Debentures,
               7.88%, 08/01/2013                                       756,129
               Telecom Italia Capital: F<F18>
  1,000,000    4.95%, 09/30/2014                                       926,442
    500,000    7.20%, 07/18/2036                                       522,359
  1,000,000    Teva Pharmaceutical
               Finance LLC,
               5.55%, 02/01/2016                                       977,825
               Tyco International
               Group S.A.: F<F18>
    875,000    6.38%, 10/15/2011                                       915,680
    300,000    6.00%, 11/15/2013                                       310,402
               United AirLines, Inc.
               Pass Thru Certificates:
    269,803    7.76%, 12/31/2049
               (Acquired 09/28/2004;
               Cost $22,658)@<F15>^<F16>                               237,427
    870,138    6.20%, 09/01/2008                                       875,576
    506,038    U.S. Airways Pass Thru
               Certificate, Series 1998-1,
               6.85%, 07/30/2019                                       512,364
  1,487,000    Univision Communications,
               Inc., 3.50%, 10/15/2007                               1,454,955
               Vale Overseas Limited: F<F18>
    350,000    8.25%, 01/17/2034                                       414,590
  1,400,000    6.88%, 11/21/2036                                     1,435,904
    675,000    Viacom, Inc.,
               7.70%, 07/30/2010                                       720,989
  1,000,000    Wal-Mart Stores,
               5.25%, 09/01/2035                                       918,299
                                                                  ------------
                                                                    41,330,470
                                                                  ------------
UTILITIES - 5.7%
    475,000    Beaver Valley Funding
               Corporation Debentures,
               9.00%, 06/01/2017                                       533,420
  1,000,000    Commonwealth Edison
               Notes, 7.63%, 01/15/2007                              1,000,413
    500,000    Dominion Resources Inc.,
               7.20%, 09/15/2014                                       548,655
  1,000,000    Duke Capital LLC Notes,
               5.67%, 08/15/2014                                       997,294
    750,000    Energy Transfer Partners,
               5.65%, 08/01/2012                                       746,844
    300,000    Exelon Corporation Senior
               Notes, 6.75%, 05/01/2011                                313,355
    600,000    Kinder Morgan Energy
               Partners Senior Notes,
               6.30%, 02/01/2009                                       607,964
    900,000    Kinder Morgan Finance
               5.70%, 01/05/2016 F<F18>                                825,767
    250,054    Kiowa Power Partners
               LLC, 4.81%, 12/30/2013
               (Acquired 11/19/2004;
               Cost $257,225)*<F17>                                    241,015
    750,000    MidAmerican Energy
               Holdings Company
               Senior Notes,
               7.63%, 10/15/2007                                       761,769
  1,325,000    National Grid PLC Notes,
               6.30%, 08/01/2016 F<F18>                              1,372,283
  1,550,000    Nisource Finance
               Corporation,
               7.88%, 11/15/2010                                     1,672,236
    425,000    ONEOK, Inc. Senior
               Notes, 7.13%, 04/15/2011                                448,576
    850,000    Pacific Gas & Electric
               Company 1st Mortgage,
               6.05%, 03/01/2034                                       857,289
  1,000,000    Plains All American
               Pipeline Senior Notes,
               5.63%, 12/15/2013                                       983,956
    300,000    PPL Energy Supply, LLC
               Senior Notes,
               6.40%, 11/01/2011                                       310,579
    175,000    PSE&G Energy Holdings
               LLC Senior Notes,
               8.50%, 06/15/2011                                       188,125
               PSE&G Power LLC:
    250,000    7.75%, 04/15/2011                                       270,125
    350,000    5.00%, 04/01/2014                                       333,846
  1,632,601    RGS (I&M) Funding
               Corporation Debentures,
               9.82%, 12/07/2022                                     1,963,088
  1,000,000    System Energy Resources
               1st Mortgage,
               4.88%, 10/01/2007                                       993,862
    700,000    Transcontinental Gas Pipe
               Line Corporation Senior
               Notes, 8.88%, 07/15/2012                                791,000
    200,000    Tristate Gen & Trans Assn,
               Series 2003, 6.04%,
               01/31/2018 (Acquired
               10/14/2003;
               Cost $200,000)*<F17>                                    202,048
    500,000    Vectren Utility Holdings,
               6.63%, 12/01/2011                                       521,598
  1,200,000    Verizon Communications
               Debentures,
               6.84%, 04/15/2018                                     1,275,730
    550,000    The Williams Companies,
               Inc. Notes,
               8.13%, 03/15/2012                                       595,375
                                                                  ------------
                                                                    19,356,212
                                                                  ------------
MORTGAGE BACKED SECURITIES - 35.8%
               Bank of America
               Alternative Loan Trust:
    706,443    Series 2003-4, Class 2A1,
               5.00%, 06/25/2018                                       695,086
    983,353    Series 2003-11, Class 4A1,
               4.75%, 01/25/2019                                       950,779
    738,935    Series 2004-6, Class 4A1,
               5.00%, 07/25/2019                                       726,347
    755,136    Series 2004-11, Class 4A1,
               5.50%, 12/25/2019                                       751,360
  1,257,684    Series 2005-2, Class 4A1,
               5.50%, 03/25/2020                                     1,254,073
  1,299,328    Series 2005-2, Class 1CB2,
               5.50%, 03/25/2035                                     1,288,237
  1,497,918    Series 2005-9, Class 1
               CB3, 5.50%,
               10/25/2035                                            1,493,183
    896,406    Series 2005-11, Class
               1CB4, 5.50%, 12/25/2035                                 894,724
  2,847,750    Series 2006-5, Class CB7,
               6.00%, 06/25/2036                                     2,850,579
  1,175,291    Chase Mortgage Finance
               Corporation,
               Series 2003-S13, Class A11,
               5.50%, 11/25/2033                                     1,173,618
    811,370    Citicorp Mortgage
               Securities, Inc.,
               Series 2004-3, Class A2,
               5.25%, 05/25/2034                                       802,032
  2,158,109    Citigroup Mortgage
               Loan Trust, Inc.,
               Series 2005-9, Class 2A2,
               5.50%, 10/25/2035                                     2,153,016
               Countrywide Alternative
               Loan Trust:
  3,000,000    Series 2006-43CB, Class
               2A1, 6.000%, 01/15/2021                               3,024,844
  2,400,854    Series 2006-J5, Class 3A1,
               6.12%, 07/25/2021                                     2,423,175
  1,500,000    Series 2005-10CB, Class
               1A6, 5.50%, 05/25/2035                                1,482,512
  1,001,253    Countrywide Home
               Loans, Inc.,
               Series 2003-39, Class A5,
               5.00%, 05/25/2012                                       991,073
  1,651,650    CS First Boston Mortgage
               Securities Corp.,
               Series 2004-4, Class 2A5,
               5.50%, 06/25/2015                                     1,643,776
  2,602,978    Deutsche Securities Inc.
               Mortgage, Series 2006-
               AR5, Class 21A,
               6.00%, 10/25/2021                                     2,627,085
               Federal Gold Loan
               Mortgage Corporation
               (FGLMC):
    239,775    6.00%, 05/01/2017                                       243,233
  2,217,366    6.00%, 06/01/2020                                     2,249,958
  1,035,339    5.00%, 06/01/2023                                     1,008,171
  2,232,064    6.50%, 06/01/2029                                     2,288,616
  2,000,000    6.00%, 12/01/2036                                     2,014,792
               Federal Home Loan
               Mortgage Corporation
               (FHLMC):
    301,310    6.50%, 07/01/2014                                       308,229
    926,709    5.50%, 11/01/2022                                       923,059
    809,254    5.50%, 07/01/2023                                       805,851
    886,990    Series 3124, Class VP,
               6.00%, 06/15/2014                                       903,169
    556,938    Series 2695, Class UA,
               5.50%, 09/15/2014                                       558,327
    795,322    Series 2857, Class VA,
               5.00%, 09/15/2015                                       784,239
  2,357,816    Series R007, Class AC,
               5.88%, 05/15/2016                                     2,363,215
  2,478,156    Series R003, Class VA,
               5.50%, 08/15/2016                                     2,482,616
  1,875,219    Series 3097, Class MC,
               6.00%, 11/15/2016                                     1,907,650
     88,284    Series 2533, Class PC,
               5.00%, 10/15/2017                                        88,053
  2,939,742    Series R009, Class AJ,
               5.75%, 12/15/2018                                     2,942,084
    278,645    Series 206, Class E,
               0.00%, 07/15/2019^<F16>                                 274,925
    136,491    Series 141, Class D,
               5.00%, 05/15/2021                                       135,563
    114,298    Series 1074, Class I,
               6.75%, 05/15/2021                                       114,081
    701,124    Series 1081, Class K,
               7.00%, 05/15/2021                                       699,996
    119,805    Series 163, Class F,
               7.83%, 07/15/2021                                       119,161
    248,954    Series 188, Class H,
               7.00%, 09/15/2021                                       247,600
    114,342    Series 1286, Class A,
               6.00%, 05/15/2022                                       114,123
     70,989    Series 2141, Class N,
               5.55%, 11/15/2027                                        70,848
  1,075,000    Series 2664, Class LG,
               5.50%, 07/15/2028                                     1,076,173
               Federal National Mortgage
               Association (FNMA):
  1,607,632    5.50%, 07/01/2015                                     1,612,413
    568,132    5.50%, 12/01/2016                                       569,764
    519,168    5.00%, 10/01/2017                                       511,999
    580,754    5.00%, 11/01/2017                                       572,735
    904,736    5.00%, 12/01/2017                                       892,243
  2,708,108    5.00%, 02/01/2018                                     2,670,713
    497,479    5.00%, 06/01/2018                                       490,509
    648,220    5.00%, 10/01/2018                                       638,681
    946,397    5.50%, 01/01/2023                                       942,070
  2,867,744    5.50%, 07/01/2023                                     2,854,008
    161,456    5.00%, 10/01/2023                                       157,299
  2,781,477    6.00%, 03/01/2026                                     2,811,603
    270,371    5.50%, 01/01/2032                                       267,934
    775,462    6.00%, 03/01/2033                                       782,539
    910,615    5.50%, 07/01/2033                                       901,332
    585,535    5.00%, 11/01/2033                                       566,405
  2,052,424    5.50%, 11/01/2033                                     2,031,502
  1,080,165    6.00%, 11/01/2034                                     1,088,261
    998,261    5.50%, 02/01/2035                                       987,559
  1,336,462    5.50%, 02/01/2035                                     1,322,134
    807,626    5.50%, 03/01/2035                                       798,401
  2,355,401    5.00%, 11/01/2035                                     2,274,709
  8,235,373    5.50%, 04/01/2036                                     8,141,313
  2,927,499    Series 2006-B2, Class AB,
               5.50%, 05/25/2014                                     2,924,414
  1,000,000    Series 2003-27, Class OJ,
               5.00%, 07/25/2015                                       990,549
  1,150,000    Series 2002-94, Class MC,
               5.00%, 08/25/2015                                     1,139,681
    500,000    Series 2003-24, Class PC,
               5.00%, 11/25/2015                                       494,951
  2,200,000    Series 2002-74, Class TD,
               5.00%, 12/25/2015                                     2,174,674
    867,272    Series 2003-18, Class GB,
               5.00%, 03/25/2016                                       860,242
    116,280    Series 2002-56, Class MC,
               5.50%, 09/25/2017                                       116,338
    535,454    Series 1989-37, Class G,
               8.00%, 07/25/2019                                       569,311
    108,293    Series 1989-94, Class G,
               7.50%, 12/25/2019                                       113,735
     26,217    Series 1990-58, Class J,
               7.00%, 05/25/2020                                        27,200
    289,357    Series 1990-76, Class G,
               7.00%, 07/25/2020                                       292,945
    116,534    Series 1990-105, Class J,
               6.50%, 09/25/2020                                       119,631
     44,234    Series 1990-108, Class G,
               7.00%, 09/25/2020                                        45,270
     45,558    Series 1991-1, Class G,
               7.00%, 01/25/2021                                        45,905
     95,129    Series 1991-86, Class Z,
               6.50%, 07/25/2021                                        96,420
    379,257    Series 2003-28, Class KA,
               4.25%, 03/25/2022                                       366,558
     44,397    Series G92-30, Class Z,
               7.00%, 06/25/2022                                        45,844
    125,583    Series 1993-58, Class H,
               5.50%, 04/25/2023                                       125,734
    996,966    Series 2003-17, Class QR,
               4.50%, 11/25/2025                                       988,597
    911,470    Series 2003-31, Class KG,
               4.50%, 12/25/2028                                       904,656
    741,965    Series 1998-66, Class C,
               6.00%, 12/25/2028                                       750,970
    119,280    Series 2003-44, Class AB,
               3.75%, 05/25/2033                                       112,503
  3,106,582    Series 2004-W6, Class
               1A6, 5.50%, 07/25/2034                                3,080,841
  2,500,000    Series 2004-W10, Class
               A24, 5.00%, 08/25/2034                                2,470,043
               First Horizon Alternative
               Mortgage Securities:
  1,524,746    Series 2005-FA7, Class
               2A1, 5.00%, 09/25/2020                                1,506,209
  2,385,598    Series 2006-FA6, Class
               3A1, 5.75%, 11/25/2021                                2,380,198
    635,077    Government National
               Mortgage Association
               (GNMA),
               6.00%, 11/20/2033                                       642,963
  1,778,410    J.P. Morgan Alternative
               Loan Trust,
               Series 2006-A1, Class 2A1,
               5.80%, 03/25/2036                                     1,790,785
  1,104,750    Master Alternative Loans
               Trust, Series 2003-5, Class
               6A1, 6.00%, 08/25/2033                                1,092,891
    941,680    Residential Accredit
               Loans, Inc.,
               Series 2004-QS6, Class
               A1, 5.00%, 05/25/2019                                   925,403
    800,000    Residential Funding
               Mortgage Security I,
               Series 2003-S11, Class A2,
               4.00%, 06/25/2018                                       750,444
    791,360    Salomon Brothers
               Mortgage Securities VII,
               Series 2003-UP2, Class A2,
               4.00%, 06/25/2033                                       760,947
               Washington Mutual, Inc.
               Pass-Thru Certificates:
  2,919,047    Series 2004-CB1, Class 5A,
               5.00%, 06/25/2019                                     2,853,368
  2,073,935    Series 2004-CB3, Class 4A,
               6.00%, 10/25/2019                                     2,094,088
  1,259,469    Series 2004-CB4, Class
               21A, 5.50%, 12/25/2019                                1,256,023
                                                                  ------------
                                                                   120,745,688
                                                                  ------------
INTERNATIONAL (U.S. $ DENOMINATED) - 1.3%
     50,000    Corp Andina
               De Fomento Notes,
               7.38%, 01/18/2011 F<F18>                                 53,455
               Korea Electric Power
               Corporation: F<F18>
    100,000    7.75%, 04/01/2013                                       112,757
  2,165,000    6.75%, 08/01/2027                                     2,411,498
    510,000    National Bank of Hungary
               Yankee Debentures,
               8.88%, 11/01/2013 F<F18>                                609,056
    675,000    PEMEX Project Funding
               Master Trust, F<F18>
               9.13%, 10/13/2010                                       757,012
               United Mexican
               States Notes: F<F18>
    150,000    9.88%, 02/01/2010                                       169,725
    400,000    7.50%, 04/08/2033                                       472,000
                                                                  ------------
                                                                     4,585,503
                                                                  ------------
TAXABLE MUNICIPAL BONDS - 0.9%
  1,000,000    Cuyahoga County Ohio
               Industrial Development
               Revenue,
               9.13%, 10/01/2023                                     1,199,780
  1,000,000    Tobacco Settlement
               Authority Iowa,
               6.50%, 06/01/2023                                       994,680
               Tobacco Settlement
               Financing Corporation:
    140,000    Series 2001-A, Class A,
               5.92%, 06/01/2012                                       139,549
    584,672    Series 2001-A, Class A,
               6.36%, 05/15/2025                                       585,216
                                                                  ------------
                                                                     2,919,225
                                                                  ------------
U.S. GOVERNMENT AGENCY ISSUES - 4.0%
               Federal National Mortgage
               Association (FNMA):
 10,625,000    6.00%, 05/15/2011                                    11,063,100
  2,447,076    5.50%, 09/01/2034                                     2,420,842
                                                                  ------------
                                                                    13,483,942
                                                                  ------------
U.S. TREASURY OBLIGATIONS - 10.0%
               U.S. Treasury Bonds
  2,300,000    9.13%, 05/15/2018                                     3,163,399
 26,425,000    6.25%, 08/15/2023                                    30,415,598
                                                                  ------------
                                                                    33,578,997
                                                                  ------------
               Total Long-Term
               Investments
               (Cost $323,072,961)                                 323,125,586
                                                                  ------------
COLLATERAL POOL INVESTMENT
FOR SECURITIES ON LOAN -  13.4%
(Cost $45,053,190)
(Please Refer to Note 6)                                            45,053,190
                                                                  ------------
   Shares
   ------
SHORT-TERM INVESTMENTS - 5.2%
MONEY MARKET FUNDS - 5.2%
 12,867,627    Short-Term Investment
               Company Liquid Assets
               Portfolio - AIM Fund                                 12,867,627
  4,639,830    Short-Term Investment
               Trust Prime Portfolio -
               AIM Fund                                              4,639,830
                                                                  ------------
               Total Short-Term
               Investments
               (Cost $17,507,457)                                   17,507,457
                                                                  ------------
               Total Investments
               (Cost $385,633,608) -
               114.5%                                              385,686,233
                                                                  ------------
               Liabilities in Excess of
               Other Assets - (14.5)%                              (48,929,756)
                                                                  ------------
               TOTAL NET
               ASSETS - 100.0%                                    $336,756,477
                                                                  ------------
                                                                  ------------

@<F15>    Security in Default
^<F16>    Non Income Producing
*<F17>    Unregistered Security
F<F18>    Foreign Security

   The accompanying notes are an integral part of these financial statements.

BAIRD INTERMEDIATE MUNICIPAL BOND FUND
DECEMBER 31, 2006

The Baird Intermediate Municipal Bond Fund seeks current income that is substantially exempt from federal income tax. A secondary objective is to provide total return with relatively low volatility of principal. The Fund strives to achieve an annual rate of return, before Fund expenses, greater than the annual rate of the total return of the Lehman Brothers 7-Year General Obligation Bond Index. The Lehman Brothers 7-Year General Obligation Bond Index is an unmanaged, market value weighted index consisting of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $5 million; have been issued within the last five years; and have a maturity of six to eight years.

The Fund generated solid positive investment returns in 2006, but fell short of its benchmark index. The Fund's minimal exposure to shorter maturities helped the Fund's relative performance while its limited exposure to issues longer than ten years in maturity detracted from relative performance. The Fund's focus on high quality issues also detracted from performance somewhat as low quality issues outperformed high quality issues in 2006. With yield spreads on lower quality issues relatively tight by historical standards, we continue to emphasize high quality, intermediate holdings for the Fund.

PORTFOLIO CHARACTERISTICS

                             QUALITY DISTRIBUTION*

                    AAA                                  97%
                    AA                                    2%
                    BBB                                   1%

                               SECTOR WEIGHTINGS*

                    Pre-refunded ETM                     60%
                    Insured                              34%
                    General Obligation                    2%
                    Cash                                  3%
                    Revenue                               1%

NET ASSETS:                                                $65,477,507
SEC 30-DAY YIELD:**<F20>
Institutional Class:                                             3.77%
Investor Class:                                                  3.51%
AVERAGE EFFECTIVE DURATION:                                 4.97 years
AVERAGE EFFECTIVE MATURITY:                                 5.94 years

ANNUALIZED EXPENSE RATIO:
Institutional Class:                                             0.30%
Investor Class:                                                  0.55%***<F21>
PORTFOLIO TURNOVER RATIO:                                        25.1%
TOTAL NUMBER OF HOLDINGS:                                           60

  *<F19>   Percentages shown are based on the Fund's total net assets.
 **<F20> SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2006.
***<F21>   Includes 0.25% 12b-1 fee.

BAIRD INTERMEDIATE MUNICIPAL BOND FUND

                    BAIRD INTERMEDIATE MUNICIPAL BOND FUND -
                              INSTITUTIONAL CLASS
                         VALUE OF A $250,000 INVESTMENT

                        Baird Intermediate
                      Municipal Bond Fund -            Lehman Brothers 7-Year
                    Institutional Class Shares        General Obligation Index
                    --------------------------        ------------------------
     3/30/2001               $250,000                         $250,000
     6/30/2001               $255,511                         $251,525
    12/31/2001               $262,544                         $255,876
     6/30/2002               $275,570                         $269,335
    12/31/2002               $290,693                         $281,429
     6/30/2003               $302,139                         $292,827
    12/31/2003               $304,973                         $297,131
     6/30/2004               $300,175                         $295,081
    12/31/2004               $313,163                         $309,923
     6/30/2005               $317,383                         $315,099
    12/31/2005               $317,314                         $315,540
     6/30/2006               $316,841                         $313,078
    12/31/2006               $329,019                         $325,411

GROWTH OF A HYPOTHETICAL INVESTMENT OF $250,000 MADE ON THE FUND'S INCEPTION DATE (3/30/01), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

                    BAIRD INTERMEDIATE MUNICIPAL BOND FUND -
                                 INVESTOR CLASS
                         VALUE OF A $10,000 INVESTMENT

                        Baird Intermediate
                      Municipal Bond Fund -            Lehman Brothers 7-Year
                      Investor Class Shares           General Obligation Index
                      ---------------------           ------------------------
   3/30/2001                 $10,000                          $10,000
   6/30/2001                 $10,217                          $10,061
  12/31/2001                 $10,474                          $10,235
   6/30/2002                 $10,980                          $10,773
  12/31/2002                 $11,569                          $11,257
   6/30/2003                 $12,007                          $11,713
  12/31/2003                 $12,111                          $11,885
   6/30/2004                 $11,911                          $11,803
  12/31/2004                 $12,402                          $12,397
   6/30/2005                 $12,560                          $12,604
  12/31/2005                 $12,542                          $12,622
   6/30/2006                 $12,520                          $12,523
  12/31/2006                 $12,974                          $13,016

GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (3/30/01), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

BAIRD INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

SINCE
For the Periods Ended December 31, 2006                                     ONE YEAR    FIVE YEARS      INCEPTION(1)<F22>
---------------------------------------                                     --------    ----------      -----------------
Baird Intermediate Municipal Bond Fund - Institutional Class Shares          3.69%         4.62%              4.89%
Baird Intermediate Municipal Bond Fund - Investor Class Shares               3.44%         4.38%              4.63%
Lehman Brothers 7-Year General Obligation Bond Index(2)<F23>                 4.06%         4.95%              4.71%

(1)<F22> For the period from March 30, 2001 (commencement of operations) through December 31, 2006.
(2)<F23> The Lehman Brothers 7-Year General Obligation Bond Index is an unmanaged, market value weighted index comprised of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million, have a minimum amount outstanding of at least $5 million, have been issued within the last five years and have a maturity of six to eight years. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS SHOWN IN THE TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFORMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT STATED.

BAIRD INTERMEDIATE MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2006

 Principal
   Amount                                                              Value
 ---------                                                             -----
MUNICIPAL BONDS - 97.0%
ALABAMA - 0.7%
 $  460,000    Mobile Alabama, 6.20%,
               02/15/2007 (ETM)                                    $   461,288
                                                                   -----------
ARIZONA - 2.5%
  1,415,000    Arizona Health Facilities
               Authority Hospital
               Revenue, 6.38%,
               12/01/2037 (Pre-refunded
               to 12/01/2012)                                        1,622,326
                                                                   -----------
ARKANSAS - 0.9%
    595,000    Springdale Arkansas Sales
               & Use Tax Revenue,
               4.00%, 07/01/2016
               (Pre-refunded to
               07/01/2010)                                             594,958
                                                                   -----------
CALIFORNIA - 1.5%
    500,000    Golden State Tobacco
               Securitization Corporation,
               6.25%, 06/01/2033                                       558,800
    350,000    Santa Rosa California
               Hospital Revenue, 10.30%,
               03/01/2011 (ETM)                                        399,038
                                                                   -----------
                                                                       957,838
                                                                   -----------
COLORADO - 3.9%
  2,000,000    Adams County Colorado
               Single Family Mortgage
               Revenue, 8.88%,
               08/01/2012 (ETM)                                      2,495,280
     90,000    Colorado Springs Colorado
               Utilities Revenue, 5.80%,
               11/15/2010 (ETM)                                         93,591
                                                                   -----------
                                                                     2,588,871
                                                                   -----------
DELAWARE - 2.5%
  1,500,000    Delaware State Economic
               Development Authority
               Revenue, 6.75%,
               01/01/2013 (ETM)                                      1,662,885
                                                                   -----------
FLORIDA - 2.8%
    300,000    Jacksonville Florida Health
               Facility Authority Hospital
               Revenue, 11.50%,
               10/01/2012 (ETM)                                        419,253
    210,000    Orange County Florida
               Health Revenue, 8.75%,
               10/01/2009 (ETM)                                        226,897
  1,000,000    Orlando Florida Utilities
               Commission Water &
               Electric Revenue, 6.75%,
               10/01/2017 (ETM)                                      1,195,200
                                                                   -----------
                                                                     1,841,350
                                                                   -----------
GEORGIA - 1.8%
  1,020,000    Fulton County Georgia
               Hospital Authority
               Revenue, 7.88%,
               10/01/2013 (ETM)                                      1,196,654
                                                                   -----------
ILLINOIS - 8.7%
  1,000,000    Chicago Illinois General
               Obligation Project and
               Refunding, 5.00%,
               01/01/2017 (FSA Insured)                              1,084,330
  1,440,000    Chicago Illinois
               Metropolitan Water
               Reclamation District
               General Obligation,
               7.00%, 12/01/2010 (ETM)                               1,613,045
  1,430,000    Cook County Illinois
               School District No. 100,
               8.10%, 12/01/2016 (ETM)                               1,926,639
  1,000,000    Lake County
               Community High School
               District No. 128,
               5.00%, 01/01/2013                                     1,066,520
                                                                   -----------
                                                                     5,690,534
                                                                   -----------
INDIANA - 0.6%
    285,000    Indiana Toll Road
               Commission, 9.00%,
               01/01/2015 (ETM)                                        363,868
                                                                   -----------
IOWA - 2.5%
  1,010,000    Des Moines Iowa
               Metropolitan Wastewater
               Reclamation Authority,
               5.00%, 06/01/2015
               (MBIA Insured)                                        1,093,012
    530,000    Muscatine Iowa Electric
               Revenue, 6.70%,
               01/01/2013 (ETM)                                        572,092
                                                                   -----------
                                                                     1,665,104
                                                                   -----------
LOUISIANA - 6.1%
    745,000    Denham Springs-Livingston
               Housing and Mortgage
               Finance Authority, 7.20%,
               08/01/2010 (ETM)                                        831,010
    400,000    Houma-Terrebonne
               Public Trust Financing
               Authority, 7.30%,
               04/01/2010 (ETM)                                        442,032
  1,000,000    Houma-Terrebonne Public
               Trust Financing Authority
               Single Family Mortgage
               Revenue, 7.30%,
               04/01/2011 (ETM)                                      1,134,580
  1,450,000    Jefferson Parish Louisiana
               Home Mortgage
               Authority, 7.10%,
               08/01/2010 (ETM)                                      1,617,736
                                                                   -----------
                                                                     4,025,358
                                                                   -----------
MINNESOTA - 1.1%
    645,000    Western Minnesota
               Municipal Power
               Agency, 6.38%,
               01/01/2016 (ETM)                                        710,197
                                                                   -----------
MISSISSIPPI - 1.6%
    600,000    Mississippi Housing
               Financial Corporation,
               0.00%, 06/01/2015 (ETM)^<F24>                           430,764
    600,000    Mississippi State,
               6.20%, 02/01/2008 (ETM)                                 613,848
                                                                   -----------
                                                                     1,044,612
                                                                   -----------
NEVADA - 3.3%
  1,965,000    Reno Nevada Capital
               Improvement Revenue,
               5.50%, 06/01/2019
               (Pre-refunded to
               06/01/2012)                                           2,142,891
                                                                   -----------
NEW JERSEY - 2.6%
  1,000,000    New Jersey State
               Transportation Trust
               Fund Authority, 6.00%,
               12/15/2017 (Pre-refunded
               12/15/2011)                                           1,106,420
               New Jersey State Turnpike
               Authority: (ETM)
    422,000    6.75%, 01/01/2009                                       421,426
    130,000    6.50%, 01/01/2016                                       151,649
                                                                   -----------
                                                                     1,679,495
                                                                   -----------
NEW YORK - 2.0%
  1,000,000    New York, New York,
               5.00%, 03/01/2016
               (FGIC Insured)                                        1,080,540
    235,000    TSASC Inc. New York,
               4.75%, 06/01/2022                                       235,002
                                                                   -----------
                                                                     1,315,542
                                                                   -----------
NORTH CAROLINA - 0.4%
    225,000    North Carolina Eastern
               Municipal Power Agency
               Power Systems
               Revenue, 6.40%,
               01/01/2021 (ETM)                                        270,635
                                                                   -----------
OHIO - 0.3%
    150,000    Miamisburg Ohio Water
               Revenue, 7.00%,
               11/15/2016 (ETM)                                        172,633
                                                                   -----------
OKLAHOMA - 4.1%
  2,360,000    Tulsa County Oklahoma
               Home Financing Authority
               Single Family Mortgage
               Revenue, 6.90%,
               08/01/2011 (ETM)                                      2,682,518
                                                                   -----------
PENNSYLVANIA - 5.0%
    815,000    Philadelphia Pennsylvania
               Gas Works, 7.00%,
               05/15/2020 (ETM)                                        971,007
  1,285,000    Pittsburgh Pennsylvania
               Water & Sewer Authority,
               7.25%, 09/01/2014 (ETM)                               1,450,611
  1,000,000    Wilson Pennsylvania Area
               School District,
               0.00%, 05/15/2011
               (AMBAC Insured)^<F24>                                   844,890
                                                                   -----------
                                                                     3,266,508
                                                                   -----------
SOUTH CAROLINA - 0.5%
    285,000    Greenville South
               Carolina Waterworks
               Revenue, 7.00%,
               02/01/2010 (ETM)                                        312,785
                                                                   -----------
SOUTH DAKOTA - 1.2%
    715,000    Heartland Consumers
               Power District, 7.00%,
               01/01/2016 (ETM)                                        807,321
                                                                   -----------
TENNESSEE - 3.4%
    430,000    Metropolitan Government
               Nashville & Davidson
               County Tennessee
               H&E, 6.10%,
               07/01/2010 (ETM)                                        446,989
  1,545,000    Metropolitan Government
               Nashville & Davidson
               County Tennessee Water &
               Sewer Revenue, 6.50%,
               12/01/2014 (ETM)                                      1,796,959
                                                                   -----------
                                                                     2,243,948
                                                                   -----------
TEXAS - 34.3%
  1,125,000    Barbers Hill Texas
               Independent School
               District General Obligation,
               5.00%, 02/15/2017
               (PSF Guaranteed)                                      1,210,320
  1,000,000    Copperas Cove Texas
               Independent School
               District, 5.00%,
               08/15/2016
               (PSF Guaranteed)                                      1,083,590
  1,500,000    Cypress-Fairbanks Texas
               Independent School
               District, 5.00%,
               02/15/2017
               (PSF Guaranteed)                                      1,625,475
  1,625,000    Frisco Texas Independent
               School District, 6.00%,
               08/15/2018
               (PSF Guaranteed)                                      1,896,326
  1,000,000    Georgetown Texas
               Independent School
               District, 5.00%,
               02/15/2016
               (PSF Guaranteed)                                      1,079,450
  1,920,000    Houston Texas Sewer
               System Revenue, 9.38%,
               10/01/2013 (ETM)                                      2,367,802
  1,315,000    La Porte Texas Independent
               School District,
               5.00%, 02/15/2018
               (MBIA Insured)                                        1,405,288
  1,735,000    Lufkin Texas Independent
               School District,
               5.00%, 08/15/2015
               (PSF Guaranteed)                                      1,870,278
  1,265,000    Mission Consolidated
               Independent School
               District,
               5.00%, 02/15/2019
               (PSF Guaranteed)                                      1,352,766
  1,295,000    Rockwall Texas
               Independent School
               District,
               5.00%, 02/15/2015
               (PSF Guaranteed)                                      1,402,576
    775,000    Sam Rayburn Texas
               Municipal Power Agency,
               6.00%, 09/01/2010 (ETM)                                 821,887
  2,000,000    San Antonio Texas
               Independent School
               District,
               5.00%, 08/15/2017
               (PSF Guaranteed)                                      2,159,560
    575,000    Socorro Texas Independent
               School District,
               5.25%, 08/15/2012
               (PSF Guaranteed)                                        619,781
    345,000    Texas Public Building
               Authority Revenue,
               7.13%, 08/01/2011 (ETM)                                 377,737
  1,900,000    Trinity River Authority
               Texas Revenue,
               5.50%, 02/01/2021
               (MBIA Insured)                                        2,087,739
  1,000,000    University of
               Houston Texas
               5.25%, 02/15/2012
               (FSA Insured)                                         1,070,130
                                                                   -----------
                                                                    22,430,705
                                                                   -----------
UTAH - 1.1%
    605,000    Salt Lake City Utah
               Hospital Revenue, 8.13%,
               05/15/2015 (ETM)                                        707,886
                                                                   -----------
WASHINGTON - 1.6%
  1,000,000    Washington State,
               5.00%, 09/01/2013
               (FGIC Insured)                                        1,061,050
                                                                   -----------
               Total Municipal Bonds
               (Cost $63,396,890)                                   63,519,760
                                                                   -----------
   Shares
   ------
SHORT-TERM INVESTMENTS - 1.2%
MONEY MARKET FUNDS - 1.2%
    782,330    Tax Free Investment
               Company Cash Reserve
               Portfolio - AIM Fund                                    782,330
                                                                   -----------
               Total Short-Term
               Investments
               (Cost $782,330)                                         782,330
                                                                   -----------
               Total Investments
               (Cost $64,179,220) -
               98.2%                                                64,302,090
                                                                   -----------
               Other Assets in Excess
               of Liabilities - 1.8%                                 1,175,417
                                                                   -----------
               TOTAL NET
               ASSETS - 100.0%                                     $65,477,507
                                                                   -----------
                                                                   -----------

ETM - Escrowed to Maturity
^<F24>    Non Income Producing

   The accompanying notes are an integral part of these financial statements.

BAIRD CORE PLUS BOND FUND
DECEMBER 31, 2006

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers U.S. Universal Bond Index. The Lehman Brothers U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

The Fund delivered solid positive returns and outperformed its benchmark index in 2006. Helping the Fund's strong relative performance were the following factors:

   o The Fund's significantly greater exposure to asset-backed securities than the benchmark;

   o The Fund's overweighting of BBB-rated corporate bonds relative to the benchmark; and

   o Strong performance of specific individual corporate issues, particularly those in the auto and airline sectors.

The Fund's underweighting of below investment grade emerging market issuers detracted slightly from relative performance in 2006. The Fund maintained its duration-neutral strategy, holding a broadly diversified portfolio of over 140 securities at year end.

The Fund ended 2006 with a yield advantage versus its benchmark index. This yield advantage, combined with exposure to specific sectors which we believe have superior total return potential (asset-backed securities and collateralized mortgage-backed obligations), enhance the Fund's prospects of adding value over its benchmark in the coming year.

PORTFOLIO CHARACTERISTICS

                           QUALITY DISTRIBUTION*<F25>

                    U.S. Treasury                        14%
                    U.S. Gov't Agency                    35%
                    AAA                                  17%
                    AA                                    2%
                    A                                     5%
                    BBB                                  21%
                    Below Baa                             6%

                            SECTOR WEIGHTINGS*<F25>

                    Asset-Backed                          9%
                    Financials                            7%
                    Industrials                          17%
                    Utilities                             5%
                    Mortgage-Backed                      30%
                    International                         2%
                    Municipal                             1%
                    U.S. Gov't Agency                    11%
                    U.S. Treasuries                      14%
                    Cash                                  4%

NET ASSETS:                                                $51,839,945
SEC 30-DAY YIELD:**<F26>
Institutional Class:                                             5.21%
Investor Class:                                                  5.06%
AVERAGE EFFECTIVE DURATION:                                 4.52 years
AVERAGE EFFECTIVE MATURITY:                                 7.34 years

ANNUALIZED EXPENSE RATIO:
Institutional Class:                                             0.30%
Investor Class:                                                  0.55%***<F27>
PORTFOLIO TURNOVER RATIO:                                        62.0%
TOTAL NUMBER OF HOLDINGS:                                          149

  *<F25>   Percentages shown are based on the Fund's total net assets.
 **<F26> SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2006.
***<F27>   Includes 0.25% 12b-1 fee.

BAIRD CORE PLUS BOND FUND

                BAIRD CORE PLUS BOND FUND - INSTITUTIONAL CLASS
                         VALUE OF A $250,000 INVESTMENT

                    Baird Core Plus Bond Fund -         Lehman Brothers U.S.
                    Institutional Class Shares          Universal Bond Index
                    --------------------------          --------------------
   9/29/2000                 $250,000                         $250,000
  12/31/2000                 $264,734                         $259,261
   6/30/2001                 $273,977                         $268,929
  12/31/2001                 $282,819                         $280,238
   6/30/2002                 $287,185                         $289,675
  12/31/2002                 $302,329                         $307,801
   6/30/2003                 $321,649                         $323,008
  12/31/2003                 $329,342                         $325,717
   6/30/2004                 $331,030                         $326,267
  12/31/2004                 $350,298                         $341,904
   6/30/2005                 $360,122                         $350,493
  12/31/2005                 $358,114                         $351,187
   6/30/2006                 $359,096                         $349,579
  12/31/2006                 $381,684                         $368,652

GROWTH OF A HYPOTHETICAL INVESTMENT OF $250,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

                   BAIRD CORE PLUS BOND FUND - INVESTOR CLASS
                         VALUE OF A $10,000 INVESTMENT

                    Baird Core Plus Bond Fund -         Lehman Brothers U.S.
                       Investor Class Shares            Universal Bond Index
                    ---------------------------         --------------------
   9/29/2000                  $10,000                         $10,000
  12/31/2000                  $10,573                         $10,370
   6/30/2001                  $10,932                         $10,757
  12/31/2001                  $11,281                         $11,210
   6/30/2002                  $11,443                         $11,587
  12/31/2002                  $12,024                         $12,312
   6/30/2003                  $12,787                         $12,920
  12/31/2003                  $13,057                         $13,029
   6/30/2004                  $13,119                         $13,051
  12/31/2004                  $13,860                         $13,676
   6/30/2005                  $14,221                         $14,020
  12/31/2005                  $14,127                         $14,047
   6/30/2006                  $14,160                         $13,983
  12/31/2006                  $15,023                         $14,746

GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

BAIRD CORE PLUS BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                      SINCE
For the Periods Ended December 31, 2006                           ONE YEAR      FIVE YEARS      INCEPTION(1)<F28>
---------------------------------------                           --------      ----------      -----------------
Baird Core Plus Bond Fund - Institutional Class Shares             6.58%          6.17%               7.00%
Baird Core Plus Bond Fund - Investor Class Shares                  6.34%          5.89%               6.72%
Lehman Brothers U.S. Universal Bond Index(2)<F29>                  4.97%          5.87%               6.77%

(1)<F28> For the period from September 29, 2000 (commencement of operations) through December 31, 2006.
(2)<F29> The Lehman Brothers U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS SHOWN IN THE TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFORMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT STATED.

BAIRD CORE PLUS BOND FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2006

 Principal
   Amount                                                             Value
 ---------                                                            -----
LONG-TERM INVESTMENTS - 96.3%
ASSET BACKED SECURITIES - 8.7%
 $  300,000    American Express Credit
               Account Master Trust,
               Series 2005-5, Class A,
               5.39%, 02/15/2013                                   $   300,114
    163,739    Contimortgage Home
               Equity Loan Trust,
               Series 1997-5, Class A6,
               6.87%, 03/15/2024                                       162,677
               Countrywide Asset-Backed
               Certificates:
    600,000    Series 2005-10, Class AF6,
               4.92%, 02/25/2036                                       584,547
    400,000    Series 2006-S9, Class A3,
               5.73%, 08/25/2036                                       397,550
    300,000    Series 2006-10, Class 1AF3,
               5.97%, 09/25/2046                                       303,939
    325,000    Discover Card Master
               Trust I, Series 2005-2,
               Class A, 5.38%,
               04/17/2012                                              325,717
               GMAC Mortgage
               Corporation Loan Trust:
    104,903    Series 2004-HE5, Class A3,
               3.97%, 09/25/2034                                       103,922
    500,000    Series 2005-HE3, Class A2,
               5.50%, 02/25/2036                                       500,512
               Green Tree Financial
               Corporation:
     43,345    Series 1997-1, Class A5,
               6.86%, 03/15/2028                                        44,713
    395,945    Series 1998-4, Class A5,
               6.18%, 04/01/2030                                       386,381
     23,328    New Century Home
               Equity Loan Trust,
               Series 2003-5, Class AI3,
               3.56%, 11/25/2033                                        23,227
     76,298    Oakwood Mortgage
               Investors, Inc.,
               Series 1999-B, Class A3,
               6.45%, 11/15/2017                                        71,776
    300,000    Renaissance Home Equity
               Loan Trust, Series 2006-2,
               Class AF3, 5.80%,
               08/25/2036                                              301,501
    300,000    Residential Asset Mortgage
               Products, Inc., Series
               2003-RS10, Class AI7,
               4.85%, 11/25/2033                                       295,407
    417,804    Residential Asset Securities
               Corporation, Series
               2003-KS5, Class AI6,
               3.62%, 07/25/2033                                       398,878
    300,000    Structured Asset Securities
               Corporation, Series
               2005-7XS, Class 1A4B,
               5.44%, 04/25/2035                                       295,835
                                                                   -----------
                                                                     4,496,696
                                                                   -----------
FINANCIAL - 7.6%
    175,000    AMVESCAP, Inc.
               Senior Notes,
               5.90%, 01/15/2007 F<F31>                                175,016
    300,000    Bank of America
               Corporation
               Subordinated Notes,
               10.20%, 07/15/2015                                      391,169
     30,000    BankBoston Capital Trust
               IV, 8.25%, 12/15/2026                                    31,287
    200,000    Banponce Trust I,
               8.33%, 02/01/2027                                       208,579
    350,000    First National Bank of
               Omaha Subordinated Notes,
               7.32%, 12/01/2010                                       351,946
    250,000    First Union Capital,
               7.94%, 01/15/2027                                       260,327
               Glencore Funding LLC,
    350,000    6.00%, 04/15/2014
               (Acquired 03/31/2004 and
               12/04/2006; Cost $148,928
               and $198,740 respectively)*<F30>                        341,191
     30,000    Goldman Sachs Group LP,                                  33,540
               8.00%, 03/01/2013
               (Acquired 05/19/2006,
               Cost $33,031)*<F30>
    100,000    Health Care Service
               Corporation Notes,
               7.75%, 06/15/2011
               (Acquired 01/26/2005;
               Cost $115,000)*<F30>                                    108,561
    350,000    Lehman Brothers Holdings
               Senior Notes,
               8.80%, 03/01/2015                                       423,046
    375,000    Liberty Mutual Insurance
               Notes, 7.70%, 10/15/2097
               (Acquired 03/26/2003;
               Cost $239,982)*<F30>                                    383,750
    100,000    Marsh & McLennan
               Companies, Inc.,
               5.38%, 07/15/2014                                        96,223
     50,000    Met Life Global Funding I
               Notes, 4.75%, 06/20/2007
               (Acquired 09/15/2004;
               Cost $51,556)*<F30>                                      49,874
    100,000    Principal Financial Group
               (AU) Senior Notes,
               8.20%, 08/15/2009
               (Acquired 09/16/2005;
               Cost $112,015)*<F30> F<F31>                             107,041
               Residential Capital
               Corporation:
    100,000    6.38%, 06/30/2010                                       101,164
    375,000    6.88%, 06/30/2015                                       388,757
    457,000    Washington Mutual Capital
               I, 8.38%, 06/01/2027                                    479,475
                                                                   -----------
                                                                     3,930,946
                                                                   -----------
INDUSTRIAL - 17.4%
    300,000    AOL Time Warner, Inc.,
               7.63%, 04/15/2031                                       335,148
    100,000    AT&T Wireless Services,
               Inc. Senior Notes,
               8.75%, 03/01/2031                                       129,956
    503,423    Atlas Air, Inc.
               Pass Thru Certificates,
               8.71%, 07/02/2021                                       529,853
               Bunge Ltd. Finance
               Corporation Notes:
    150,000    5.35%, 04/15/2014                                       144,166
    100,000    5.10%, 07/15/2015                                        93,126
    375,000    Clear Channel
               Communications,
               4.50%, 01/15/2010                                       359,589
               Continental Airlines, Inc.
               Pass Thru Certificates:
        347    7.42%, 04/01/2007                                           330
     50,711    6.80%, 07/02/2007                                        50,457
    168,712    6.54%, 03/15/2008                                       168,923
    222,723    8.31%, 04/02/2011                                       223,836
     67,889    6.90%, 01/02/2018                                        70,049
    100,000    COX Communications Inc.
               Notes, 7.88%, 08/15/2009                                105,826
    100,000    Deutsche Telekom
               International Finance BV,
               8.25%, 06/15/2030 F<F31>                                122,934
    350,000    Dollar General
               Corporation,
               8.63%, 06/15/2010                                       371,875
    276,992    Federal Express Corporation
               Pass Thru Certificates,
               Series B2, 7.11%,
               01/02/2014                                              292,290
    400,000    Ford Motor Company
               Debentures,
               9.22%, 09/15/2021                                       351,000
               General Motors Acceptance
               Corporation Notes:
     75,000    7.75%, 01/19/2010                                        78,500
    150,000    6.75%, 12/01/2014                                       154,070
    175,000    General Motors Nova
               Scotia Finance Company,
               6.85%, 10/15/2008 F<F31>                                174,125
    350,000    Hanson PLC,
               6.13%, 08/15/2016 F<F31>                                356,252
    350,000    Health Management
               Association,
               6.13%, 04/15/2016                                       331,361
    150,000    Hutchison Whampoa
               International Limited,
               6.25%, 01/24/2014
               (Acquired 06/23/2005;
               Cost $161,474)*<F30> F<F31>                             155,540
    322,000    Marathon Oil
               Corporation Debentures,
               9.13%, 01/15/2013                                       382,953
    253,750    The May Department Stores
               Companies Debentures,
               9.75%, 02/15/2021                                       271,056
    350,000    New York Telephone
               Company Debentures,
               8.63%, 11/15/2010                                       381,784
    200,000    PCCW Capital II Ltd.,
               6.00%, 07/15/2013
               (Acquired 07/10/2003;
               Cost $199,066)*<F30> F<F31>                             201,518
    300,000    Plum Creek Timberlands,
               5.88%, 11/15/2015                                       294,802
    300,000    Sprint Capital Corporation,
               8.75%, 03/15/2032                                       361,083
    250,000    Sungard Data Systems Inc.
               Notes, 3.75%, 01/15/2009                                236,250
    175,000    TCI Communications, Inc.
               Debentures,
               7.88%, 08/01/2013                                       194,592
    350,000    Telecom Italia Capital,
               7.20%, 07/18/2036 F<F31>                                365,651
    200,000    Telefonica Emisiones,
               S.A.U.,
               6.42%, 06/20/2016 F<F31>                                206,324
     92,000    Time Warner Companies,
               Inc., 6.88%, 06/15/2018                                  97,823
     25,000    Time Warner Entertainment
               Senior Notes,
               8.88%, 10/01/2012                                        28,738
     50,000    Tyco International
               Group S.A.,
               6.00%, 11/15/2013 F<F31>                                 51,734
               United AirLines, Inc.
               Pass Thru Certificates:
    444,957    6.20%, 09/01/2008                                       447,738
     73,583    7.76%, 12/31/2049                                        64,753
    158,000    Univision Communication,
               Inc., 3.50%, 10/15/2007                                 154,595
               Vale Overseas Limited:
    100,000    8.25%, 01/17/2034 F<F31>                                118,454
    125,000    6.88%, 11/21/2036 F<F31>                                128,206
    150,000    Viacom, Inc.,
               7.70%, 07/30/2010                                       160,220
    150,000    Viacom, Inc. Senior Notes,
               6.25%, 04/30/2016
               (Acquired 04/05/2006;
               Cost $149,342)*<F30>                                    148,961
    100,000    Wharf International
               Finance Ltd,
               7.63%, 03/13/2007 F<F31>                                100,422
                                                                   -----------
                                                                     8,996,863
                                                                   -----------
UTILITIES - 4.7%
    200,000    Commonwealth Edison,
               5.40%, 12/15/2011                                       198,421
    150,000    Energy Transfer Partners,
               5.65%, 08/01/2012                                       149,369
    350,000    Kinder Morgan Energy
               Partners Senior Notes,
               5.35%, 08/15/2007                                       349,540
     83,351    Kiowa Power Partners LLC,
               4.81%, 12/30/2013
               (Acquired 11/19/2004;
               Cost $85,742)*<F30>                                      80,338
    400,000    ONEOK, Inc. Senior
               Notes, 7.13%, 04/15/2011                                422,189
     50,000    Pacific Gas & Electric
               Company 1st Mortgage,
               6.05%, 03/01/2034                                        50,429
    200,000    PPL Energy Supply LLC,
               6.20%, 05/15/2016                                       205,583
    200,000    PSE&G Energy Holdings
               LLC Senior Notes,
               8.50%, 06/15/2011                                       215,000
     50,000    PSI Energy, Inc. Debentures,
               7.85%, 10/15/2007                                        50,848
    296,837    RGS (I&M) Funding
               Corporation Debentures,
               9.82%, 12/07/2022                                       356,925
    100,000    Tristate Gen & Trans Assn,
               6.04%, 01/31/2018
               (Acquired 10/14/2003;
               Cost $100,000)*<F30>                                    101,024
               Williams Cos. Inc. Notes:
     50,000    7.13%, 09/01/2011                                        52,000
    200,000    7.88%, 09/01/2021                                       214,500
                                                                   -----------
                                                                     2,446,166
                                                                   -----------
MORTGAGE BACKED SECURITIES - 30.3%
               Bank of America
               Alternative Loan Trust:
    221,944    Series 2005-2, Class 4A1,
               5.50%, 03/25/2020                                       221,307
    473,226    Series 2006-2, Class 6A1,
               5.50%, 03/25/2021                                       471,672
    305,187    Citigroup Mortgage Loan
               Trust, Inc., Series 2005-9,
               Class 2A2, 5.50%,
               11/25/2035                                              304,467
    400,000    Countrywide Alternative
               Loan Trust,
               6.00%, 01/15/2021                                       403,313
    487,632    Deutsche Securities Inc.
               Mortgage, Series 2006-AR5,
               Class 21A, 6.00%,
               10/25/2021                                              492,148
               Federal Gold Loan Mortgage
               Corporation (FGLMC):
    107,899    6.00%, 05/01/2017                                       109,455
    741,959    5.50%, 11/01/2017                                       743,335
    375,761    6.00%, 06/01/2021                                       380,818
    267,709    5.00%, 12/01/2020                                       263,029
     82,088    6.50%, 09/01/2028                                        84,218
    135,546    6.50%, 12/01/2028                                       139,065
     98,313    6.50%, 05/01/2029                                       100,804
     98,529    6.50%, 06/01/2029                                       101,025
               Federal Home Loan Mortgage
               Corporation (FHLMC):
    379,840    Series 3122, Class VA,
               6.00%, 01/15/2017                                       386,069
    930,918    Series R009, Class AJ,
               5.75%, 12/15/2018                                       931,660
     23,091    Series 1053, Class G,
               7.00%, 03/15/2021                                        23,053
     50,535    Series 136, Class E,
               6.00%, 04/15/2021                                        50,337
    300,000    Series 2673, Class NC,
               5.50%, 05/15/2021                                       299,514
    270,160    Series 2804, Class VC,
               5.00%, 07/15/2021                                       263,301
     45,230    Series 1122, Class G,
               7.00%, 08/15/2021                                        45,145
    100,274    Series 1186, Class I,
               7.00%, 12/15/2021                                       103,123
    258,869    Series 3132, Class MA,
               5.50%, 12/15/2023                                       258,273
    241,259    Series 2598, Class QC,
               4.50%, 06/15/2027                                       237,969
               Federal National Mortgage
               Association (FNMA):
    310,075    5.00%, 02/01/2018                                       305,793
    216,073    5.00%, 10/01/2018                                       212,894
    216,042    5.00%, 11/01/2018                                       212,863
    167,668    5.50%, 03/01/2023                                       166,865
    296,435    5.50%, 07/01/2023                                       295,015
    370,864    6.00%, 03/01/2026                                       374,880
     64,485    6.50%, 09/01/2028                                        66,188
    112,889    6.50%, 02/01/2029                                       115,871
    243,334    5.50%, 01/01/2032                                       241,141
    502,716    5.50%, 02/01/2035                                       497,327
  1,971,982    5.50%, 04/01/2036                                     1,949,459
     20,825    Series 1989-94, Class G,
               7.50%, 12/25/2019                                        21,872
     90,875    Series 1990-15, Class J,
               7.00%, 02/25/2020                                        94,142
     16,136    Series 1991-21, Class J,
               7.00%, 03/25/2021                                        16,686
    318,208    Series 1991-43, Class J,
               7.00%, 05/25/2021                                       330,268
    391,407    Series 1991-65, Class Z,
               6.50%, 06/25/2021                                       401,652
    399,459    Series 1992-129, Class L,
               6.00%, 07/25/2022                                       404,865
    122,619    Series 1993-32, Class H,
               6.00%, 03/25/2023                                       122,726
    665,088    Series 1993-58, Class H,
               5.50%, 04/25/2023                                       665,889
    298,299    Series 2003-31, Class KG,
               4.50%, 12/25/2028                                       296,069
     57,233    Series 2003-44, Class AB,
               3.75%, 05/25/2033                                        53,981
    324,779    Series 2004-W6, Class 1A6,
               5.50%, 07/25/2034                                       322,088
    387,115    First Horizon Alternative
               Mortgage Securities,
               Series 2006-FA6, Class 3A1,
               5.75%, 11/25/2021                                       386,239
    600,000    First Union National Bank
               Commercial Mortgage
               Securities Inc.,
               Series 2001-C4, Class A2,
               6.22%, 12/12/2033                                       623,310
               Government National
               Mortgage Association
               (GNMA):
    179,549    6.00%, 12/20/2028                                       182,050
     65,142    6.50%, 01/20/2029                                        66,755
    169,354    6.00%, 11/20/2033                                       171,457
    217,602    Master Alternative Loans
               Trust, Series 2003-5,
               Class 6A1, 6.00%,
               08/25/2033                                              215,266
               Washington Mutual, Inc.
               Pass-Thru Certificates:
    234,866    Series 2004-CB1, Class 5A,
               5.00%, 06/25/2019                                       229,581
    269,780    Series 2004-CB3, Class 4A,
               6.00%, 10/25/2019                                       272,402
                                                                   -----------
                                                                    15,728,694
                                                                   -----------
INTERNATIONAL (U.S. $ DENOMINATED) - 1.8%
    500,000    Export-Import Bank
               Korea Notes,
               4.63%, 03/16/2010 F<F31>                                490,099
    400,000    PEMEX Project Funding
               Master Trust,
               9.13%, 10/13/2010 F<F31>                                448,600
                                                                   -----------
                                                                       938,699
                                                                   -----------
TAXABLE MUNICIPAL BONDS - 0.6%
    326,212    Tobacco Settlement
               Financing Corporation,
               6.36%, 05/15/2025                                       326,515
                                                                   -----------
U.S. GOVERNMENT AGENCY ISSUES - 11.0%
  5,475,000    Federal National Mortgage
               Association (FNMA),
               6.00%, 05/15/2011                                     5,700,751
                                                                   -----------
U.S. TREASURY OBLIGATIONS - 14.2%
               U.S. Treasury Bonds:
  1,650,000    9.13%, 05/15/2018                                     2,269,395
  4,400,000    6.25%, 08/15/2023                                     5,064,470
                                                                   -----------
                                                                     7,333,865
                                                                   -----------
               Total Long-Term
               Investments
               (Cost $49,761,614)                                   49,899,195
                                                                   -----------
COLLATERAL POOL INVESTMENT
FOR SECURITIES ON LOAN -  21.3%
(Cost $11,037,325)
(Please Refer to Note 6)                                            11,037,325
                                                                   -----------
   Shares
   ------
SHORT-TERM INVESTMENTS - 4.1%
MONEY MARKET FUNDS - 4.1%
    354,568    Short-Term Investment
               Company Liquid Assets
               Portfolio - AIM Fund                                    354,568
  1,786,563    Short-Term Investment
               Company Trust Prime
               Portfolio - AIM Fund                                  1,786,563
                                                                   -----------
               Total Short-Term
               Investments
               (Cost $2,141,131)                                     2,141,131
                                                                   -----------
               Total Investments
               (Cost $62,940,070) -
               121.7%                                               63,077,651
                                                                   -----------
               Liabilities in Excess of
               Other Assets - (21.7)%                              (11,237,706)
                                                                   -----------
               TOTAL NET
               ASSETS - 100.0%                                     $51,839,945
                                                                   -----------
                                                                   -----------

 *<F30>   Unregistered Security
 F<F31>   Foreign Security

   The accompanying notes are an integral part of these financial statements.

BAIRD SHORT-TERM BOND FUND
DECEMBER 31, 2006

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers 1-3 Year Government/Credit Bond Index. The Lehman Brothers 1-3 Year Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.

The Fund delivered solid positive returns and outperformed its benchmark index in 2006. Helping the Fund's strong relative performance were the following factors:

   o The Fund's exposure to high-quality mortgage-backed and asset-backed securities which performed well relative to other sectors;

   o The Fund's overweighting of BBB-rated corporate bonds relative to the benchmark; and

   o Strong performance of specific individual corporate issues, particularly those in the auto and finance sectors.

The Fund's exposure to a small number of issues which were negatively affected by leveraged buy-outs detracted slightly from relative performance in 2006. The Fund maintained its duration-neutral strategy, holding a broadly diversified portfolio of over 170 securities at year end.

The Fund ended 2006 with a yield advantage versus its benchmark index. This yield advantage, combined with exposure to specific sectors which we believe have superior total return potential (mortgage-backed and asset-backed securities), enhance the Fund's prospects of continuing to add value over its benchmark in the coming year.

PORTFOLIO CHARACTERISTICS

                           QUALITY DISTRIBUTION*<F32>

                    U.S. Treasury                        11%
                    U.S. Gov't Agency                    24%
                    AAA                                  19%
                    AA                                    5%
                    A                                    14%
                    BBB                                  26%
                    Below BBB                             1%

                            SECTOR WEIGHTINGS*<F32>

                    Asset-Backed                          9%
                    Financials                           20%
                    Industrials                          19%
                    Utilities                             6%
                    Mortgage-Backed                      13%
                    International                         1%
                    Municipal                             1%
                    U.S. Gov't Agency                    18%
                    U.S. Treasuries                      10%
                    Cash                                  3%

NET ASSETS:                                               $148,604,711
SEC 30-DAY YIELD:**<F33>
Institutional Class:                                             5.14%
AVERAGE EFFECTIVE DURATION:                                 1.69 years
AVERAGE EFFECTIVE MATURITY:                                 2.02 years

ANNUALIZED EXPENSE RATIO:
Institutional Class:                                             0.30%
PORTFOLIO TURNOVER RATIO:                                        41.1%
TOTAL NUMBER OF HOLDINGS:                                          172

 *<F32>   Percentages shown are based on the Fund's total net assets.
**<F33> SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2006.

BAIRD SHORT-TERM BOND FUND

             BAIRD SHORT-TERM BOND FUND - INSTITUTIONAL CLASS*<F34>
                         VALUE OF A $250,000 INVESTMENT

                  Baird Short-Term Bond Fund -       Lehman 1-3 Year U.S.
                   Institutional Class Shares       Government/Credit Index
                  ----------------------------      -----------------------
   8/31/2004                $250,000                       $250,000
   9/30/2004                $249,602                       $249,862
  12/31/2004                $250,238                       $250,114
   3/31/2005                $249,651                       $249,411
   6/30/2005                $252,823                       $252,509
   9/30/2005                $253,151                       $252,834
  12/31/2005                $254,859                       $254,548
   3/31/2006                $255,991                       $255,650
   6/30/2006                $258,202                       $257,369
   9/30/2006                $263,796                       $262,691
  12/31/2006                $266,708                       $265,370

GROWTH OF A HYPOTHETICAL INVESTMENT OF $250,000 MADE ON THE FUND'S INCEPTION DATE (8/31/04), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

*<F34> The Baird Short-Term Bond Fund is currently offering only the Institutional Class shares to investors.

BAIRD SHORT-TERM BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2006                           ONE YEAR       SINCE INCEPTION(1)<F35>
---------------------------------------                           --------       -----------------------
Baird Short-Term Bond Fund - Institutional Class                   4.65%                  2.81%
Lehman Brothers 1-3 Year Government/Credit Bond Index(2)<F36>      4.25%                  2.59%

(1)<F35> For the period from August 31, 2004 (commencement of operations) to December 31, 2006.
(2)<F36> The Lehman Brothers 1-3 Year Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS SHOWN IN THE TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFORMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT STATED.

BAIRD SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2006

 Principal
   Amount                                                             Value
 ---------                                                            -----
LONG-TERM INVESTMENTS - 97.3%
ASSET BACKED SECURITIES - 9.0%
$   400,000    AESOP Funding II LLC,
               Series 2005-1A, Class A1,
               3.95%, 04/20/2008
               (Acquired 02/17/2005,
               Cost $399,964)*<F38>                               $    393,513
    700,000    Bayview Financial
               Acquisition Trust,
               Series 2005-B, Class 1A2,
               4.70%, 04/28/2039                                       693,297
     94,840    Chase Manhatten Auto
               Owner Trust,
               Series 2003-C, Class A4,
               2.94%, 06/15/2010                                        93,541
    771,193    CitiFinancial Mortgage
               Securities, Inc.,
               Series 2004-1, Class AF2,
               2.65%, 04/25/2034                                       753,651
    375,310    CNH Equipment Trust,
               Series 2005-A, Class A3,
               4.02%, 04/15/2009                                       372,816
               Countrywide Asset-Backed
               Certificates:
  1,000,000    Series 2006-13, Class
               1AF3, 5.94%, 05/25/2033                               1,006,232
  1,500,000    Series 2006-S7,
               5.57%, 11/25/2035                                     1,497,870
  1,000,000    Series 2005-10, Class AF2,
               4.49%, 02/25/2036                                       990,611
  1,153,000    Series 2005-12, Class 1A2,
               4.85%, 02/25/2036                                     1,143,120
    725,000    Series 2005-13, Class AF2,
               5.29%, 04/25/2036                                       721,671
  1,500,000    Series 2006-9, Class 1AF3,
               5.86%, 10/25/2046                                     1,507,027
    500,000    Ford Credit Auto
               Owner Trust, Series
               2005-B, Class A4,
               4.38%, 01/15/2010                                       494,247
    902,277    Green Tree Financial
               Corporation, Series
               1998-3, Class A5, 6.22%,
               03/01/2030                                              909,117
     95,127    Household Automobile
               Trust, Series 2003-1,
               2.22%, 11/17/2009                                        94,189
    300,000    MBNA Credit Card
               Master Note Trust,
               Series 2003-A3, Class A3,
               2.93%, 08/15/2010                                       300,516
    805,138    Merrill Lynch Mortgage
               Investors Inc., Series
               2005-A8, Class A1C1,
               5.25%, 08/25/2036                                       796,914
     58,320    New Century Home
               Equity Loan Trust,
               Series 2003-5, Class AI3,
               3.56%, 11/25/2033                                        58,067
               Residential Asset
               Mortgage Products, Inc.:
    700,000    Series 2004-RS12, Class
               AI3, 3.98%, 04/25/2029                                  694,743
    406,641    Series 2003-RS7, Class
               AI6, 5.34%, 08/25/2033                                  403,254
               Residential Asset Securities
               Corporation:
     11,505    Series 2003-KS9, Class
               AI3, 3.25%, 12/25/2028                                   11,463
    121,127    Series 2004-KS2, Class
               AI3, 3.02%, 05/25/2029                                  120,450
     74,585    Series 2004-KS4, Class
               AI3, 3.08%, 08/25/2029                                   73,569
    193,990    Residential Funding
               Mortgage Securities,
               Series 2003-HS3, Class
               AI2, 3.15%, 07/25/2018                                  191,574
                                                                  ------------
                                                                    13,321,452
                                                                  ------------
FINANCIAL - 19.8%
    880,000    ABN-AMRO Bank NV,
               7.00%, 04/01/2008 F<F39>                                895,088
  1,405,000    Allfirst Financial, Inc.
               Subordinated Notes,
               7.20%, 07/01/2007                                     1,414,786
    140,000    American General
               Finance Corporation
               Notes, 4.50%, 11/15/2007                                139,186
    471,000    AMVESCAP, Inc.
               Senior Notes,
               5.90%, 01/15/2007 F<F39>                                471,044
    594,000    Bank of Oklahoma
               Subordinated Notes,
               7.13%, 08/15/2007                                       599,483
    251,000    Bank United Notes,
               8.00%, 03/15/2009                                       263,510
    472,000    Bankers Trust Corporation
               Subordinated Notes,
               7.38%, 05/01/2008                                       483,359
    110,000    BB&T Corporation
               Subordinated Notes,
               7.25%, 06/15/2007                                       110,896
    623,000    Block Financial
               Corporation Notes,
               8.50%, 04/15/2007                                       627,775
  1,156,000    BNY Capital I Notes,
               Series B, 7.97%,
               12/31/2026                                            1,203,389
    500,000    Capital One Bank Notes,
               4.88%, 05/15/2008                                       496,918
    100,000    Chubb Corporation
               Senior Notes,
               7.13%, 12/15/2007                                       101,381
    210,000    CIT Group Inc. Senior
               Notes, 5.50%, 11/30/2007                                210,463
    848,000    Citicorp Capital II Notes,
               8.02%, 02/15/2027                                       883,349
    200,000    Citicorp Subordinated
               Notes, 7.00%, 07/01/2007                                201,423
    375,000    Citifinancial Debentures,
               10.00%, 05/15/2009                                      415,174
    675,000    Comerica Incorporated
               Subordinated Notes,
               7.25%, 08/01/2007                                       682,389
    550,000    Compass Bank
               Subordinated Notes,
               8.10%, 08/15/2009                                       584,710
    388,000    Corestates Capital Trust I,
               8.00%, 12/15/2026
               (Acquired 01/26/2006 &
               06/05/2006; Cost
               $211,938 & $196,930
               respectively)*<F38>                                     404,040
    500,000    Countrywide Home
               Loans Notes,
               4.13%, 09/15/2009                                       485,593
    537,000    Credit Suisse First Boston
               USA Inc. Senior Notes,
               6.50%, 06/01/2008                                       545,670
  1,095,000    EOP Operating L.P. Notes,
               7.75%, 11/15/2007                                     1,117,577
    500,000    Executive Risk Capital
               Trust, 8.68%, 02/01/2027                                522,462
    800,000    First Union Capital,
               7.94%, 01/15/2027                                       833,045
    200,000    Franchise Finance
               Corporation Notes,
               7.07%, 01/15/2008                                       202,917
    273,000    The Goldman Sachs
               Group, Inc. Senior
               Unsubordinated Notes,
               7.80%, 01/28/2010                                       292,788
    400,000    HSBC Finance
               Corporation Notes,
               6.88%, 03/01/2007                                       400,769
    500,000    ING Security Life
               Institutional Funding
               Notes, 2.70%, 02/15/2007
               (Acquired 05/26/2005;
               Cost $488,370)*<F38>                                    498,179
  1,307,000    JPM Capital Trust II,
               7.95%, 02/01/2027                                     1,360,101
    575,000    Key Bank NA
               Subordinated Notes,
               6.50%, 10/15/2027                                       585,125
    400,000    Lehman Brothers
               Holdings, Inc. Notes,
               3.50%, 08/07/2008                                       388,842
  1,413,000    MBNA Capital Series A,
               8.28%, 12/01/2026                                     1,472,928
    500,000    MBNA Corporation Notes,
               6.25%, 01/17/2007                                       500,142
    250,000    Mellon Capital I Series A,
               7.72%, 12/01/2026                                       260,290
    180,000    Merrill Lynch & Co, Inc.,
               7.00%, 01/15/2007                                       180,020
    200,000    Met Life Global
               Funding I Notes,
               4.75%, 06/20/2007
               (Acquired 02/11/2005;
               Cost $203,862)*<F38>                                    199,496
    200,000    Morgan Stanley Group,
               Inc. Debentures,
               8.33%, 01/15/2007                                       200,167
    720,000    NB Capital Trust IV,
               8.25%, 04/15/2027                                       751,496
    625,000    New York Life Global
               Funding, 3.88%,
               01/15/2009 (Acquired
               01/23/2006;
               Cost $608,075)*<F38>                                    608,196
    700,000    Phoenix Companies,
               6.68%, 02/16/2008                                       706,042
    633,000    PNC Financial Services
               Subordinated Notes,
               9.65%, 06/15/2009                                       693,892
    530,000    PNC Funding Corporation,
               6.13%, 02/15/2009                                       538,867
               Principal Life Global:
    150,000    5.13%, 06/28/2007
               (Acquired 12/28/2004;
               Cost $154,880)*<F38>                                    149,788
    275,000    3.63%, 04/30/2008
               (Acquired 08/17/2005;
               Cost $268,452)*<F38>                                    268,310
  1,050,000    Providian Capital I,
               9.53%, 02/01/2027
               (Acquired 10/19/2005
               and 10/20/2005;
               Cost $438,724 and
               $712,517 respectively)*<F38>                          1,102,360
    155,000    Republic New York
               Corporation Subordinated
               Notes, 9.70%, 02/01/2009                                168,176
    600,000    Residential Capital
               Corporation,
               6.13%, 11/21/2008                                       602,972
    487,000    SAFECO
               Corporation Notes,
               6.88%, 07/15/2007                                       491,177
    200,000    Transamerica
               Corporation Debentures,
               9.38%, 03/01/2008                                       207,269
  1,300,000    Unitrin, Inc. Senior Notes,
               5.75%, 07/01/2007                                     1,300,972
    313,000    Wells Fargo & Company
               Subordinated Notes,
               6.25%, 04/15/2008                                       316,627
    211,000    Westdeutsche Landesbank
               Subordinated Notes,
               4.80%, 07/15/2015 F<F39>                                202,376
  1,000,000    Zurich Capital Trust I,
               8.38%, 06/01/2037
               (Acquired 04/06/2006;
               Cost $1,065,970)*<F38>                                1,048,168
                                                                  ------------
                                                                    29,391,162
                                                                  ------------
INDUSTRIAL - 18.7%
    306,000    Bell Telephone Co.
               Pennsylvania Debentures,
               7.38%, 07/15/2007                                       308,851
    150,000    BellSouth
               Telecommunication
               Debentures,
               5.88%, 01/15/2009                                       151,365
  1,000,000    Belo Corporation Senior
               Notes, 7.13%, 06/01/2007                              1,003,844
    125,000    British Telecom
               PLC Notes,
               8.13%, 12/15/2010 F<F39>                                139,501
  1,000,000    Bunge Limited Finance
               Corporation,
               4.38%, 12/15/2008                                       978,924
    700,000    Cadbury Schweppes U.S.
               Finance Notes,
               3.88%, 10/01/2008
               (Acquired 08/30/2005;
               Cost $685,461)*<F38>                                    681,716
    405,000    Centex Corporation
               Subordinated Debentures,
               8.75%, 03/01/2007                                       406,723
    165,000    Chevron Phillips
               Chemical Company Notes,
               5.38%, 06/15/2007                                       164,848
  1,300,000    Clear Channel
               Communication Senior
               Notes, 3.13%, 02/01/2007                              1,297,603
    200,000    Comcast Cable
               Communications, Inc.
               Notes, 6.20%, 11/15/2008                                203,166
    465,000    Computer Sciences
               Corporation Notes,
               3.50%, 04/15/2008                                       451,941
  1,336,000    Cooper Cameron
               Corporation Senior Notes,
               2.65%, 04/15/2007                                     1,325,141
    581,000    COX Communications
               Inc. Notes,
               7.88%, 08/15/2009                                       614,850
    579,000    Devon Energy
               Corporation Debentures,
               10.13%, 11/15/2009                                      645,111
  1,000,000    Donnelley (R.R.)
               & Sons Notes,
               3.75%, 04/01/2009                                       962,595
  1,000,000    FMC Corporation Notes,
               7.00%, 05/15/2008                                     1,015,249
  1,000,000    Fiserv Inc.,
               3.00%, 06/27/2008                                       963,889
    300,000    Ford Motor Credit
               Company Senior Notes,
               4.95%, 01/15/2008                                       294,932
    250,000    General Motors
               Acceptance Corporation
               Notes, 6.13%, 08/28/2007                                250,049
               Halliburton
               Company Notes:
    225,000    5.63%, 12/01/2008                                       225,637
    425,000    5.50%, 10/15/2010                                       424,245
    260,000    Harrahs Operating
               Company Inc.,
               7.13%, 06/01/2007                                       261,219
    500,000    ICI Wilmington,
               7.05%, 09/15/2007                                       504,646
               International Paper
               Company Notes:
    250,000    7.63%, 01/15/2007                                       250,107
    885,000    6.50%, 11/15/2007                                       889,327
    675,000    4.00%, 04/01/2010                                       647,870
  1,000,000    John Deere Capital
               Corporation Senior Notes,
               4.88%, 03/16/2009                                       991,089
    700,000    Johnson Controls Inc.
               Notes, 6.30%, 02/01/2008                                702,097
               Marathon Oil
               Corporation Notes:
    310,000    5.38%, 06/01/2007                                       309,886
    563,000    6.85%, 03/01/2008                                       571,578
    450,000    News America Holdings,
               7.38%, 10/17/2008                                       464,379
    800,000    Premcor Refining
               Group Inc. Senior Notes,
               9.50%, 02/01/2013                                       864,062
  1,000,000    Sealed Air Corporation
               Senior Notes,
               5.38%, 04/15/2008
               (Acquired 07/07/2006;
               Cost $989,890)*<F38>                                    995,191
    402,000    Southwestern Bell
               Telephone Company Notes,
               6.63%, 07/15/2007                                       404,158
    500,000    Sprint Capital
               Corporation Notes,
               6.38%, 05/01/2009                                       510,011
  1,000,000    Telecom Italia Capital,
               4.00%, 11/15/2008 F<F39>                                973,854
  1,028,000    Telus Corporation Notes,
               7.50%, 06/01/2007 F<F39>                              1,035,608
    700,000    Thomson Corporation,
               5.75%, 02/01/2008 F<F39>                                702,097
    255,000    Time Warner Companies,
               Inc., 8.18%, 08/15/2007                                 259,191
    750,000    Time Warner Companies,
               Inc. Debentures,
               7.48%, 01/15/2008                                       765,195
    659,195    United AirLines, Inc.
               Pass Thru Certificates,
               Series 2001-1,
               6.20%, 09/01/2008                                       663,315
  1,050,000    Univision Communications,
               Inc., 3.50%, 10/15/2007                               1,027,373
    500,000    Viacom, Inc.,
               5.63%, 05/01/2007                                       500,258
  1,000,000    Wharf International
               Finance Ltd.,
               7.63%, 03/13/2007 F<F39>                              1,004,217
                                                                  ------------
                                                                    27,806,908
                                                                  ------------
UTILITIES - 6.4%
  1,000,000    Baltimore Gas &
               Electric Company Notes,
               5.78%, 10/01/2008                                     1,003,321
    805,000    Cilcorp Inc. Senior Notes,
               8.70%, 10/15/2009                                       862,258
               Commonwealth
               Edison Notes:
  1,000,000    7.63%, 01/15/2007                                     1,000,413
    600,000    3.70%, 02/01/2008                                       588,130
               Kinder Morgan Energy
               Partners Senior Notes:
    150,000    5.35%, 08/15/2007                                       149,803
  1,000,000    6.30%, 02/01/2009                                     1,013,273
               MidAmerican Energy
               Holdings Company
               Senior Notes:
    200,000    4.63%, 10/01/2007                                       198,700
    575,000    7.63%, 10/15/2007                                       584,023
    500,000    7.52%, 09/15/2008                                       516,690
  1,000,000    Nisource Finance
               Corporation,
               7.88%, 11/15/2010                                     1,078,862
  1,032,000    Panhandle Eastern
               Pipeline Senior Notes,
               4.80%, 08/15/2008                                     1,016,684
    200,000    Public Service Electric
               & Gas Co. Notes,
               6.25%, 01/01/2007                                       200,000
    500,000    Sempra Energy Senior
               Notes, 4.62%, 05/17/2007                                498,093
    860,000    System Energy Resources
               1st Mortgage,
               4.88%, 10/01/2007                                       854,721
                                                                  ------------
                                                                     9,564,971
                                                                  ------------
MORTGAGE BACKED SECURITIES - 12.9%
  1,083,213    Bank of America
               Alternative Loan Trust,
               Series 2003-4, Class 2A1,
               5.00%, 06/25/2018                                     1,065,799
               Citicorp Mortgage
               Securities, Inc.:
    275,800    Series 2003-11, Class 2A8,
               5.50%, 12/25/2033                                       274,322
    811,370    Series 2004-3, Class A2,
               5.25%, 05/25/2034                                       802,032
    470,447    Series 2004-4, Class A2,
               5.25%, 06/25/2034                                       456,980
  1,651,477    Countrywide Alternative
               Loan Trust, Series
               2005-50CB, Class 4A1,
               5.00%, 11/25/2020                                     1,631,745
  2,000,000    Deutsche Alternative
               Securities Inc. Mortgage,
               Series 2005-4, Class A2,
               5.05%, 09/25/2035                                     1,981,557
               Federal Home Loan
               Mortgage Corporation
               (FHLMC):
    117,281    Series 2548, Class HA,
               4.50%, 01/15/2010                                       115,886
    208,710    Series 2835, Class VK,
               5.50%, 11/15/2012                                       209,087
    644,924    Series 3033, Class LU,
               5.50%, 03/15/2013                                       647,810
  1,113,376    Series 3124, Class VP,
               6.00%, 06/15/2014                                     1,133,685
    200,000    Series 2592, Class PD,
               5.00%, 07/15/2014                                       198,823
    325,507    Series 2789, Class VM,
               5.50%, 04/15/2015                                       326,119
  1,000,000    Series 2390, Class PW,
               6.00%, 04/15/2015                                     1,007,912
    285,070    Series 2541, Class JB,
               5.00%, 02/15/2016                                       283,072
    724,412    Series 2970, Class DA,
               5.50%, 01/15/2023                                       724,397
               Federal National Mortgage
               Association (FNMA):
    762,264    5.50%, 07/01/2015                                       764,531
  1,175,000    Series 2003-24, Class LC,
               5.00%, 12/25/2015                                     1,163,620
    211,506    Series 2002-77, Class QP,
               5.00%, 09/25/2026                                       210,256
    535,961    Series 2004-W6, Class 1A4,
               5.50%, 07/25/2034                                       535,830
  1,000,000    Series 2004-W10, Class
               A24, 5.00%, 08/25/2034                                  988,017
  2,000,000    J.P. Morgan Alternative
               Loan Trust, Series
               2006-S2, Class A2,
               5.81%, 05/25/2036                                     1,997,923
  1,200,000    Residential Accredit Loans
               Inc., Series 2003-QS17,
               Class CB3, 5.50%,
               09/25/2033                                            1,193,344
               Washington Mutual, Inc.
               Pass-Thru Certificates:
    723,833    Series 2004-CB4, Class
               21A, 5.50%, 12/25/2019                                  721,852
    650,231    Series 2004-CB4, Class
               22A, 6.00%, 12/25/2019                                  657,460
                                                                  ------------
                                                                    19,092,059
                                                                  ------------
INTERNATIONAL (U.S. $ DENOMINATED) - 0.6%
    175,000    Export-Import Bank
               Korea Notes,
               4.63%, 03/16/2010 F<F39>                                171,535
    600,000    Korea Development
               Bank Notes,
               3.88%, 03/02/2009 F<F39>                                582,459
    200,000    PEMEX Project
               Funding Master Trust,
               6.13%, 08/15/2008 F<F39>                                201,600
                                                                  ------------
                                                                       955,594
                                                                  ------------
TAXABLE MUNICIPAL BONDS - 1.6%
    210,362    Educational Enhancement
               Funding Corporation,
               6.72%, 06/01/2025                                       210,776
     70,000    Erie, Pennsylvania
               General Obligation,
               5.60%, 11/15/2007                                        70,020
    450,000    New Jersey Economic
               Development Authority,
               0.00%, 02/15/2007^<F37> ETM                             447,282
    500,000    Redding California
               Redevelopment Agency
               Tax Allocation,
               6.00%, 09/01/2010                                       507,545
  1,104,101    Tobacco Settlement
               Financing Corporation,
               Series 2001-A, Class A,
               6.36%, 05/15/2025                                     1,105,128
                                                                  ------------
                                                                     2,340,751
                                                                  ------------
U.S. GOVERNMENT AGENCY ISSUES - 17.8%
  1,000,000    Federal Home
               Loan Bank (FHLB),
               4.70%, 10/07/2010                                       983,427
               Federal National Mortgage
               Association (FNMA):
  9,675,000    2.38%, 02/15/2007                                     9,642,937
 15,200,000    6.00%, 05/15/2011                                    15,826,742
                                                                  ------------
                                                                    26,453,106
                                                                  ------------
U.S. TREASURY OBLIGATIONS - 10.5%
               U.S. Treasury Note:
  3,000,000    5.50%, 02/15/2008                                     3,016,641
 12,500,000    4.88%, 04/30/2011                                    12,581,050
                                                                  ------------
                                                                    15,597,691
                                                                  ------------
               Total Long-Term
               Investments
               (Cost $145,010,435)                                 144,523,694
                                                                  ------------
COLLATERAL POOL INVESTMENT
FOR SECURITIES ON LOAN - 28.9%
(Cost $42,992,134)
(Please Refer to Note 6)                                            42,992,134
                                                                  ------------
   Shares
   ------
SHORT-TERM INVESTMENTS - 2.3%
MONEY MARKET FUNDS - 2.3%
  3,383,098    Short-Term Investment
               Company Liquid Assets
               Portfolio - AIM Fund                                  3,383,098
                                                                  ------------
               Total Short-Term
               Investments
               (Cost $3,383,098)                                     3,383,098
                                                                  ------------
               Total Investments
               (Cost $191,385,667) -
               128.5%                                              190,898,926
                                                                  ------------
               Liabilities in Excess of
               Other Assets - (28.5)%                              (42,294,215)
                                                                  ------------
               TOTAL NET
               ASSETS - 100.00%                                   $148,604,711
                                                                  ------------
                                                                  ------------

 ^<F37>   Non Income Producing
 *<F38>   Unregistered Security
 F<F39>   Foreign Security
ETM - Escrowed to Maturity

   The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

ADDITIONAL INFORMATION ON FUND EXPENSES       DECEMBER 31, 2006 (UNAUDITED)

EXAMPLE

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/06 - 12/31/06).

ACTUAL EXPENSES

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the sixth column of the table (entitled "Expenses Paid During Period") is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

ACTUAL VS. HYPOTHETICAL RETURNS
For the Six Months Ended December 31, 2006

                                                                                                         HYPOTHETICAL (5% RETURN
                                                                               ACTUAL                        BEFORE EXPENSES)
                                                                    -----------------------------      ---------------------------
                                      FUND'S         BEGINNING       ENDING           EXPENSES         ENDING          EXPENSES
                                    ANNUALIZED        ACCOUNT        ACCOUNT            PAID           ACCOUNT           PAID
                                     EXPENSE           VALUE          VALUE            DURING           VALUE           DURING
                                  RATIO(1)<F40>       7/1/06        12/31/06       PERIOD(1)<F40>      7/1/06       PERIOD(1)<F40>
                                  -------------      ---------      --------       --------------      -------      --------------
BAIRD INTERMEDIATE BOND FUND
     Institutional Class              0.30%          $1,000.00      $1,046.40          $1.55          $1,023.69          $1.53
     Investor Class                   0.55%          $1,000.00      $1,045.60          $2.84          $1,022.43          $2.80
BAIRD AGGREGATE BOND FUND
     Institutional Class              0.30%          $1,000.00      $1,053.70          $1.55          $1,023.29          $1.53
     Investor Class                   0.55%          $1,000.00      $1,051.30          $2.84          $1,022.43          $2.80
BAIRD INTERMEDIATE MUNICIPAL
  BOND FUND
     Institutional Class              0.30%          $1,000.00      $1,038.40          $1.54          $1,023.69          $1.53
     Investor Class                   0.55%          $1,000.00      $1,036.30          $2.82          $1,022.43          $2.80
BAIRD CORE PLUS BOND FUND
     Institutional Class              0.30%          $1,000.00      $1,062.90          $1.56          $1,023.69          $1.53
     Investor Class                   0.55%          $1,000.00      $1,061.00          $2.86          $1,022.43          $2.80
BAIRD SHORT-TERM BOND FUND
     Institutional Class              0.30%          $1,000.00      $1,033.00          $1.54          $1,023.69          $1.53

(1)<F40> Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

BAIRD FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES       DECEMBER 31, 2006

                                                                                        BAIRD
                                                      BAIRD            BAIRD        INTERMEDIATE         BAIRD           BAIRD
                                                  INTERMEDIATE       AGGREGATE        MUNICIPAL        CORE PLUS       SHORT-TERM
                                                    BOND FUND        BOND FUND        BOND FUND        BOND FUND       BOND FUND
                                                  ------------       ---------      ------------       ---------       ----------
ASSETS:
   Investments, at value (cost $352,748,209,
     $355,129,704, $64,179,220, $55,467,092
     and $162,277,229, respectively)              $352,131,310     $355,182,329      $64,302,090      $55,604,673     $161,790,488
   Repurchase agreements
     (cost $59,185,483, $30,503,904, $0,
     $7,472,978 and $29,108,438, respectively)      59,185,483       30,503,904               --        7,472,978       29,108,438
   Interest receivable                               4,111,648        3,542,280        1,109,548          589,449        1,743,764
   Receivable for investments sold                      11,951            7,171               --            2,390               --
   Receivable for Fund shares sold                     154,315        2,400,185          116,168          105,785          532,708
                                                  ------------     ------------      -----------      -----------     ------------
   Total assets                                    415,594,707      391,635,869       65,527,806       63,775,275      193,175,398
                                                  ------------     ------------      -----------      -----------     ------------
LIABILITIES:
   Payable for collateral
     received for securities loaned (See Note 6)    87,414,866       45,053,190               --       11,037,325       42,992,134
   Payable for securities purchased                         --        9,671,027               --          812,863        1,522,713
   Payable for Fund shares repurchased                  52,525           64,800           30,000           37,952           18,438
   Payable to Advisor and Distributor                   83,746           81,880           20,299           12,148           37,402
   Payable to the Custodian                                957               --               --               --               --
   Other liabilities                                        --            8,495               --           35,042               --
                                                  ------------     ------------      -----------      -----------     ------------
   Total liabilities                                87,552,094       54,879,392           50,299       11,935,330       44,570,687
                                                  ------------     ------------      -----------      -----------     ------------
NET ASSETS                                        $328,042,613     $336,756,477      $65,477,507      $51,839,945     $148,604,711
                                                  ------------     ------------      -----------      -----------     ------------
                                                  ------------     ------------      -----------      -----------     ------------
NET ASSETS CONSIST OF:
   Capital stock                                  $331,731,393     $337,708,301      $65,687,283      $51,798,631     $149,369,914
   Accumulated undistributed
     net investment income                             207,297          177,153            9,471           33,503           78,385
   Accumulated net realized loss
     on investments sold                            (3,279,178)      (1,181,602)        (342,117)        (129,770)        (356,847)
   Net unrealized appreciation (depreciation)
     on investments                                   (616,899)          52,625          122,870          137,581         (486,741)
                                                  ------------     ------------      -----------      -----------     ------------
NET ASSETS                                        $328,042,613     $336,756,477      $65,477,507      $51,839,945     $148,604,711
                                                  ------------     ------------      -----------      -----------     ------------
                                                  ------------     ------------      -----------      -----------     ------------
INSTITUTIONAL CLASS SHARES
   Net Assets                                     $326,835,399     $334,907,855      $64,932,629      $51,551,017     $148,604,711
   Shares outstanding ($0.01 par value,
     unlimited shares authorized)                   31,062,601       31,878,802        6,152,087        5,075,175       15,147,163
   Net asset value, offering and
     redemption price per share                   $      10.52     $      10.51      $     10.55      $     10.16     $       9.81
                                                  ------------     ------------      -----------      -----------     ------------
                                                  ------------     ------------      -----------      -----------     ------------
INVESTOR CLASS SHARES
   Net Assets                                     $  1,207,214     $  1,848,622      $   544,878      $   288,928
   Shares outstanding ($0.01 par value,
     unlimited shares authorized)                      111,284          172,253           50,663           27,724
   Net asset value, offering and
     redemption price per share                   $      10.85     $      10.73      $     10.75      $     10.42
                                                  ------------     ------------      -----------      -----------
                                                  ------------     ------------      -----------      -----------

   The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

STATEMENTS OF OPERATIONS       YEAR ENDED DECEMBER 31, 2006

                                                                                        BAIRD
                                                      BAIRD            BAIRD        INTERMEDIATE         BAIRD           BAIRD
                                                  INTERMEDIATE       AGGREGATE        MUNICIPAL        CORE PLUS       SHORT-TERM
                                                    BOND FUND        BOND FUND        BOND FUND        BOND FUND       BOND FUND
                                                  ------------       ---------      ------------       ---------       ----------
INVESTMENT INCOME:
   Interest income                                 $14,353,462      $14,025,596       $2,771,283       $1,851,206       $6,016,088
   Income from securities lending                       40,526           25,570               --            4,482           18,157
                                                   -----------      -----------       ----------       ----------       ----------
   Total investment income                          14,393,988       14,051,166        2,771,283        1,855,688        6,034,245
                                                   -----------      -----------       ----------       ----------       ----------

EXPENSES:
   Investment advisory fee                             691,567          648,938          172,433           80,146          315,364
   Administration fee                                  138,313          129,788           34,486           16,029           63,073
   Distribution expense - Investor Class Shares          4,508            3,239            2,685              790               --
                                                   -----------      -----------       ----------       ----------       ----------
   Total expenses                                      834,388          781,965          209,604           96,965          378,437
                                                   -----------      -----------       ----------       ----------       ----------

NET INVESTMENT INCOME                               13,559,600       13,269,201        2,561,679        1,758,723        5,655,808
                                                   -----------      -----------       ----------       ----------       ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                 (1,654,036)        (888,625)        (106,983)         (55,454)        (247,795)
   Change in unrealized
     appreciation/depreciation on investments        1,569,947          639,350           81,453          405,659          518,820
                                                   -----------      -----------       ----------       ----------       ----------
   Net realized and unrealized
     gain (loss) on investments                        (84,089)        (249,275)         (25,530)         350,205          271,025
                                                   -----------      -----------       ----------       ----------       ----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $13,475,511      $13,019,926       $2,536,149       $2,108,928       $5,926,833
                                                   -----------      -----------       ----------       ----------       ----------
                                                   -----------      -----------       ----------       ----------       ----------

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     BAIRD INTERMEDIATE BOND FUND
                                                                 -------------------------------------
                                                                    Year Ended           Year Ended
                                                                 December 31, 2006   December 31, 2005
                                                                 -----------------   -----------------
OPERATIONS:
   Net investment income                                           $  13,559,600        $  9,443,219
   Net realized loss on investments                                   (1,654,036)           (687,811)
   Change in unrealized appreciation/depreciation on investments       1,569,947          (4,795,310)
                                                                    ------------        ------------
   Net increase in net assets resulting from operations               13,475,511           3,960,098
                                                                    ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                         111,704,742          71,651,001
   Shares issued to holders in reinvestment of dividends              11,932,463           8,680,587
   Cost of shares redeemed                                           (30,115,437)        (34,654,355)
                                                                    ------------        ------------
   Net increase in net assets resulting
     from capital share transactions                                  93,521,768          45,677,233
                                                                    ------------        ------------

DISTRIBUTIONS TO
  INSTITUTIONAL CLASS SHAREHOLDERS:
   From net investment income                                        (13,507,486)         (9,464,170)
                                                                    ------------        ------------

DISTRIBUTIONS TO
  INVESTOR CLASS SHAREHOLDERS:
   From net investment income                                            (77,646)           (118,722)
                                                                    ------------        ------------

TOTAL INCREASE IN NET ASSETS                                          93,412,147          40,054,439

NET ASSETS:
   Beginning of year                                                 234,630,466         194,576,027
                                                                    ------------        ------------
   End of year (including undistributed net investment
     income of $207,297 and $154,379, respectively)                 $328,042,613        $234,630,466
                                                                    ------------        ------------
                                                                    ------------        ------------

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       BAIRD AGGREGATE BOND FUND
                                                                 -------------------------------------
                                                                    Year Ended           Year Ended
                                                                 December 31, 2006   December 31, 2005
                                                                 -----------------   -----------------
OPERATIONS:
   Net investment income                                            $ 13,269,201        $  6,761,559
   Net realized gain (loss) on investments                              (888,625)            294,456
   Change in unrealized appreciation/depreciation on investments         639,350          (3,005,159)
                                                                    ------------        ------------
   Net increase in net assets resulting from operations               13,019,926           4,050,856
                                                                    ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                         155,486,669         119,986,464
   Shares issued to holders in reinvestment of dividends              11,939,014           6,520,179
   Cost of shares redeemed                                           (58,822,570)        (11,028,752)
                                                                    ------------        ------------
   Net increase in net assets resulting
     from capital share transactions                                 108,603,113         115,477,891
                                                                    ------------        ------------

DISTRIBUTIONS TO
  INSTITUTIONAL CLASS SHAREHOLDERS:
   From net investment income                                        (13,106,942)         (7,004,294)
   From net realized gains                                              (120,758)           (149,762)
                                                                    ------------        ------------
   Total Distributions                                               (13,227,700)         (7,154,056)
                                                                    ------------        ------------

DISTRIBUTIONS TO
  INVESTOR CLASS SHAREHOLDERS:
   From net investment income                                            (60,662)            (43,249)
   From net realized gains                                                  (525)               (837)
                                                                    ------------        ------------
   Total Distributions                                                   (61,187)            (44,086)
                                                                    ------------        ------------

TOTAL INCREASE IN NET ASSETS                                         108,334,152         112,330,605

NET ASSETS:
   Beginning of year                                                 228,422,325         116,091,720
                                                                    ------------        ------------
   End of year (including undistributed net investment
     income of $177,153 and $10,472, respectively)                  $336,756,477        $228,422,325
                                                                    ------------        ------------
                                                                    ------------        ------------

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 BAIRD INTERMEDIATE MUNICIPAL BOND FUND
                                                                 --------------------------------------
                                                                    Year Ended            Year Ended
                                                                 December 31, 2006    December 31, 2005
                                                                 -----------------    -----------------
OPERATIONS:
   Net investment income                                             $ 2,561,679         $ 1,726,837
   Net realized loss on investments                                     (106,983)           (209,761)
   Change in unrealized appreciation/depreciation on investments          81,453            (847,084)
                                                                     -----------         -----------
   Net increase in net assets resulting from operations                2,536,149             669,992
                                                                     -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                          36,672,168          29,861,346
   Shares issued to holders in reinvestment of dividends               2,042,052           1,440,536
   Cost of shares redeemed                                           (28,525,030)        (16,406,963)
                                                                     -----------         -----------
   Net increase in net assets resulting
     from capital share transactions                                  10,189,190          14,894,919
                                                                     -----------         -----------

DISTRIBUTIONS TO
  INSTITUTIONAL CLASS SHAREHOLDERS:
   From net investment income                                         (2,536,465)         (1,658,407)
                                                                     -----------         -----------

DISTRIBUTIONS TO
  INVESTOR CLASS SHAREHOLDERS:
   From net investment income                                            (34,881)            (83,967)
                                                                     -----------         -----------

TOTAL INCREASE  IN NET ASSETS                                         10,153,993          13,822,537

NET ASSETS:
   Beginning of year                                                  55,323,514          41,500,977
                                                                     -----------         -----------
   End of year (including undistributed net investment
     income of $9,471 and $19,139, respectively)                     $65,477,507         $55,323,514
                                                                     -----------         -----------
                                                                     -----------         -----------

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       BAIRD CORE PLUS BOND FUND
                                                                 -------------------------------------
                                                                    Year Ended           Year Ended
                                                                 December 31, 2006   December 31, 2005
                                                                 -----------------   -----------------
OPERATIONS:
   Net investment income                                             $ 1,758,723         $ 1,595,244
   Net realized gain (loss) on investments                               (55,454)             22,747
   Change in unrealized appreciation/depreciation on investments         405,659            (938,103)
                                                                     -----------         -----------
   Net increase in net assets resulting from operations                2,108,928             679,888
                                                                     -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                          35,731,850           4,215,390
   Shares issued to holders in reinvestment of dividends               1,429,836             936,473
   Cost of shares redeemed                                           (18,311,499)         (4,100,728)
   Other capital contributions                                                71                  --
                                                                     -----------         -----------
   Net increase in net assets resulting
     from capital share transactions                                  18,850,258           1,051,135
                                                                     -----------         -----------

DISTRIBUTIONS TO
  INSTITUTIONAL CLASS SHAREHOLDERS:
   From net investment income                                         (1,727,098)         (1,692,217)
   From net realized gains                                                    --             (21,380)
                                                                     -----------         -----------
   Total Distributions                                                (1,727,098)         (1,713,597)
                                                                     -----------         -----------

DISTRIBUTIONS TO
  INVESTOR CLASS SHAREHOLDERS:
   From net investment income                                            (15,311)            (15,455)
   From net realized gains                                                    --                (291)
                                                                     -----------         -----------
   Total Distributions                                                   (15,311)            (15,746)
                                                                     -----------         -----------

TOTAL INCREASE IN NET ASSETS                                          19,216,777               1,680

NET ASSETS:
   Beginning of year                                                  32,623,168          32,621,488
                                                                     -----------         -----------
   End of year (including undistributed net investment
     income of $33,503 and $0, respectively)                         $51,839,945         $32,623,168
                                                                     -----------         -----------
                                                                     -----------         -----------

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      BAIRD SHORT-TERM BOND FUND
                                                                 -------------------------------------
                                                                    Year Ended           Year Ended
                                                                 December 31, 2006   December 31, 2005
                                                                 -----------------   -----------------
OPERATIONS:
   Net investment income                                            $  5,655,808         $ 2,344,937
   Net realized loss on investments                                     (247,795)           (162,401)
   Change in unrealized appreciation/depreciation on investments         518,820            (797,479)
                                                                    ------------         -----------
   Net increase in net assets resulting from operations                5,926,833           1,385,057
                                                                    ------------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                          79,434,155          81,066,185
   Shares issued to holders in reinvestment of dividends               5,464,609           2,142,819
   Cost of shares redeemed                                           (33,715,361)        (17,200,778)
                                                                    ------------         -----------
   Net increase in net assets resulting
     from capital share transactions                                  51,183,403          66,008,226
                                                                    ------------         -----------

DISTRIBUTIONS TO
  INSTITUTIONAL CLASS SHAREHOLDERS:
   From net investment income                                         (5,563,493)         (2,308,315)
                                                                    ------------         -----------

TOTAL INCREASE IN NET ASSETS                                          51,546,743          65,084,968

NET ASSETS:
   Beginning of period                                                97,057,968          31,973,000
                                                                    ------------         -----------
   End of period (including undistributed net investment
     income of $78,385 and $40,220, respectively)                   $148,604,711         $97,057,968
                                                                    ------------         -----------
                                                                    ------------         -----------

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                   BAIRD INTERMEDIATE BOND FUND - INSTITUTIONAL CLASS
                                                       --------------------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                        2006             2005             2004             2003             2002
                                                       ------           ------           ------           ------           ------
Per Share Data:
   Net asset value, beginning of period                $10.55           $10.83           $10.88           $10.86           $10.60
                                                       ------           ------           ------           ------           ------
Income from investment operations:
   Net investment income                                 0.51             0.46             0.47(1)<F41>     0.49             0.56
   Net realized and unrealized
     gains (losses) on investments                      (0.03)           (0.27)           (0.05)            0.14             0.27
                                                       ------           ------           ------           ------           ------
   Total from investment operations                      0.48             0.19             0.42             0.63             0.83
                                                       ------           ------           ------           ------           ------
Less distributions:
   Dividends from net investment income                 (0.51)           (0.47)           (0.47)           (0.49)           (0.56)
   Distributions from net realized gains                   --               --            (0.00)(2)<F42>   (0.12)           (0.01)
                                                       ------           ------           ------           ------           ------
   Total distributions                                  (0.51)           (0.47)           (0.47)           (0.61)           (0.57)
                                                       ------           ------           ------           ------           ------
Net asset value, end of period                         $10.52           $10.55           $10.83           $10.88           $10.86
                                                       ------           ------           ------           ------           ------
                                                       ------           ------           ------           ------           ------
Total return                                            4.70%            1.77%            3.91%            5.89%            8.02%
Supplemental data and ratios:
   Net assets, end of period                     $326,835,399     $231,800,807     $191,563,699     $149,836,855     $146,236,339
   Ratio of expenses to average net assets              0.30%            0.30%            0.30%            0.30%            0.30%
   Ratio of net investment income
     to average net assets                              4.90%            4.34%            4.32%            4.39%            5.20%
   Portfolio turnover rate(3)<F43>                      44.8%            42.1%            44.8%            64.4%            41.1%

(1)<F41>  Calculated using average shares outstanding during the period.
(2)<F42>  Amount is less than $0.01.
(3)<F43> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                      BAIRD INTERMEDIATE BOND FUND - INVESTOR CLASS
                                                       --------------------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                        2006             2005             2004             2003             2002
                                                       ------           ------           ------           ------           ------
Per Share Data:
   Net asset value, beginning of period                $10.86           $11.13           $11.17           $11.13           $10.71
                                                       ------           ------           ------           ------           ------
Income from investment operations:
   Net investment income                                 0.50(1)          0.45             0.45(1)          0.48             0.54(1)
                                                           <F44>                             <F44>                             <F44>
   Net realized and unrealized
     gains (losses) on investments                      (0.03)           (0.28)           (0.05)            0.14             0.27
                                                       ------           ------           ------           ------           ------
   Total from investment operations                      0.47             0.17             0.40             0.62             0.81
                                                       ------           ------           ------           ------           ------
Less distributions:
   Dividends from net investment income                 (0.48)           (0.44)           (0.44)           (0.46)           (0.38)
   Distributions from net realized gains                   --               --            (0.00)(2)<F45>   (0.12)           (0.01)
                                                       ------           ------           ------           ------           ------
   Total distributions                                  (0.48)           (0.44)           (0.44)           (0.58)           (0.39)
                                                       ------           ------           ------           ------           ------
Net asset value, end of period                         $10.85           $10.86           $11.13           $11.17           $11.13
                                                       ------           ------           ------           ------           ------
                                                       ------           ------           ------           ------           ------
Total return                                            4.47%            1.56%            3.65%            5.61%            7.74%
Supplemental data and ratios:
   Net assets, end of period                       $1,207,214       $2,829,659       $3,012,328       $1,321,648       $1,127,162
   Ratio of expenses to average net assets              0.55%            0.55%            0.55%            0.55%            0.55%
   Ratio of net investment income
     to average net assets                              4.65%            4.09%            4.07%            4.14%            4.95%
   Portfolio turnover rate(3)<F46>                      44.8%            42.1%            44.8%            64.4%            41.1%

(1)<F44>  Calculated using average shares outstanding during the period.
(2)<F45>  Amount is less than $0.01.
(3)<F46> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                     BAIRD AGGREGATE BOND FUND - INSTITUTIONAL CLASS
                                                       --------------------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                        2006             2005             2004             2003             2002
                                                       ------           ------           ------           ------           ------
Per Share Data:
   Net asset value, beginning of period                $10.54           $10.74           $10.71           $10.69           $10.51
                                                       ------           ------           ------           ------           ------
Income from investment operations:
   Net investment income                                 0.52             0.49(1)<F47>     0.49(1)<F47>     0.56             0.62
   Net realized and unrealized
     gains (losses) on investments                      (0.03)           (0.19)            0.07             0.20             0.23
                                                       ------           ------           ------           ------           ------
   Total from investment operations                      0.49             0.30             0.56             0.76             0.85
                                                       ------           ------           ------           ------           ------
Less distributions:
   Dividends from net investment income                 (0.52)           (0.49)           (0.50)           (0.56)           (0.62)
   Distributions from net realized gains                (0.00)(2)<F48>   (0.01)           (0.03)           (0.18)           (0.05)
                                                       ------           ------           ------           ------           ------
   Total distributions                                  (0.52)           (0.50)           (0.53)           (0.74)           (0.67)
                                                       ------           ------           ------           ------           ------
Net asset value, end of period                         $10.51           $10.54           $10.74           $10.71           $10.69
                                                       ------           ------           ------           ------           ------
                                                       ------           ------           ------           ------           ------
Total return                                            4.88%            2.85%            5.30%            7.19%            8.30%
Supplemental data and ratios:
   Net assets, end of period                     $334,907,855     $227,132,399     $115,382,862      $91,550,534      $87,847,176
   Ratio of expenses to average net assets              0.30%            0.30%            0.30%            0.30%            0.30%
   Ratio of net investment income
     to average net assets                              5.11%            4.56%            4.58%            4.85%            5.75%
   Portfolio turnover rate(3)<F49>                      52.4%            46.0%            72.6%           106.7%            51.2%

(1)<F47>  Calculated using average shares outstanding throughout the period.
(2)<F48>  Amount is less than $0.01.
(3)<F48> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                       BAIRD AGGREGATE BOND FUND - INVESTOR CLASS
                                                       --------------------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                        2006             2005             2004             2003             2002
                                                       ------           ------           ------           ------           ------
Per Share Data:
   Net asset value, beginning of period                $10.75           $10.95           $10.88           $10.84           $10.57
                                                       ------           ------           ------           ------           ------
Income from investment operations:
   Net investment income                                 0.50             0.47(1)          0.48(1)          0.55             0.60(1)
                                                                            <F50>            <F50>                             <F50>
   Net realized and unrealized
     gains (losses) on investments                      (0.02)           (0.19)            0.07             0.19             0.23
                                                       ------           ------           ------           ------           ------
   Total from investment operations                      0.48             0.28             0.55             0.74             0.83
                                                       ------           ------           ------           ------           ------
Less distributions:
   Dividends from net investment income                 (0.50)           (0.47)           (0.45)           (0.52)           (0.51)
   Distributions from net realized gains                (0.00)(2)<F51>   (0.01)           (0.03)           (0.18)           (0.05)
                                                       ------           ------           ------           ------           ------
   Total distributions                                  (0.50)           (0.48)           (0.48)           (0.70)           (0.56)
                                                       ------           ------           ------           ------           ------
Net asset value, end of period                         $10.73           $10.75           $10.95           $10.88           $10.84
                                                       ------           ------           ------           ------           ------
                                                       ------           ------           ------           ------           ------
Total return                                            4.61%            2.54%            5.20%            6.95%            8.08%
Supplemental data and ratios:
   Net assets, end of period                       $1,848,622       $1,289,926         $708,858         $719,844         $845,481
   Ratio of expenses to average net assets              0.55%            0.55%            0.55%            0.55%            0.55%
   Ratio of net investment income
     to average net assets                              4.86%            4.31%            4.33%            4.60%            5.50%
   Portfolio turnover rate(3)<F52>                      52.4%            46.0%            72.6%           106.7%            51.2%

(1)<F50>  Calculated using average shares outstanding during the period.
(2)<F51>  Amount is less than $0.01.
(3)<F52> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                             BAIRD INTERMEDIATE MUNICIPAL BOND FUND - INSTITUTIONAL CLASS
                                                       -----------------------------------------------------------------------
                                                                               Year Ended December 31,
                                                        2006             2005            2004            2003            2002
                                                       ------           ------          ------          ------          ------
Per Share Data:
   Net asset value, beginning of period                $10.56           $10.81          $10.91          $10.86          $10.25
                                                       ------           ------          ------          ------          ------
Income from investment operations:
   Net investment income(1)<F53>                         0.39             0.39            0.40            0.42            0.43
   Net realized and unrealized
     gains (losses) on investments                      (0.01)           (0.25)          (0.11)           0.10            0.64
                                                       ------           ------          ------          ------          ------
   Total from investment operations                      0.38             0.14            0.29            0.52            1.07
                                                       ------           ------          ------          ------          ------
Less distributions:
   Dividends from net investment income                 (0.39)           (0.39)          (0.39)          (0.43)          (0.46)
   Distributions from net realized gains                   --               --              --           (0.04)          (0.00)(2)
                                                                                                                             <F54>
                                                       ------           ------          ------          ------          ------
   Total distributions                                  (0.39)           (0.39)          (0.39)          (0.47)          (0.46)
                                                       ------           ------          ------          ------          ------
Net asset value, end of period                         $10.55           $10.56          $10.81          $10.91          $10.86
                                                       ------           ------          ------          ------          ------
                                                       ------           ------          ------          ------          ------
Total return                                            3.69%            1.33%           2.69%           4.91%          10.72%
Supplemental data and ratios:
   Net assets, end of period                     $ 64,932,629     $ 53,831,848    $ 36,889,211     $30,234,195     $31,221,508
   Ratio of expenses to average net assets              0.30%            0.30%           0.30%           0.30%           0.30%
   Ratio of net investment income
     to average net assets                              3.72%            3.64%           3.70%           3.88%           4.11%
   Portfolio turnover rate(3)<F55>                      25.1%            13.7%            4.2%           17.7%           32.6%

(1)<F53>  Calculated using average shares outstanding during the period.
(2)<F54>  Amount is less than $0.01.
(3)<F55> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                               BAIRD INTERMEDIATE MUNICIPAL BOND FUND - INVESTOR CLASS
                                                       -----------------------------------------------------------------------
                                                                               Year Ended December 31,
                                                        2006             2005            2004            2003            2002
                                                       ------           ------          ------          ------          ------
Per Share Data:
   Net asset value, beginning of period                $10.75           $10.99          $11.09          $11.02          $10.27
                                                       ------           ------          ------          ------          ------
Income from investment operations:
   Net investment income(1)<F56>                         0.37             0.37            0.38            0.40            0.41
   Net realized and unrealized
     gains (losses) on investments                      (0.01)           (0.25)          (0.12)           0.10            0.64
                                                       ------           ------          ------          ------          ------
   Total from investment operations                      0.36             0.12            0.26            0.50            1.05
                                                       ------           ------          ------          ------          ------
Less distributions:
   Dividends from net investment income                 (0.36)           (0.36)          (0.36)          (0.39)          (0.30)
   Distributions from net realized gains                   --               --              --           (0.04)          (0.00)(2)
                                                                                                                             <F57>
                                                       ------           ------          ------          ------          ------
   Total distributions                                  (0.36)           (0.36)          (0.36)          (0.43)          (0.30)
                                                       ------           ------          ------          ------          ------
Net asset value, end of period                         $10.75           $10.75          $10.99          $11.09          $11.02
                                                       ------           ------          ------          ------          ------
                                                       ------           ------          ------          ------          ------
Total return                                            3.44%            1.13%           2.40%           4.69%          10.46%
Supplemental data and ratios:
   Net assets, end of period                         $544,878       $1,491,666      $4,611,766        $756,792        $706,207
   Ratio of expenses to average net assets              0.55%            0.55%           0.55%           0.55%           0.55%
   Ratio of net investment income
     to average net assets                              3.47%            3.39%           3.45%           3.63%           3.86%
   Portfolio turnover rate(3)<F58>                      25.1%            13.7%            4.2%           17.7%           32.6%

(1)<F56>  Calculated using average shares outstanding during the period.
(2)<F57>  Amount is less than $0.01.
(3)<F58> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                   BAIRD CORE PLUS BOND FUND - INSTITUTIONAL CLASS
                                                       -----------------------------------------------------------------------
                                                                               Year Ended December 31,
                                                        2006             2005            2004            2003            2002
                                                       ------           ------          ------          ------          ------
Per Share Data:
   Net asset value, beginning of period                $10.06           $10.38          $10.45          $10.45          $10.42
                                                       ------           ------          ------          ------          ------
Income from investment operations:
   Net investment income                                 0.55(1)<F59>     0.51(1)<F59>    0.54            0.56            0.62
   Net realized and unrealized
     gains (losses) on investments                       0.09            (0.28)           0.10            0.36            0.07
                                                       ------           ------          ------          ------          ------
   Total from investment operations                      0.64             0.23            0.64            0.92            0.69
                                                       ------           ------          ------          ------          ------
Less distributions:
   Dividends from net investment income                 (0.54)           (0.54)          (0.53)          (0.56)          (0.62)
   Distributions from net realized gains                   --            (0.01)          (0.18)          (0.36)          (0.04)
                                                       ------           ------          ------          ------          ------
   Total distributions                                  (0.54)           (0.55)          (0.71)          (0.92)          (0.66)
                                                       ------           ------          ------          ------          ------
Net asset value, end of period                         $10.16           $10.06          $10.38          $10.45          $10.45
                                                       ------           ------          ------          ------          ------
                                                       ------           ------          ------          ------          ------
Total return                                            6.58%            2.23%           6.29%           8.94%           6.90%
Supplemental data and ratios:
   Net assets, end of period                      $51,551,017      $32,173,459     $32,495,641     $42,709,634     $54,221,923
   Ratio of expenses to average net assets              0.30%            0.30%           0.30%           0.30%           0.30%
   Ratio of net investment income
     to average net assets                              5.49%            4.92%           4.85%           4.56%           6.03%
   Portfolio turnover rate(2)<F60>                      62.0%            37.6%           52.5%          103.1%           66.8%

(1)<F59>  Calculated using average shares outstanding during the period.
(2)<F60> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                      BAIRD CORE PLUS BOND FUND - INVESTOR CLASS
                                                       -----------------------------------------------------------------------
                                                                               Year Ended December 31,
                                                        2006             2005            2004            2003            2002
                                                       ------           ------          ------          ------          ------
Per Share Data:
   Net asset value, beginning of period                $10.30           $10.62          $10.67          $10.65          $10.49
                                                       ------           ------          ------          ------          ------
Income from investment operations:
   Net investment income                                 0.54(1)          0.49(1)         0.53            0.53(1)         0.60(1)
                                                           <F61>            <F61>                           <F61>           <F61>
   Net realized and unrealized
     gains (losses) on investments                       0.09            (0.29)           0.10            0.37            0.07
                                                       ------           ------          ------          ------          ------
   Total from investment operations                      0.63             0.20            0.63            0.90            0.67
                                                       ------           ------          ------          ------          ------
Less distributions:
   Dividends from net investment income                 (0.51)           (0.51)          (0.50)          (0.52)          (0.47)
   Distributions from net realized gains                   --            (0.01)          (0.18)          (0.36)          (0.04)
                                                       ------           ------          ------          ------          ------
   Total distributions                                  (0.51)           (0.52)          (0.68)          (0.88)          (0.51)
                                                       ------           ------          ------          ------          ------
Net asset value, end of period                         $10.42           $10.30          $10.62          $10.67          $10.65
                                                       ------           ------          ------          ------          ------
                                                       ------           ------          ------          ------          ------
Total return                                            6.34%            1.93%           6.09%           8.60%           6.58%
Supplemental data and ratios:
   Net assets, end of period                         $288,928         $449,709        $125,847        $124,481        $296,026
   Ratio of expenses to average net assets              0.55%            0.55%           0.55%           0.55%           0.55%
   Ratio of net investment income
     to average net assets                              5.24%            4.67%           4.60%           4.31%           5.78%
   Portfolio turnover rate(2)<F62>                      62.0%            37.6%           52.5%          103.1%           66.8%

(1)<F61>  Calculated using average shares outstanding during the period.
(2)<F62> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                                 BAIRD SHORT-TERM BOND FUND -
                                                                                      INSTITUTIONAL CLASS
                                                                   ---------------------------------------------------------
                                                                                                     August 31, 2004(1)<F63>
                                                                    Year Ended December 31,                  through
                                                                    2006                2005            December 31, 2004
                                                                   ------              ------        -----------------------
Per Share Data:
   Net asset value, beginning of period                             $9.79               $9.93                $10.00
                                                                    -----               -----                ------
Income from investment operations:
   Net investment income                                             0.43                0.33                  0.08
   Net realized and unrealized losses on investments                 0.02               (0.15)                (0.07)
                                                                    -----               -----                ------
   Total from investment operations                                  0.45                0.18                  0.01
                                                                    -----               -----                ------
Less distributions:
   Dividends from net investment income                             (0.43)              (0.32)                (0.08)
                                                                    -----               -----                ------
Net asset value, end of period                                      $9.81               $9.79                 $9.93
                                                                    -----               -----                ------
                                                                    -----               -----                ------
Total return                                                        4.65%               1.85%                 0.10%(2)<F64>
Supplemental data and ratios:
   Net assets, end of period                                 $148,604,711         $97,057,968           $31,973,000
   Ratio of expenses to average net assets                          0.30%               0.30%                 0.30%(3)<F65>
   Ratio of net investment income to average net assets             4.48%               3.52%                 2.60%(3)<F65>
   Portfolio turnover rate                                          41.1%               31.8%                 16.7%(2)<F64>

(1)<F63>  Commencement of operations.
(2)<F64>  Not annualized.
(3)<F65>  Annualized.

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS       DECEMBER 31, 2006

1.   ORGANIZATION

Baird Funds, Inc. (the "Corporation") was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The accompanying financial statements include the Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Core Plus Bond Fund and Baird Short-Term Bond Fund (each, a "Fund" and collectively, the "Funds"), five of the eight portfolios comprising the Corporation, each of which is diversified within the meaning of the 1940 Act. Robert W. Baird & Co. Incorporated ("Baird" or the "Advisor") serves as investment advisor to the Funds.

The Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund commenced operations with the sale of both Institutional and Investor class shares on September 29, 2000. The Baird Intermediate Municipal Bond Fund commenced operations with the sale of both Institutional and Investor class shares on March 30, 2001. The Baird Short-Term Bond Fund commenced operations with the sale of Institutional Class Shares on August 31, 2004. The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee up to 0.25%.

The investment objective of the Baird Intermediate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers Intermediate Government/Credit Bond Index. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt, including government and corporate securities, with maturities between one and ten years.

The investment objective of the Baird Aggregate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

The primary investment objective of the Baird Intermediate Municipal Bond Fund is to provide current income that is substantially exempt from federal income tax. A secondary objective is to provide total return with relatively low volatility of principal.

The investment objective of the Baird Core Plus Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers U.S. Universal Bond Index. The Lehman Brothers U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

The investment objective of the Baird Short-Term Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers 1-3 Year Government/Credit Bond Index. The Lehman Brothers 1-3 Year Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a) Investment Valuation - Because market quotations for most debt securities are not readily available, debt securities are stated at fair value as furnished by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as on market transactions and dealer quotations. Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium. Investments in mutual funds are valued at their stated net asset value. Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and asked price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation's Board of Directors. In accordance with such procedures, the Advisor may use broker quotes or, if the broker quotes are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor. In determining fair value, the valuation committee takes into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security.
     It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of adoption of SFAS No. 157 on its financial statements.

b) Unregistered Securities - Four of the Funds own certain investment securities which are unregistered and thus restricted with respect to resale. These securities are valued by the Advisor after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The value of such securities for the Baird Intermediate Bond, Baird Aggregate Bond, Baird Core Plus Bond and Baird Short-Term Bond Funds were $18,316,333 (5.58% of net assets), $12,038,318 (3.57% of net assets), $2,221,848 (4.29% of net assets) and $6,348,957 (4.27% of net assets), respectively, at December 31, 2006. Restricted securities may be deemed to be liquid as determined by the Advisor based on several factors. These securities consist of securities issued pursuant to Rule 144A under the Securities Act of 1933.

c) Foreign Securities - The Funds may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include currency rate fluctuations, political and economic instability and differences in financial reporting standards and less strict regulation of securities markets. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund's securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.

d) Federal Income Taxes - The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. A tax position that meets the more-likely-than-not threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Funds' financial statements.

e) Allocation of Income and Expenses - Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares. Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets. Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets.

f) Distributions to Shareholders - Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

g) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

i) Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be remote.

3.   CAPITAL SHARE TRANSACTIONS

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

BAIRD INTERMEDIATE BOND FUND

                                          Year Ended                                                             Year Ended
                                       December 31, 2006                                                     December 31, 2006
                                  --------------------------                                              ------------------------
INSTITUTIONAL CLASS SHARES         Amount            Shares            INVESTOR CLASS SHARES               Amount          Shares
                                  --------          --------                                              --------        --------
Shares sold                      $111,623,242      10,666,486          Shares sold                      $    81,500          7,531
Shares issued through                                                  Shares issued through
  reinvestment of dividends        11,873,363       1,136,626            reinvestment of dividends           59,100          5,495
Shares redeemed                   (28,370,722)     (2,710,776)         Shares redeemed                   (1,744,715)      (162,273)
                                 ------------      ----------                                           -----------       --------
Net Increase                     $ 95,125,883       9,092,336          Net Decrease                     $(1,604,115)      (149,247)
                                 ------------                                                           -----------
                                 ------------                                                           -----------
Shares Outstanding:                                                    Shares Outstanding:
     Beginning of period                           21,970,265               Beginning of period                            260,531
                                                   ----------                                                             --------
     End of period                                 31,062,601               End of period                                  111,284
                                                   ----------                                                             --------
                                                   ----------                                                             --------

                                          Year Ended                                                             Year Ended
                                       December 31, 2005                                                     December 31, 2005
                                  --------------------------                                              ------------------------
INSTITUTIONAL CLASS SHARES         Amount            Shares            INVESTOR CLASS SHARES               Amount          Shares
                                  --------          --------                                              --------        --------
Shares sold                      $ 71,323,424       6,670,157          Shares sold                      $   327,577         29,867
Shares issued through                                                  Shares issued through
  reinvestment of dividends         8,583,507         804,972            reinvestment of dividends           97,080          8,844
Shares redeemed                   (34,120,091)     (3,198,827)         Shares redeemed                     (534,264)       (48,785)
                                 ------------      ----------                                           -----------       --------
Net Increase                     $ 45,786,840       4,276,302          Net Decrease                     $  (109,607)       (10,074)
                                 ------------                                                           -----------
                                 ------------                                                           -----------
Shares Outstanding:                                                    Shares Outstanding:
     Beginning of period                           17,693,963               Beginning of period                            270,605
                                                   ----------                                                             --------
     End of period                                 21,970,265               End of period                                  260,531
                                                   ----------                                                             --------
                                                   ----------                                                             --------

BAIRD AGGREGATE BOND FUND

                                          Year Ended                                                             Year Ended
                                       December 31, 2006                                                     December 31, 2006
                                  --------------------------                                              ------------------------
INSTITUTIONAL CLASS SHARES         Amount            Shares            INVESTOR CLASS SHARES               Amount          Shares
                                  --------          --------                                              --------        --------
Shares sold                      $154,503,654      14,798,845          Shares sold                        $ 983,015         91,604
Shares issued through                                                  Shares issued through
  reinvestment of dividends        11,883,604       1,141,334            reinvestment of dividends           55,410          5,207
Shares redeemed                   (58,350,968)     (5,615,794)         Shares redeemed                     (471,602)       (44,506)
                                 ------------      ----------                                             ---------        -------
Net Increase                     $108,036,290      10,324,385          Net Increase                       $ 566,823         52,305
                                 ------------                                                             ---------
                                 ------------                                                             ---------
Shares Outstanding:                                                    Shares Outstanding:
     Beginning of period                           21,554,417               Beginning of period                            119,948
                                                   ----------                                                              -------
     End of period                                 31,878,802               End of period                                  172,253
                                                   ----------                                                              -------
                                                   ----------                                                              -------

                                          Year Ended                                                             Year Ended
                                       December 31, 2005                                                     December 31, 2005
                                  --------------------------                                              ------------------------
INSTITUTIONAL CLASS SHARES         Amount            Shares            INVESTOR CLASS SHARES               Amount          Shares
                                  --------          --------                                              --------        --------
Shares sold                      $119,199,176      11,216,865          Shares sold                        $ 787,288         72,544
Shares issued through                                                  Shares issued through
  reinvestment of dividends         6,483,075         609,270            reinvestment of dividends           37,104          3,418
Shares redeemed                   (10,800,456)     (1,013,347)         Shares redeemed                     (228,296)       (20,735)
                                 ------------      ----------                                             ---------        -------
Net Increase                     $114,881,795      10,812,788          Net Increase                       $ 596,096         55,227
                                 ------------                                                             ---------
                                 ------------                                                             ---------
Shares Outstanding:                                                    Shares Outstanding:
     Beginning of period                           10,741,629               Beginning of period                             64,721
                                                   ----------                                                              -------
     End of period                                 21,554,417               End of period                                  119,948
                                                   ----------                                                              -------
                                                   ----------                                                              -------

BAIRD INTERMEDIATE MUNICIPAL BOND FUND

                                          Year Ended                                                             Year Ended
                                       December 31, 2006                                                     December 31, 2006
                                  --------------------------                                              ------------------------
INSTITUTIONAL CLASS SHARES         Amount            Shares            INVESTOR CLASS SHARES               Amount          Shares
                                  --------          --------                                              --------        --------
Shares sold                      $ 36,579,100       3,475,609          Shares sold                          $93,068          8,603
Shares issued through                                                  Shares issued through
  reinvestment of dividends         2,016,861         191,986            reinvestment of dividends           25,191          2,354
Shares redeemed                   (27,462,382)     (2,611,483)         Shares redeemed                   (1,062,648)       (98,994)
                                 ------------      ----------                                            ----------        -------
Net Increase                     $ 11,133,579       1,056,112          Net Decrease                       $(944,389)       (88,037)
                                 ------------                                                            ----------
                                 ------------                                                            ----------
Shares Outstanding:                                                    Shares Outstanding:
     Beginning of period                            5,095,975               Beginning of period                            138,700
                                                   ----------                                                              -------
     End of period                                  6,152,087               End of period                                   50,663
                                                   ----------                                                              -------
                                                   ----------                                                              -------

                                          Year Ended                                                             Year Ended
                                       December 31, 2005                                                     December 31, 2005
                                  --------------------------                                              ------------------------
INSTITUTIONAL CLASS SHARES         Amount            Shares            INVESTOR CLASS SHARES               Amount          Shares
                                  --------          --------                                              --------        --------
Shares sold                      $ 28,720,646       2,699,678          Shares sold                      $ 1,140,700        104,296
Shares issued through                                                  Shares issued through
  reinvestment of dividends         1,391,125         130,582           reinvestment of dividends            49,411          4,548
Shares redeemed                   (12,175,572)     (1,147,777)         Shares redeemed                   (4,231,391)      (389,626)
                                 ------------      ----------                                           -----------       --------
Net Increase                     $ 17,936,199       1,682,483          Net Decrease                     $(3,041,280)      (280,782)
                                 ------------                                                           -----------
                                 ------------                                                           -----------
Shares Outstanding:                                                    Shares Outstanding:
     Beginning of period                            3,413,492               Beginning of period                            419,482
                                                   ----------                                                             --------
     End of period                                  5,095,975               End of period                                  138,700
                                                   ----------                                                             --------
                                                   ----------                                                             --------

BAIRD CORE PLUS BOND FUND

                                          Year Ended                                                             Year Ended
                                       December 31, 2006                                                     December 31, 2006
                                  --------------------------                                              ------------------------
INSTITUTIONAL CLASS SHARES         Amount            Shares            INVESTOR CLASS SHARES               Amount          Shares
                                  --------          --------                                              --------        --------
Shares sold                      $ 35,649,048       3,548,621          Shares sold                        $  82,802          8,089
Shares issued through                                                  Shares issued through
  reinvestment of dividends         1,416,531         141,751            reinvestment of dividends           13,305          1,301
Shares redeemed                   (18,051,110)     (1,814,933)         Shares redeemed                     (260,389)       (25,330)
Other capital                                                          Other capital
  contributions(1)<F66>                    71              --            contributions(1)<F66>                    0(2)<F67>     --
                                 ------------      ----------                                             ----------       -------
Net Increase                     $ 19,014,540       1,875,439          Net Decrease                       $(164,282)       (15,940)
                                 ------------                                                             ---------
                                 ------------                                                             ---------
Shares Outstanding:                                                    Shares Outstanding:
     Beginning of period                            3,199,736               Beginning of period                             43,664
                                                   ----------                                                              -------
     End of period                                  5,075,175               End of period                                   27,724
                                                   ----------                                                              -------
                                                   ----------                                                              -------

                                          Year Ended                                                             Year Ended
                                       December 31, 2005                                                     December 31, 2005
                                  --------------------------                                              ------------------------
INSTITUTIONAL CLASS SHARES         Amount            Shares            INVESTOR CLASS SHARES               Amount          Shares
                                  --------          --------                                              --------        --------
Shares sold                      $  3,826,490         370,555          Shares sold                        $ 388,900         36,683
Shares issued through                                                  Shares issued through
  reinvestment of dividends           923,131          90,264            reinvestment of dividends           13,342          1,281
Shares redeemed                    (4,036,994)       (391,795)         Shares redeemed                      (63,734)        (6,148)
                                 ------------      ----------                                             ---------        -------
Net Increase                     $    712,627          69,024          Net Increase                       $ 338,508         31,816
                                 ------------                                                             ---------
                                 ------------                                                             ---------
Shares Outstanding:                                                    Shares Outstanding:
     Beginning of period                            3,130,712               Beginning of period                             11,848
                                                   ----------                                                              -------
     End of period                                  3,199,736               End of period                                   43,664
                                                   ----------                                                              -------
                                                   ----------                                                              -------

(1)<F66>  Reimbursement for NAV Break.
(2)<F67>  Amount is less than $1.

BAIRD SHORT-TERM BOND FUND

                                          Year Ended                                                             Year Ended
                                       December 31, 2006                                                     December 31, 2005
                                  --------------------------                                              ------------------------
INSTITUTIONAL CLASS SHARES         Amount            Shares            INSTITUTIONAL CLASS SHARES          Amount          Shares
                                  --------          --------                                              --------        --------
Shares sold                      $ 79,434,155       8,124,186          Shares sold                      $81,066,185      8,221,158
Shares issued through                                                  Shares issued through
  reinvestment of dividends         5,464,609         559,203            reinvestment of dividends        2,142,819        217,900
Shares redeemed                   (33,715,361)     (3,449,049)         Shares redeemed                  (17,200,778)    (1,746,644)
                                 ------------      ----------                                           -----------     ----------
Net Increase                     $ 51,183,403       5,234,340          Net Increase                     $66,008,226      6,692,414
                                 ------------                                                           -----------
                                 ------------                                                           -----------
Shares Outstanding:                                                    Shares Outstanding:
     Beginning of period                            9,912,823               Beginning of period                          3,220,409
                                                   ----------                                                           ----------
     End of period                                 15,147,163          End of period                                     9,912,823
                                                   ----------                                                           ----------
                                                   ----------                                                           ----------

4.   INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

During the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                 Baird
                              Baird            Baird         Intermediate         Baird               Baird
                          Intermediate       Aggregate         Municipal        Core Plus           Short-Term
                            Bond Fund        Bond Fund         Bond Fund        Bond Fund           Bond Fund
                          ------------       ---------       ------------       ---------           ----------
Purchases:
   U.S. Government        $ 87,000,294      $ 74,680,835      $        --      $15,625,591         $38,723,534
   Other                  $116,557,214      $158,433,057      $27,938,064      $21,647,888         $54,242,291
Sales:
   U.S. Government        $ 53,314,823      $ 86,202,753      $        --      $ 9,451,326         $27,452,764
   Other                  $ 65,062,154      $ 44,046,798      $16,156,518      $ 9,859,979         $19,692,610

At December 31, 2006, gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal tax purposes were as follows:

                                                                                INTERMEDIATE
                                             INTERMEDIATE       AGGREGATE         MUNICIPAL        CORE PLUS        SHORT-TERM
                                               BOND FUND        BOND FUND         BOND FUND        BOND FUND         BOND FUND
                                             ------------       ---------       ------------       ---------        ----------
Cost of Investments                          $352,890,822      $355,290,950      $64,184,619       $55,485,672     $162,277,229
                                             ------------      ------------      -----------       -----------     ------------
                                             ------------      ------------      -----------       -----------     ------------
Gross unrealized appreciation                $  2,414,197      $  3,195,824      $   612,696       $   733,192     $    282,887
Gross unrealized depreciation                  (3,173,709)       (3,304,445)        (495,225)         (614,191)        (769,628)
                                             ------------      ------------      -----------       -----------     ------------
Net unrealized appreciation/depreciation     $   (759,512)     $   (108,621)     $   117,471       $   119,001     $   (486,741)
                                             ------------      ------------      -----------       -----------     ------------
                                             ------------      ------------      -----------       -----------     ------------
Undistributed ordinary income                $    207,297      $    177,153      $     9,471       $    33,503     $     78,385
Undistributed long-term capital gain                   --                --               --                --               --
                                             ------------      ------------      -----------       -----------     ------------
Total distributable earnings                 $    207,297      $    177,153      $     9,471       $    33,503     $     78,385
                                             ------------      ------------      -----------       -----------     ------------
                                             ------------      ------------      -----------       -----------     ------------
Other accumulated gains (losses)             $ (3,136,565)     $ (1,020,356)     $  (336,718)      $  (111,190)    $   (356,847)
                                             ------------      ------------      -----------       -----------     ------------
Total accumulated earnings (losses)          $ (3,688,780)     $   (951,824)     $  (209,776)      $    41,314     $   (765,203)
                                             ------------      ------------      -----------       -----------     ------------
                                             ------------      ------------      -----------       -----------     ------------

On the Statements of Asset and Liabilities, the following adjustments were made for permanent tax adjustments:

                                              UNDISTRIBUTED NET              ACCUMULATED NET              PAID IN
                                           INVESTMENT INCOME (LOSS)        REALIZED GAIN (LOSS)           CAPITAL
                                           ------------------------        --------------------           -------
Baird Intermediate Bond Fund                       $78,450                      $(78,450)                      --
Baird Aggregate Bond Fund                          $65,084                      $(65,084)                      --
Baird Intermediate Municipal Bond Fund                  --                      $(38,217)                 $38,217
Baird Core Plus Bond Fund                          $17,189                      $(17,189)                      --
Baird Short-Term Bond Fund                        $(54,150)                      $54,150                       --

The permanent differences primarily relate to reclasses from paydown gains and losses from asset backed securities.

The tax components of dividends paid during the periods ended December 31, 2006 and December 31, 2005 were:

                                                          2006                                    2005
                                           ---------------------------------       ---------------------------------
                                              ORDINARY           LONG-TERM            ORDINARY           LONG-TERM
                                               INCOME          CAPITAL GAINS           INCOME          CAPITAL GAINS
                                           DISTRIBUTIONS       DISTRIBUTIONS       DISTRIBUTIONS       DISTRIBUTIONS
                                           -------------       -------------       -------------       -------------
Baird Intermediate Bond Fund                $13,585,132          $       --          $9,582,892          $       --
Baird Aggregate Bond Fund                   $13,167,714          $  121,173          $7,047,543          $  150,599
Baird Intermediate Municipal Bond Fund      $        --          $       --          $       --          $       --
Baird Core Plus Bond Fund                   $ 1,742,409          $       --          $1,707,672          $   21,671
Baird Short-Term Bond Fund                  $ 5,563,493          $       --          $2,308,315          $       --

For the periods ended December 31, 2006 and December 31, 2005, distributions of $2,571,346 and $1,742,374, respectively, from the Baird Intermediate Municipal Bond Fund were tax-exempt.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Baird Intermediate Bond, Baird Aggregate Bond Fund, Baird Intermediate Municipal Bond, Baird Core Plus Bond Fund and Baird Short-Term Bond Funds elected to defer capital losses occurring between November 1, 2006 and December 31, 2006 in the amount of $6,343, $73,662, $94,149, $72,252 and $40,321, respectively.

At December 31, 2006, the Baird Intermediate Bond, Baird Aggregate Bond, Baird Intermediate Municipal Bond, Baird Core Plus Bond and Baird Short-Term Bond Funds had accumulated net realized capital loss carryovers of $3,130,445, $945,859, $242,569, $38,938 and $316,526, respectively. With respect to Baird
Intermediate Bond Fund, $485,569 of the capital loss carryovers expire in 2012, $938,114 expire in 2013 and $1,706,762 expire in 2014. With respect to Baird Aggregate Bond Fund, $945,859 of the capital loss carryovers expire in 2014. With respect to Baird Intermediate Municipal Bond Fund, $6,626 of the capital loss carryovers expire in 2012, $184,660 expire in 2013 and $51,283 expire in 2014. With respect to Baird Core Plus Fund, $5,975 of the capital loss carryovers expire in 2013 and $32,963 expire in 2014. With respect to Baird Short-Term Bond Fund, $8,150 of the capital loss carryovers expire in 2012, $59,190 expire in 2013 and $249,186 expire in 2014. To the extent these Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers.

5.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for the Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Core Plus Bond Fund and Baird Short-Term Bond Fund as applied to the respective Fund's average daily net assets. Certain officers of the Advisor are also officers of the Funds.

The Funds have entered into an Administration Agreement with Baird. Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees and fees under the 12b-1 plan. Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for the Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Core Plus Bond Fund and Baird Short-Term Bond Fund as applied to the respective Fund's average daily net assets.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Baird (the "Distributor") is the distributor of the Funds pursuant to a distribution agreement.

6.   SECURITIES LENDING

Each Fund may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by U.S. Bancorp Asset Management, an affiliate of the Funds' custodian, transfer agent and administrator. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security, length of the loan and credit standing of the borrower. Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Each Fund has the right under the terms of the securities lending agreement to recover the securities from the borrower on demand.

As of December 31, 2006, the Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund and Baird Short-Term Bond Fund had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the custodian with the approval of the Advisor. Although the cash collateral is generally invested in readily marketable, high quality, short-term obligations, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although this risk is mitigated by the collateral and by contract with the securities lending agent.

As of December 31, 2006, the market value of the securities on loan and payable on collateral due to broker were as follows:

                                   MARKET VALUE OF       PAYABLE ON COLLATERAL
                                 SECURITIES ON LOAN          DUE TO BROKER
                                 ------------------      ---------------------
Baird Intermediate Bond Fund         $84,842,993              $87,414,866
Baird Aggregate Bond Fund             43,828,777               45,053,190
Baird Core Plus Bond Fund             10,746,184               11,037,325
Baird Short-Term Bond Fund            41,834,076               42,992,134

Individual reinvested cash collateral jointly pooled with collateral received by other Baird Funds as of December 31, 2006 is as follows:

                                     INTERMEDIATE     AGGREGATE        CORE PLUS      SHORT-TERM         OTHER
                                      BOND FUND       BOND FUND        BOND FUND       BOND FUND      BAIRD FUNDS        TOTAL
                                     ------------     ---------        ---------      ----------      -----------        -----
Morgan Stanley
Repurchase Agreement(1)<F68>         $32,012,274      $16,498,967     $ 4,041,987     $15,744,187     $17,702,585     $ 86,000,000

Lehman Brothers
Repurchase Agreement(2)<F69>          14,889,430        7,673,938       1,879,993       7,322,878       8,233,761       40,000,000

CS First Boston
Repurchase Agreement(3)<F70>           4,466,829        2,302,181         563,999       2,196,863       2,470,128       12,000,000

Rams Funding LLC Discount
Commercial Paper                       4,466,829        2,302,181         563,999       2,196,863       2,470,128       12,000,000

CS First Boston
Repurchase Agreement(4)<F71>           4,094,593        2,110,333         516,999       2,013,791       2,264,284       11,000,000

Thornburg Mortgage Capital
Discount Commercial Paper              4,094,593        2,110,333         516,998       2,013,791       2,264,285       11,000,000

Antalis Fund                           3,722,357        1,918,485         469,999       1,830,719       2,058,440       10,000,000

CS First Boston
Repurchase Agreement(5)<F72>           3,722,357        1,918,485         470,000       1,830,719       2,058,439       10,000,000

Jupiter Sect.                          3,722,357        1,918,485         470,000       1,830,718       2,058,440       10,000,000

Lakeside Funding LLC Interest
Bearing Commercial Paper               3,722,357        1,918,485         469,999       1,830,719       2,058,440       10,000,000

Concord Minutemen Capital
Company Interest Bearing
Commercial Paper                       2,605,650        1,342,939         328,998       1,281,504       1,440,909        7,000,000

Stratford                              2,233,414        1,151,091         281,999       1,098,432       1,235,064        6,000,000

Leguna Interest Bearing
Commercial Paper                       1,861,179          959,242         234,999         915,360       1,029,220        5,000,000

Concord Minutemen Capital
Company Interest Bearing
Commercial Paper                       1,488,943          767,394         187,999         732,288         823,376        4,000,000

Federated Prime
Obligations Fund                         311,694          160,646          39,356         153,297         172,366          837,359

Merrill Lynch Premier
Institutional Fund                            10                5               1               5               6               27
                                     -----------      -----------     -----------     -----------     -----------     ------------
                                     $87,414,866      $45,053,190     $11,037,325     $42,992,134     $48,339,871     $234,837,386
                                     -----------      -----------     -----------     -----------     -----------     ------------
                                     -----------      -----------     -----------     -----------     -----------     ------------

(1)<F68>  (Dated 12/29/06), 5.40%, Due 01/02/07 (Repurchase Proceeds
          $86,038,700), (Collateralized by Mortgage Backed Securities)
(2)<F69>  (Dated 12/29/06), 5.3925%, Due 01/02/07 (Repurchase Proceeds
          $40,023,967), (Collateralized by Corporate Bonds)
(3)<F70>  (Dated 12/29/06), 5.325%, Due 01/02/07 (Repurchase Proceeds
          $12,007,093), (Collateralized by Mortgage Backed Securities)
(4)<F71>  (Dated 12/29/06), 5.32%, Due 01/02/07 (Repurchase Proceeds
          $11,006,502), (Collateralized by Agency Mortgage Backed Securities)
(5)<F72>  (Dated 12/29/06), 5.3625%, Due 01/02/07 (Repurchase Proceeds
          $10,005,958), (Collateralized by Mortgage Backed Securities)

7.   LINE OF CREDIT

On May 24, 2006, Baird Funds, Inc. entered into an uncommitted, senior secured line of credit ("LOC") with U.S. Bank, N.A. to provide the Funds a temporary liquidity source to meet unanticipated redemptions. Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds' agreement with the Bank. The Bank charges interest at the Bank's Prime Rate less 1%. During the period May 24, 2006 through December 31, 2006, the Baird Bond Funds did not draw upon the line of credit.

8.   DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

The Funds have adopted a distribution and shareholder service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds' Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.25% of the average daily net assets of the Funds' Investor Class Shares. The Baird Intermediate Bond, Baird Aggregate Bond, Baird Intermediate Municipal Bond and Baird Core Plus Bond Funds incurred $4,508, $3,239, $2,685 and $790, respectively, in fees pursuant to the Plan during the year ending December 31, 2006.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Baird Funds, Inc:

We have audited the accompanying statements of assets and liabilities of Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Core Plus Bond Fund and Baird Short-Term Bond Fund (five of the portfolios constituting Baird Funds, Inc., hereafter referred to as the "Funds"), including the schedules of investments as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 22, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds were not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Baird Funds, Inc. as of December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             /s/ Grant Thornton LLP

Chicago, Illinois
February 19, 2007

BAIRD FUNDS, INC.

DIRECTORS & OFFICERS AS OF DECEMBER 31, 2006

                                                                                                     Number of
                                                                                                     Portfolios   Other
                         Position(s)    Term of Office   Principal                                   in Complex   Directorships
                         Held with      and Length of    Occupation(s)                               Overseen     Held
Name, Address, and Age   the Funds      Time Served      During Past 5 Years                         by Director  by Director
-----------------------  -----------    --------------   -------------------                         -----------  -------------

G. Frederick             Director       Indefinite;      Retired; Chairman, the Advisor (January         8        Director of
  Kasten, Jr. *<F73>     And            Since September  2000-December 2005); Chairman & CEO, the                 Regal-Beloit
777 East                 Chairman       2000             Advisor (January 1998-January 2000);                     Corporation,
  Wisconsin Avenue                                       President, Chairman and CEO, the Advisor                 a manufacturing
Milwaukee, WI  53202                                     (June 1983-January 1998); President, the                 company
Age:  67                                                 Advisor (January 1979-January 1983)

John W. Feldt            Independent    Indefinite;      Retired; Senior Vice President-Finance,         8        Director of
University of            Director       Since September  University of Wisconsin Foundation                       Thompson
  Wisconsin Foundation                  2000             (1985-2006); Vice President-Finance,                     Plumb Funds,
1848 University Avenue                                   University of Wisconsin Foundation                       Inc., a mutual
Madison, WI  53705                                       (1980-1985); Associate Director, University              fund complex
Age:  64                                                 of Wisconsin Foundation (1967-1980)                      of which Mr.
                                                                                                                  Feldt oversees
                                                                                                                  2 portfolios;
                                                                                                                  Director of
                                                                                                                  Nakoma Mutual
                                                                                                                  Funds, a mutual
                                                                                                                  fund complex of
                                                                                                                  which Mr. Feldt
                                                                                                                  oversees 1
                                                                                                                  portfolio

George C. Kaiser         Independent    Indefinite;      CEO, George Kaiser & Co., a business            8        None
759 N. Milwaukee Street  Director       Since September  consulting company, since 1999; Chairman
Milwaukee, WI  53202                    2000             and CEO, Hanger Tight Company, a
Age:  73                                                 manufacturing company (1988-1999);
                                                         Chairman and CEO, Interstore Transfer
                                                         Systems, Ltd., a manufacturing company
                                                         (1992-1999); Chairman, International
                                                         Retail Services Group, Ltd. (1995-1999);
                                                         Executive Vice President, Arandell Schmidt
                                                         Co., a catalog printer company (1984-1987);
                                                         various positions Arthur Andersen & Co.
                                                         (1957-1964, 1967-1984), most recently serving
                                                         as Partner (1969-1984); Secretary of
                                                         Administration, State of Wisconsin (1965-1967)

Frederick P.             Independent    Indefinite;      Retired; Chairman Emeritus, Briggs &            8        Director of
  Stratton, Jr.          Director       Since May        Stratton Corporation, a manufacturing                    Midwest Air
10134 N. Port Washington                2004             company, since 2003; Chairman of the Board,              Group, Inc., an
  Road, #2B                                              Briggs & Stratton Corporation (2001-2002);               airline company;
Mequon, WI  53092                                        Chairman and CEO, Briggs & Stratton                      Weyco Group,
Age:  67                                                 Corporation (1986-2001)                                  Inc., a men's
                                                                                                                  footwear
                                                                                                                  distributor;
                                                                                                                  Wisconsin
                                                                                                                  Energy
                                                                                                                  Corporation and
                                                                                                                  its subsidiaries
                                                                                                                  Wisconsin
                                                                                                                  Electric Power
                                                                                                                  Company and
                                                                                                                  Wisconsin Gas
                                                                                                                  LLC

*<F73> Mr. Kasten is an "interested person" of the Corporation (as defined in the 1940 Act) because of his ownership of stock of the Advisor.

                                                                                                     Number of
                                                                                                     Portfolios   Other
                         Position(s)    Term of Office   Principal                                   in Complex   Directorships
                         Held with      and Length of    Occupation(s)                               Overseen     Held
Name, Address, and Age   the Funds      Time Served      During Past 5 Years                         by Director  by Director
-----------------------  -----------    --------------   -------------------                         -----------  -------------
Mary Ellen Stanek        President      Re-elected by    Managing Director, the Advisor, and Chief       N/A      N/A
777 East                                Board annually;  Investment Officer, Baird Advisors, a
  Wisconsin Avenue                      Since September  department of the Advisor, since March 2000;
Milwaukee, WI  53202                    2000             President and CEO, Firstar Investment
Age:  50                                                 Research & Management Company, LLC
                                                         ("FIRMCO") (November 1998-February 2000);
                                                         President, Firstar Funds, Inc. (December
                                                         1998-February 2000); President and Chief
                                                         Operating Officer, FIRMCO (March 1994-
                                                         November 1998)

J. Bary Morgan           Senior Vice    Re-elected by    Chief Investment Officer, Baird                 N/A      N/A
777 East                 President      Board annually;  Investment Management, a department
  Wisconsin Avenue                      Since February   of the Advisor, since January 2004; Managing
Milwaukee, WI 53202                     2003             Director, the Advisor, since January 2001;
Age: 41                                                  Director, Baird Investment Management
                                                         (January 2001-January 2004); Senior
                                                         Vice President, the Advisor (January
                                                         2000-January 2001); First Vice President,
                                                         the Advisor (January 1996-January 2000)

Todd S. Nichol           Vice           Re-elected by    Chief Compliance Officer, the Advisor           N/A      N/A
777 East                 President and  Board annually;  since October 2004; Assistant Compliance
  Wisconsin Avenue       Chief          Since August     Director, the Advisor since August 2002;
Milwaukee, WI 53202      Compliance     2004             Senior Vice President, the Advisor since
Age: 44                  Officer                         January 2005; First Vice President, the
                                                         Advisor (January 2004-January 2005):
                                                         Vice President, the Advisor (August
                                                         2002-January 2004); Vice President-Risk
                                                         Management, BNY Clearing Services, LLC,
                                                         a division of The Bank of New York
                                                         (August 1995-August 2002)

Russell P. Schwei        Vice           Re-elected by    Operations Director, the Advisor since          N/A      N/A
777 East                 President      Board annually;  July 1992; Managing Director, the
  Wisconsin Avenue                      Since September  Advisor since January 1997; Chief Financial
Milwaukee, WI 53202                     2000             Officer and Managing Director, the Advisor
Age: 47                                                  (February 1999-December 1999).

Leonard M. Rush          Treasurer      Re-elected by    Chief Financial Officer, the Advisor            N/A      N/A
777 East                                Board annually;  since January 2000
  Wisconsin Avenue                      Since September
Milwaukee, WI 53202                     2000
Age: 60

Charles M. Weber         Secretary      Re-elected by    Senior Vice President and Associate             N/A      N/A
777 East                                Board annually;  General Counsel, the Advisor since
   Wisconsin Avenue                     Since August     July 2005; Partner, Quarles & Brady
Milwaukee, WI 53202                     2005             LLP, a law firm (October 1998-June 2005)
Age: 43

Robert A. Johnson        AML Officer    Re-elected by    Compliance Officer, the Advisor since           N/A      N/A
777 East                                Board annually;  1998, and AML Compliance Officer,
  Wisconsin Avenue                      Since August     the Advisor since January 2004
Milwaukee, WI 53202                     2004
Age: 43

Bret T. Reese            Assistant      Re-elected by    Vice President and Staff Attorney, the          N/A      N/A
777 East                 Secretary      Board annually;  Advisor since 2005; Senior Financial
  Wisconsin Avenue                      Since August     Analyst, the Advisor (August 2001-June
Milwaukee, WI 53202                     2006             2004); Financial Analyst, Stark & Roth,
Age: 37                                                  Inc., a hedge fund (June 2001-August 2001)

Additional information about the Funds' directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD.

BAIRD FUNDS, INC.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR THE BAIRD BOND FUNDS

The Board of Directors (the "Board") of Baird Funds, Inc. (the "Corporation") met on August 1, 2006 to consider the annual renewal of the Investment Advisory Agreement with Robert W. Baird & Co. Incorporated ("Baird" or the "Advisor") for the management of the Baird Intermediate Bond, Aggregate Bond, Intermediate Municipal Bond, Core Plus Bond and Short-Term Bond Funds (the "Funds"). The Board reviewed and discussed numerous documents that had been provided prior to the meeting, including the Investment Advisory Agreement, memoranda prepared by outside legal counsel and the Secretary of the Funds discussing in detail the Board's fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information about the Advisor (including its Form ADV, Annual Report and statement of financial condition), comparative information about the Funds' performance for periods ended June 30, 2006, management fees and expense ratios, and other pertinent information. The Directors who are not "interested persons" of the Corporation or the Advisor ("Independent Directors"), within the meaning of the Investment Company Act of 1940 (the "1940 Act"), met separately in executive session with counsel to consider the Investment Advisory Agreement. The Board also received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information. Based on its evaluation of information provided by the Advisor, in conjunction with the Funds' other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS
------------------------------------------------------------

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds. The Board reviewed and considered the Advisor's significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures. The Board noted the Advisor's overall reputation and positive name recognition, the depth of the Advisor's personnel, resources and commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds' investments. The Board considered the Advisor's disciplined investment decision-making process used for the Funds. The Board also considered other services that the Advisor provided for the Funds in its capacity as their investment advisor, such as providing some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Fund's investment policies and restrictions, providing support services to the Board and the Audit Committee of the Board and overseeing the Funds' other service providers. In addition, the Board considered that the Advisor provides administrative services to each Fund at an annual rate of 0.05% of the Fund's average daily net assets, and is responsible for paying each Fund's custody, transfer agency, accounting, pricing, auditing, legal and director fees and other ordinary expenses (except for advisory and 12b-1 fees), which has the effect of capping the Funds' expense ratios at 0.55% and 0.30% for Investor and Institutional Class shares, respectively. The Board further noted that the Advisor, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of shares of the Funds and spends time and effort marketing the Funds. The Board also considered the strength of the Advisor's compliance department, including the Funds' chief compliance officer, and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched. The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the Investment Advisory Agreement.

INVESTMENT PERFORMANCE OF THE ADVISOR AND THE FUNDS
---------------------------------------------------

In considering the investment performance of each Fund, the Board reviewed information as of June 30, 2006 regarding the Fund's performance in comparison to its benchmark index and its peer groups as determined by Lipper. With respect to each Fund's performance relative to its benchmark index, the Board noted that the Baird Intermediate Bond Fund (both Institutional and Investor Class shares) had outperformed the Lehman Brothers Intermediate Government/Credit Index for the one-year, three-year and since inception periods ended June 30, 2006, but slightly trailed the benchmark for the five-year period ended June 30, 2006; the Baird Aggregate Bond Fund (both Institutional and Investor Class shares) had outperformed the Lehman Brothers Aggregate Bond Index for the one-year, three-year, five-year and since inception periods ended June 30, 2006; the Baird Core Plus Bond Fund (both Institutional and Investor Classes) had outperformed the Lehman Brothers U.S. Universal Bond Index for the three-year, five-year and since inception periods ending June 30, 2006, but slightly trailed the benchmark for the one-year period ended June 30, 2006; and the Short-Term Bond Fund had outperformed the Lehman Brothers 1-3 Year Government/Credit Bond Index for the one-year and since inception (8/31/04) periods ended June 30, 2006. The Board also noted that, while the performance of the Baird Intermediate Municipal Bond Fund was comparable but lower than the Lehman Brothers 7-Year General Obligation Bond Index for each of the one-year, three-year and five-year periods ended June 30, 2006, the Institutional Class of that Fund had outperformed the Index for the period from the inception of the Fund (3/31/01) through June 30, 2006. The Board recognized that the Advisor had recommended a change in the Index from the Lehman Brothers 10-Year General Obligation Bond Index at the end of the last fiscal year to better reflect the historical and intended duration to which the Fund was managed. The Board noted that the Fund had underperformed the 10-year Index for each of the periods ended June 30, 2006 as would be expected under the market conditions incurred during those periods. The Board recognized the Advisor's continued communication with respect to the investment strategy of the Fund and noted that the Fund was deliberately managed with measurably less interest rate and credit risk than the 10-year benchmark index and significantly less credit risk than the 7-year benchmark.

The Board also reviewed information regarding the performance of each Fund relative to other mutual funds with a similar investment objective as determined by Lipper. The Board observed that the performance of the Institutional and Investor Class shares of the Baird Intermediate Bond Fund over the one-year, three-year and since inception periods ended June 30, 2006 and the performance of the Institutional Class for the five-year period ending June 30, 2006 were better than the Lipper Intermediate Investment Grade Debt Funds average; the performance of the Institutional and Investor Class shares of the Baird Aggregate Bond Fund over the one-year, three-year, five-year and since inception periods ended June 30, 2006 was better than the Lipper Intermediate Investment Grade Debt Funds average (in the top quartile for the three-year, five-year and since inception periods); the performance of the Institutional and Investor Class shares of the Baird Intermediate Municipal Bond Fund over the five-year and since inception periods ended June 30, 2006 was better than the Lipper Intermediate Municipal Debt Funds average (in the top quartile for the five-year and since inception periods); the performance of the Institutional and Investor Class shares of the Baird Core Plus Bond Fund over the one-year, three-year, five-year and since inception periods ended June 30, 2006 was better than the Lipper Intermediate Investment Grade Debt Funds average (in the top quartile for all periods); and the performance of the Baird Short Term Bond Fund for the one-year and since inception periods ended June 30, 2006 was better than the Lipper Short-Term Investment Grade Debt Funds average.

The Board also considered the Advisor's quarterly portfolio commentaries and reviews explaining the Funds' performance, the Advisor's consistent and disciplined investment decision process and the investment strategies it employs for the Funds. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the Advisor's continued management.

COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISOR
--------------------------------------------------------------

The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Lipper. The Board noted that each Fund's investment management (or advisory) fee and total expense ratio (for both its Investor Class and Institutional Class shares) were significantly lower than the average and median advisory fees and expense ratios for all mutual funds in its Lipper category.

The Board also reviewed and considered investment management fees charged by the Advisor to other investment advisory clients and found that the fee paid by the Funds (0.25%) was less than the fee that the Advisor charges on the first $25 million (0.30%) of a separately managed account and the same as the fee that the Advisor charges on the next $25 million. The Board noted and discussed the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships. Those services included certain administrative services, oversight of the Fund's other service providers, director support, risk management, regulatory compliance and various other services.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and the profitability to the Advisor of having a relationship with the Funds. The Board noted the unique expense structure of the Funds whereby the Institutional Class shareholders were charged only a management fee and an administration fee and the Adviser incurred all of the other expenses on behalf of each Fund and that Investor Class shareholders incurred the same expenses as the Institutional Class shareholders plus a 0.25% 12b-1 fee. This structure means that the annual expense ratio for each Fund (as a percentage of average daily net assets) is 0.55% for Investor Class shares and 0.30% for Institutional Class shares. The Advisor informed the Board that the profits realized by the Advisor (as a percentage of revenue) from its relationship with the Funds were less than those realized by the Advisor on its investment advisory business as a whole, particularly since the 0.05% administration fee payable to the Advisor by each Fund was considerably less than the Fund's expenses that the Advisor is required to pay. The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate. The Board also reviewed and considered the general financial condition of the Advisor and determined it to be sound.

In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable with respect to the services provided and the performance of the Fund.

OTHER BENEFITS TO THE ADVISOR
-----------------------------

The Board noted that the Advisor does not have any soft dollar arrangements and does not realize any other tangible benefits in connection with its management of the Funds. The Board believed that the Funds generally benefit from their association with the Advisor and the use of the "Baird" name. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

ECONOMIES OF SCALE AND FEE LEVELS REFLECTING THOSE ECONOMIES
------------------------------------------------------------

The Board noted that the Funds' advisory fee structure does not contain any breakpoint reductions as the Funds grow in size. However, the Board recognized that the Advisor essentially bears all of the Funds' expenses other than management, 12b-1 and administration fees. The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.

After consideration of the above factors as well as other factors, the Board, including a majority of the Independent Directors, approved the renewal of the Investment Advisory Agreement with their Funds as being in the best interest of each Fund and its shareholders.

                             ADDITIONAL INFORMATION

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds' website at www.bairdfunds.com; and by accessing the SEC's website at www.sec.gov.

Each Fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds' website at www.bairdfunds.com; and by accessing the SEC's website at www.sec.gov. The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds' Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

BAIRD FUNDS, INC.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

BOARD OF DIRECTORS
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
George C. Kaiser
Frederick P. Stratton, Jr.

INVESTMENT ADVISOR AND DISTRIBUTOR
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton LLP
175 West Jackson Boulevard, 13th Floor
Chicago, IL 60604

(BAIRD LOGO)

ANNUAL REPORT - BAIRD FUNDS
December 31, 2006

Baird LargeCap Fund
Baird MidCap Fund
Baird SmallCap Fund

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
LETTER TO SHAREHOLDERS                                                      1

2006 ECONOMIC AND STOCK MARKET COMMENTARY                                   2

BAIRD LARGECAP FUND                                                         4

BAIRD MIDCAP FUND                                                          11

BAIRD SMALLCAP FUND                                                        18

ADDITIONAL INFORMATION ON FUND EXPENSES                                    25

STATEMENTS OF ASSETS AND LIABILITIES                                       27

STATEMENTS OF OPERATIONS                                                   28

STATEMENTS OF CHANGES IN NET ASSETS                                        29

FINANCIAL HIGHLIGHTS                                                       32

NOTES TO THE FINANCIAL STATEMENTS                                          38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                    48

DIRECTORS AND OFFICERS                                                     49

DISCLOSURE REGARDING THE BOARD OF DIRECTORS' APPROVAL
OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD EQUITY FUNDS                51

ADDITIONAL INFORMATION                                                     54

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

CAUTIONARY NOTE ON ANALYSES, OPINIONS AND OUTLOOKS:  In this report we offer
---------------------------------------------------
analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events. These can generally be identified as such because the context of the statements may include such words as "believe," "should," "will," "expects," "anticipates," "hopes" and words of similar effect. These statements reflect the portfolio managers' good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers' analyses, opinions and outlooks are or will prove to be inaccurate. It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds. Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

(BAIRD LOGO)

                               BAIRD FUNDS, INC.
                                 1-866-442-2473
                               www.bairdfunds.com
                               ------------------

                                                               February 27, 2007

Dear Shareholders,

Thank you for investing in the Baird Funds. We are pleased to report that the Funds reached a new milestone in 2006 with their combined net assets exceeding $1 billion. We appreciate the opportunity to help our investors share in the growth presented by the financial markets in 2006.

In this Annual Report we review the equities market in 2006 and the performance and composition of each of the Baird Equity Funds. We hope you find this report both informative and helpful in achieving your investment goals. We thank you for your support and look forward to helping you achieve your investment goals. Thank you again for choosing Baird Funds.

Sincerely,

/s/Mary Ellen Stanek

Mary Ellen Stanek, CFA
President
Baird Funds

2006 ECONOMIC AND STOCK MARKET COMMENTARY

The Dow Jones Industrial Average and the S&P 500 Index, the primary benchmarks used to assess the performance of the stock markets generally, posted strong total returns for 2006 of 19.05% and 15.79%, respectively. The S&P 500 reached a six-year high in November, though at year-end it remained roughly 100 points below its all-time record, set in early 2000. Much of the year's gain was realized in the second half, as oil prices fell from their mid-summer highs and the Federal Open Market Committee (Fed) declined to continue its regimen of interest rate increases.

During the first two quarters of the year, solid earnings and muted inflation warred with high oil prices and rising interest rates, producing marked volatility in the second quarter, and leaving the major indices with only small gains. This trend continued through mid-July, amid concerns over a slowing economy and renewed inflationary pressures. The Israeli/Hezbollah eruption added a new dimension to existing uncertainty bred by the escalating insurgency in Iraq and the nuclear ambitions of Iran and North Korea. The resultant spike in oil prices to nearly $80/barrel acted as a drag on the domestic economy, which showed signs of slowing. However, in the third quarter, the pullback of oil prices, combined with signals that the Fed had completed its cycle of raising short-term interest rates and suggestions that the housing market had bottomed, produced a quick recovery in investor sentiment and rising equity markets off the mid-July low. By September, speculation had already begun as to the timing of an interest rate reduction. Strong fourth quarter gains followed, with nearly half of the S&P 500's annual return for the year accruing between October and December, on the bolstered belief in a "soft landing" for the economy, treading the gap between inflation and recession.

One particular characteristic stood out in sharp relief against these changeable trends -- corporate earnings that exceeded expectations. Earnings were able to propel after-tax profits more than 24% higher from 4Q05 through 3Q06, producing a commensurate increase in corporate spending and hiring, and helping to fuel aggressive M&A activity, which exceeded that of the record-setting 2000.

Despite this broad market strength, overall performance was driven by pockets of strong performers. Specifically, riskier securities such as junk bonds and emerging markets' equities provided stellar returns as risk was well rewarded during the year. 2006 was also not kind to active managers. Lipper reports that fewer than 25% of managers were able to outperform their designated benchmark, with no more than 10% of value managers' returns exceeding those of their particular index.

In addition, 2006 marked the seventh consecutive year in which value stocks outperformed growth across all market capitalizations, a trend that may be flagging, if early signs are any indication. Following dramatic appreciation and outperformance during the 1990s, growth stocks began to underperform in 2000. Value stocks became quite attractive from a valuation perspective relative to growth issues, and powerful forces started to ignite value-oriented industries. The resurgence of global growth, particularly in India and China, and war in the Middle East drove commodity prices to new highs. While these cycles typically last only a few years, the current cycle's age has resulted in growth stock valuations that have become much more attractive relative to value stocks. This relationship may set the stage for growth to outperform again.

The cycle of value outperformance has also coincided closely with a run of small cap dominance over large cap, as measured by the Russell 1000(R) Index (large) and the Russell 2000(R) Index (small). Beginning in 1999, the Russell 2000(R) outperformed the Russell 1000(R) in seven of the last eight years. This recent small cap run has led to large company stocks being attractively valued versus their small company peers.

Furthermore, lower quality speculative stocks have outperformed higher quality stocks from 2003 through the middle of 2006 with the help of an "easy money" environment created by the Fed's cutting of short-term interest rates to historically low levels leading up to the Iraq war. Previously, the market decline from 2000 through early 2003 had severely punished lower quality, speculative companies. At the market bottom, many of these companies had experienced declines of over 75% in their share prices and teetered on bankruptcy. The "easy money" environment spared many companies a bankrupt epitaph and allowed their share prices to experience large percentage increases from their lows (although still well below their peak). However, with the Fed having raised rates 17 times over a two-year period through June 2006, the "easy money" environment that led to increased speculative investment behavior has ended, and we believe the stage is set for quality outperformance.

Finally, the domestic economy, despite the recent slowdown, is far healthier than many believe. After-tax corporate profits and cash flow have been expanding rapidly since 2002. Both of these measures of corporate profitability reached record levels as a percentage of gross domestic product recently at 8.5% and 15%, respectively, according to the Bureau of Economic Analysis. Although S&P earnings per share were up 18% in the four quarters ended September 30, 2006, after-tax corporate profits advanced 24% over the same period. This expansion in profitability is one of the key components underlying the healthy economy and stock market since 2002.

OUTLOOK FOR 2007

Looking ahead at 2007, we believe U.S. economic growth will pace around 2.5% for most of the year. We do not expect the housing slowdown to cause a recession. We anticipate that corporate profits will continue to expand at a high, single-digit pace. Inflation seems to be moderating and absent a large exogenous shock we do not expect inflation to be a problem this year. Consequently, the Fed is likely to stay on the sidelines for some time before cutting rates. In fact, the minutes from recent Fed meetings indicate a higher level of concern regarding inflation than worries about the economy rolling over into recession.

Given this backdrop, we anticipate the market will closely track earnings growth for 2007. The valuation level of the S&P 500 is quite reasonable at approximately 16 times trailing 12-month earnings. The current price/earnings multiple is the lowest since the mid 1990s. Profit margins and returns on invested capital have expanded along with record corporate profits. However, we do not believe that these positive developments are fully reflected in stock prices, which provides an opportunity for further increases in stock prices. In addition, the dramatic increase in leveraged buyouts and stock repurchases is actually reducing the supply of common stocks in the U.S. The number of announced buyouts greater than $20 billion each reached a record in 2006 at 20 deals. We believe merger and acquisition activity will continue at a high level. The cost of funding for purchases remains relatively cheap, private equity firms have tremendous liquidity, and buyers seem to be willing to pay higher prices in response to increasing competition for deals.

BAIRD LARGECAP FUND
DECEMBER 31, 2006

PORTFOLIO MANAGERS' COMMENTARY

Stock market performance trends in 2006 extended tendencies in place since the market rebounded from the lows reached in late 2002. For the seventh consecutive year, value stocks outperformed growth in the overall market and particularly within the large cap universe. The large cap markets turned in their fourth year of positive returns.

The Baird LargeCap Fund's equity performance trailed the broad market benchmarks in 2006. Specifically, the Fund's Institutional Class shares provided a 2.89% total return in 2006 (2.64% for Investor Class shares), lagging the 9.07% return on the Russell 1000(R) Growth Index. Last year's winning themes in the market were not consistent with the Fund's emphasis on high quality companies, i.e., companies that are leaders in their respective industries and that have strong balance sheets and an established record of consistent growth in sales, earnings, cash flows and dividends. Indeed, the growth stock component of the Russell 1000(R) Index posted a 9.07% gain in 2006 while the value stock component gained 22.25%.

The most substantial contributors to performance within the large cap growth universe were found at the lower end of the market cap range: the smallest two quintiles of the Russell 1000(R) Growth Index provided the greatest boost to performance. Companies with market caps below $10 billion, the lowest market cap quintile, is the market capitalization segment where we define our mid cap universe. This strength of the smallest companies in the large cap growth benchmark presented a considerable obstacle to the LargeCap Fund's relative returns for the year. Portfolio construction guidelines for the Fund limit purchases of mid cap holdings to no more than 15% of assets. This disparity accounted for a significant difference in contribution to performance versus the benchmark.

LargeCap Fund performance in the second market capitalization quintile (roughly $10 billion to $23 billion), however, experienced the greatest absolute positive performance contribution and outperformance relative to the benchmark. More significantly, this weighting reflects the continuation of our move down the large capitalization range while maintaining focus on investing in consistently profitable growth companies. We have lowered the weighted average market capitalization of the companies held by the Fund from nearly $90 billion as of the end of the first quarter of 2006 to $52 billion as of year end, with the greatest percentage of the Fund's assets (more than 35%) now in the second market cap quintile. We believe this strategy away from the largest of the large cap stocks will impart consistent benefits.

Stock selection accounted for the bulk of the Fund's underperformance versus the Russell 1000(R) Growth Index during the year, with disappointing results from healthcare and technology holdings Teva Pharmaceutical, eBay, Corning and Maxim Integrated Products (-26%, -32%, -22% and -23%, respectively, for the year), though the weakness of individual IT stocks was offset somewhat by returns from the Fund's two best performing stocks: Cisco Systems and second quarter addition, Apple (+60% and +42%). Stock selections in the consumer groups were bright spots for the portfolio in 2006, contributing most strongly to performance on both an absolute and relative basis. Holdings Sysco Corp., Staples, Starbucks and second quarter addition Kohl's Corp. (+21%, +19%, +18% and +20%, respectively, in 2006) positively affected the Fund's relative performance.

The financial services sector, in which we have maintained an overweight position in anticipation of the Federal Reserve's maintenance, and eventual reduction, of interest rates, provided a tepid contribution to performance. We believe the Fund's exposure to banks and other financial services companies should prove beneficial to performance when the Fed moves to cut rates, or when the yield curve becomes more upward-sloping.

In keeping with our down-cap movement in 2006, several higher cap positions were eliminated from the portfolio, including Dell, Home Depot, General Electric, UPS, and Wal-Mart. Though Wal-Mart and GE contributed positively to the Fund's performance, by 3% and 4%, respectively, the other holdings specified contributed meaningfully to the Fund's disappointing relative performance. From the beginning of the year through the dates the positions were eliminated, Dell declined 15%, UPS dropped 8%, and Home Depot declined 6%. Several positions new to the Fund during the year were important contributors to performance. Electronic Arts was added to the Fund mid-year and gained roughly 19% before year-end. Western Union was purchased in October, and returned 14%, while Oshkosh Truck, which was added to the Fund in November, gained 6% through year-end.

As 2007 begins, we believe that the Federal Reserve Board will remain conservative with monetary policy, avoiding the appearance of haste in making interest rate reductions. When, however, the Fed does ease interest rates, which we believe it will, the improving cost of borrowing should enhance corporate profit growth, creating an environment conducive to our fundamental investment style.

The large cap growth asset class presents opportunities for visible earnings growth in an environment of low inflation and a reasonably healthy economy. We are optimistic about the likelihood of corporate profit growth and expanding multiples. As always, our goal is to be fully invested in high quality growth companies that typically demonstrate the ability to expand earnings, not only during economic upturns, but also when economic activity slows.

Portfolio Managers:

Douglas Guffy
Kenneth Hemauer, CFA
J. Bary Morgan, CFA

BAIRD LARGECAP FUND

A December 31, 2006 summary of the Fund's top 10 holdings and equity sector analysis compared to the Russell 1000(R) Growth Index is shown below.

TOP 10 HOLDINGS*<F74>
Sysco Corporation                                            3.1%
Microsoft Corporation                                        3.1%
Genentech, Inc.                                              3.0%
Cisco Systems, Inc.                                          2.9%
Staples, Inc.                                                2.8%
Capital One Financial Corporation                            2.8%
Emerson Electric Company                                     2.7%
Zimmer Holdings, Inc.                                        2.7%
State Street Corporation                                     2.7%
PepsiCo, Inc.                                                2.6%

NET ASSETS:                                           $28,530,277
PORTFOLIO TURNOVER RATIO:                                   63.9%
NUMBER OF EQUITY HOLDINGS:                                     45

ANNUALIZED PORTFOLIO EXPENSE RATIO:***<F76>
INSTITUTIONAL CLASS:                                        0.75%
INVESTOR CLASS:                                             1.00%****<F77>

EQUITY SECTOR ANALYSIS**<F75>

                                 LargeCap Fund    Russell 1000(R) Growth Index
                                 -------------    ----------------------------
Consumer Discretionary (12.5%)       12.5%                   14.2%
Consumer Staples (10.9%)             10.9%                    9.8%
Energy (5.2%)                         5.2%                    4.0%
Financials (11.5%)                   11.5%                    8.4%
Health Care (16.2%)                  16.2%                   17.5%
Industrials (15.7%)                  15.7%                   14.1%
Information Technology (25.3%)       25.3%                   26.9%
Materials (2.6%)                      2.6%                    2.8%
Telecommunication Services (0.0%)     0.0%                    0.8%
Utilities (0.0%)                      0.0%                    1.4%

    *<F74> The Fund's portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security. Percentages shown relate to the Fund's total net assets as of December 31, 2006.
   **<F75> Percentages shown in parentheses relate to the Fund's total equity investments as of December 31, 2006, and may not add up to 100% due to rounding.
  ***<F76> The Advisor has contractually agreed to limit the Fund's total annual fund operating expenses to 0.75% of average daily net assets for the Institutional Class shares and 1.00% of average daily net assets for the Investor Class shares, at least through April 30, 2008.
 ****<F77>  Includes 0.25% 12b-1 fee.

BAIRD LARGECAP FUND

                   BAIRD LARGECAP FUND - INSTITUTIONAL CLASS
                         VALUE OF A $100,000 INVESTMENT

                        Baird LargeCap Fund -            Russell 1000(R)
                      Institutional Class Shares           Growth Index
                      --------------------------         ---------------
   9/29/2000                   $100,000                      $100,000
  12/31/2000                    $95,854                       $78,655
   6/30/2001                    $86,949                       $67,454
  12/31/2001                    $86,421                       $62,591
   6/30/2002                    $70,799                       $49,587
  12/31/2002                    $64,357                       $45,138
   6/30/2003                    $70,181                       $51,045
  12/31/2003                    $78,357                       $58,566
   6/30/2004                    $79,364                       $60,170
  12/31/2004                    $82,442                       $62,256
   6/30/2005                    $81,530                       $61,185
  12/31/2005                    $85,237                       $65,533
   6/30/2006                    $82,781                       $64,924
  12/31/2006                    $87,700                       $71,479

GROWTH OF A HYPOTHETICAL INVESTMENT OF $100,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

                      BAIRD LARGECAP FUND - INVESTOR CLASS
                         VALUE OF A $10,000 INVESTMENT

                        Baird LargeCap Fund -            Russell 1000(R)
                        Investor Class Shares              Growth Index
                        ---------------------            ---------------
   9/29/2000                   $10,000                       $10,000
  12/31/2000                    $9,572                        $7,865
   6/30/2001                    $8,672                        $6,745
  12/31/2001                    $8,612                        $6,259
   6/30/2002                    $7,052                        $4,959
  12/31/2002                    $6,403                        $4,514
   6/30/2003                    $6,953                        $5,105
  12/31/2003                    $7,760                        $5,857
   6/30/2004                    $7,850                        $6,017
  12/31/2004                    $8,148                        $6,226
   6/30/2005                    $8,037                        $6,118
  12/31/2005                    $8,404                        $6,553
   6/30/2006                    $8,181                        $6,492
  12/31/2006                    $8,626                        $7,148

GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (9/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

BAIRD LARGECAP FUND

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2006                 ONE YEAR           FIVE YEARS        SINCE INCEPTION(1)<F78>
---------------------------------------                 --------           ----------        -----------------------
Baird LargeCap Fund - Institutional Class Shares         2.89%               0.29%                    -2.08%
Baird LargeCap Fund - Investor Class Shares              2.64%               0.03%                    -2.34%
Russell 1000(R) Growth Index(2)<F79>                     9.07%               2.69%                    -5.23%

(1)<F78> For the period from September 29, 2000 (commencement of operations) through December 31, 2006.
(2)<F79> The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth rates. The Russell 1000(R) Index consists of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index, which in turn is comprised of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization. These indices do not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS SHOWN IN THE TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFORMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT STATED.

BAIRD LARGECAP FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2006

  Shares                                                              Value
  ------                                                              -----
COMMON STOCKS - 97.5%
AUTO COMPONENTS - 1.1%
      3,575    Johnson Controls, Inc.                              $   307,164
                                                                   -----------
BEVERAGES - 2.6%
     12,040    PepsiCo, Inc.                                           753,102
                                                                   -----------
BIOTECHNOLOGY - 3.0%
     10,522    Genentech, Inc.*<F80>                                   853,650
                                                                   -----------
CAPITAL MARKETS - 5.1%
      7,278    Legg Mason, Inc.                                        691,774
     11,320    State Street Corporation                                763,421
                                                                   -----------
                                                                     1,455,195
                                                                   -----------
CHEMICALS - 2.6%
     12,267    Praxair, Inc.                                           727,801
                                                                   -----------
COMMERCIAL BANKS - 1.7%
     10,000    Marshall & Ilsley Corp.                                 481,100
                                                                   -----------
COMMUNICATIONS EQUIPMENT - 5.1%
     29,905    Cisco Systems, Inc.*<F80>                               817,303
     34,704    Corning Incorporated*<F80>                              649,312
                                                                   -----------
                                                                     1,466,615
                                                                   -----------
COMPUTERS & PERIPHERALS - 4.1%
      6,890    Apple Computer, Inc.*<F80>                              584,548
     14,680    Network Appliance, Inc.*<F80>                           576,630
                                                                   -----------
                                                                     1,161,178
                                                                   -----------
CONSUMER FINANCE - 2.8%
     10,297    Capital One
               Financial Corporation                                   791,016
                                                                   -----------
ELECTRICAL EQUIPMENT - 5.2%
     17,689    Emerson Electric Company                                779,908
     11,618    Rockwell Automation, Inc.                               709,627
                                                                   -----------
                                                                     1,489,535
                                                                   -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
      9,300    Agilent Technologies, Inc.*<F80>                        324,105
                                                                   -----------
ENERGY EQUIPMENT & SERVICES - 4.1%
     16,762    BJ Services Company                                     491,462
     10,635    Schlumberger Limited                                    671,706
                                                                   -----------
                                                                     1,163,168
                                                                   -----------
FOOD & STAPLES RETAILING - 5.4%
     24,281    Sysco Corporation                                       892,569
     14,194    Walgreen Company                                        651,363
                                                                   -----------
                                                                     1,543,932
                                                                   -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.6%
      9,690    Medtronic, Inc.                                         518,512
      9,949    Zimmer Holdings, Inc.*<F80>                             779,803
                                                                   -----------
                                                                     1,298,315
                                                                   -----------
HEALTH CARE PROVIDERS & SERVICES - 1.5%
      6,760    Cardinal Health, Inc.                                   435,547
                                                                   -----------
HOTELS RESTAURANTS & LEISURE - 1.8%
     14,563    Starbucks Corporation*<F80>                             515,821
                                                                   -----------
HOUSEHOLD PRODUCTS - 2.6%
     11,380    Procter &
               Gamble Company                                          731,393
                                                                   -----------
INSURANCE - 1.7%
     10,435    AFLAC, Incorporated                                     480,010
                                                                   -----------
INTERNET SOFTWARE & SERVICES - 2.2%
     24,457    Yahoo!, Inc.*<F80>                                      624,632
                                                                   -----------
IT SERVICES - 4.6%
     15,870    Paychex, Inc.                                           627,500
     31,160    Western Union Company                                   698,607
                                                                   -----------
                                                                     1,326,107
                                                                   -----------
MACHINERY - 8.0%
      5,470    Danaher Corporation                                     396,247
     13,285    Illinois Tool Works, Inc.                               613,634
     11,473    ITT Industries, Inc.                                    651,896
     13,010    Oshkosh Truck
               Corporation                                             629,944
                                                                   -----------
                                                                     2,291,721
                                                                   -----------
MULTILINE RETAIL - 4.7%
      8,614    Kohl's Corporation*<F80>                                589,456
     13,170    Target Corporation                                      751,349
                                                                   -----------
                                                                     1,340,805
                                                                   -----------
OIL & GAS - 1.0%
      8,350    Southwestern
               Energy Company*<F80>                                    292,667
                                                                   -----------
PHARMACEUTICALS - 6.7%
     15,281    Abbott Laboratories                                     744,338
      4,000    Allergan, Inc.                                          478,960
     11,917    Novartis AG - ADR F<F81>                                684,512
                                                                   -----------
                                                                     1,907,810
                                                                   -----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.0%
     20,025    Texas Instruments
               Incorporated*<F80>                                      576,720
                                                                   -----------
SOFTWARE - 5.5%
      9,740    Adobe Systems,
               Incorporated*<F80>                                      400,509
      5,443    Electronic Arts Inc.*<F80>                              274,109
     29,581    Microsoft Corporation                                   883,289
                                                                   -----------
                                                                     1,557,907
                                                                   -----------
SPECIALTY RETAIL - 4.6%
     10,589    Best Buy Co, Inc.                                       520,873
     30,051    Staples, Inc.                                           802,362
                                                                   -----------
                                                                     1,323,235
                                                                   -----------
TRADING COMPANIES & DISTRIBUTORS - 2.1%
     16,317    Fastenal Company                                        585,454
                                                                   -----------
               Total Common Stocks
               (Cost $24,502,228)                                   27,805,705
                                                                   -----------
COLLATERAL POOL INVESTMENT
FOR SECURITIES ON LOAN -  16.3%
(Cost $4,643,026)
(Please Refer to Note 6)                                             4,643,026
                                                                   -----------
 Principal
  Amount
 ---------
SHORT-TERM INVESTMENTS - 2.6%
MONEY MARKET FUNDS - 2.6%
    748,314    Short-Term Investment
               Company Liquid Assets
               Portfolio - AIM Fund                                    748,314
                                                                   -----------
               Total Short-Term
               Investments
               (Cost $748,314)                                         748,314
                                                                   -----------
               Total Investments
               (Cost $29,893,568) -
               116.4%                                               33,197,045
                                                                   -----------
               Liabilities in Excess of
               Other Assets - (16.4)%                               (4,666,768)
                                                                   -----------
               TOTAL NET
               ASSETS - 100.0%                                     $28,530,277
                                                                   -----------
                                                                   -----------

ADR - American Depository Receipt
*<F80>    Non Income Producing
F<F81>    Foreign Security

   The accompanying notes are an integral part of these financial statements.

BAIRD MIDCAP FUND
DECEMBER 31, 2006

PORTFOLIO MANAGERS' COMMENTARY

Within the mid-cap universe, 2006 was marked by contradiction of historical trends and "conventional wisdom." Generally, the utilities and consumer staples sectors are weak in bullish environments; however, each posted respectable results for the year. Meanwhile, stocks in the technology and health care sectors, usually expected to lead the advance, were tepid. In the midst of these paradoxical results, mid-caps, as represented by the Russell MidCap(R) Index, narrowly missed posting their seventh consecutive year of outperformance against the S&P 500 Index. The cumulative five-year mid-cap performance remained an impressive 2-1/3 times that of the S&P 500's results. A similar record belongs to the mid-cap value asset class, which logged a sixth year out of the last seven of superior performance over mid cap growth.

The Baird MidCap Fund's equity performance trailed the broad market benchmarks in 2006. Specifically, the Fund's Institutional Class shares provided a 3.93% total return in 2006 (3.73% for Investor Class shares), lagging the 10.66% return on the Russell MidCap(R) Growth Index. Last year's winning themes in the market were not consistent with the Fund's emphasis on high quality companies, i.e., companies that are leaders in their respective industries and that have strong balance sheets and an established record of consistent growth in sales, earnings, cash flows and dividends. Indeed, the growth stock component of the Russell MidCap(R) Index posted a 10.66% gain in 2006 while the value stock component gained 20.00%.

The Fund spent all four quarters of 2006 averaging well above the Russell MidCap(R) Growth Index in the majority of our quality measures (historical return on equity, earnings growth and dividend growth), while maintaining average price/earnings ratios (trailing and forward) on a par with or below those of the benchmark. Such consistent fundamental characteristics validate the analysis behind the Fund's purchases, while indicating that the market has yet to fully appreciate their quality and growth metrics.

Stock selection accounted for the bulk of the Fund's underperformance versus the Russell MidCap(R) Growth Index during the year with disappointing results from consumer discretionary and technology holdings P.F. Chang's China Bistro, Chico's FAS, Cheesecake Factory, and Cree, Inc. (-38%, -33%, -34% and -45%, respectively, for the year). The weakness of individual stocks in the technology and consumer discretionary sectors was offset somewhat by returns from two of the Fund's three best performing stocks: Alliance Data Systems and Dick's Sporting Goods (+75% and +47%). Stock selections in consumer staples and health care were bright spots for the portfolio in 2006, contributing strongly to performance on both an absolute and relative basis. The Fund's holdings of United Natural Foods, Resmed and third quarter addition Biomet (+36%, +28% and +32%, respectively, in 2006) positively affected relative performance.

The financial services sector, in which we have maintained an overweight position in anticipation of the Federal Reserve's maintenance, and eventual reduction, of interest rates, provided respectable contribution to performance. Our exposure to banks and other financial services firms should prove beneficial to performance when the Federal Reserve Board moves to cut rates, or when the yield curve becomes more upward-sloping.

Three stocks eliminated from the portfolio in 2006, Patterson UTI, Medicis and Cree, contributed meaningfully to the Fund's disappointing relative performance. From the beginning of the year through the dates the positions were eliminated, Patterson declined 31%, Medicis dropped 27% and Cree fell 45%. Two positions new to the Fund during the year were important contributors to performance. Biomet was added to the Fund mid-year and gained roughly 32% before being sold in December following an announcement that the company would be acquired by a private equity firm. Also, Cephalon, a biotechnology company, was added to the Fund in July and gained 12% through year-end.

As 2007 begins, we believe that the Fed will remain conservative with monetary policy, avoiding the appearance of haste in making interest rate reductions. However, if and when the Fed does ease interest rates, the improving cost of borrowing should enhance corporate profit growth, creating an environment conducive to our fundamental investment style.

The mid-cap growth asset class presents opportunities for visible earnings growth in an environment of low inflation and a reasonably healthy economy. We are optimistic about the likelihood of corporate profit growth and expanding multiples. As always, our goal is to be fully invested in high quality growth companies that typically demonstrate the ability to expand earnings, not only during economic upturns, but also when economic activity slows.

Portfolio Managers:

Greg Edwards, CFA
J. Bary Morgan, CFA
Chuck Severson, CFA

BAIRD MIDCAP FUND

A December 31, 2006 summary of the Fund's top 10 holdings and equity sector analysis compared to the Russell Midcap(R) Growth Index is shown below.

TOP 10 HOLDINGS*<F82>
Stericycle, Inc.                                        3.2%
Alliance Data Systems Corporation                       3.1%
Investors Financial Services Corporation                3.1%
Cytyc Corporation                                       3.1%
Pharmaceutical Product Development, Inc.                2.9%
Zions Bancorporation                                    2.7%
Wintrust Financial Corporation                          2.6%
Cameron International Corporation                       2.6%
Roper Industries, Inc.                                  2.6%
Tractor Supply Company                                  2.6%

NET ASSETS:                                      $37,080,835
PORTFOLIO TURNOVER RATIO:                              78.6%
NUMBER OF EQUITY HOLDINGS:                                44

ANNUALIZED PORTFOLIO EXPENSE RATIO:***<F84>
INSTITUTIONAL CLASS:                                   0.85%
INVESTOR CLASS:                                        1.10%****<F85>

EQUITY SECTOR ANALYSIS**<F83>

                                  MidCap Fund   Russell Midcap(R) Growth Index
                                  -----------   ------------------------------
Consumer Discretionary (19.0%)       19.0%                   22.2%
Consumer Staples (3.5%)               3.5%                    4.4%
Energy (7.5%)                         7.5%                    7.7%
Financials (13.2%)                   13.2%                    9.1%
Health Care (19.0%)                  19.0%                   14.6%
Industrials (17.1%)                  17.1%                   14.5%
Information Technology (20.7%)       20.7%                   19.5%
Materials (0.0%)                      0.0%                    4.0%
Telecommunication Services (0.0%)     0.0%                    2.1%
Utilities (0.0%)                      0.0%                    1.9%

    *<F82> The Fund's portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security. Percentages shown relate to the Fund's total net assets as of December 31, 2006.
   **<F83> Percentages shown in parentheses relate to the Fund's total equity investments as of December 31, 2006, and may not add up to 100% due to rounding.
  ***<F84> The Advisor has contractually agreed to limit the Fund's total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2008.
 ****<F85>  Includes 0.25% 12b-1 fee.

BAIRD MIDCAP FUND

                    BAIRD MIDCAP FUND - INSTITUTIONAL CLASS
                         VALUE OF A $100,000 INVESTMENT

                          Baird MidCap Fund -            Russell Midcap(R)
                       Institutional Class Shares           Growth Index
                       --------------------------        -----------------
  12/29/2000                    $100,000                      $100,000
   6/30/2001                     $93,807                       $84,792
  12/31/2001                     $91,108                       $77,788
   6/30/2002                     $85,310                       $62,460
  12/31/2002                     $76,610                       $56,466
   6/30/2003                     $83,400                       $67,046
  12/31/2003                     $97,200                       $80,586
   6/30/2004                    $103,800                       $85,367
  12/31/2004                    $109,289                       $93,057
   6/30/2005                    $106,688                       $94,639
  12/31/2005                    $115,372                      $104,311
   6/30/2006                    $119,523                      $108,827
  12/31/2006                    $119,906                      $115,436

GROWTH OF A HYPOTHETICAL INVESTMENT OF $100,000 MADE ON THE FUND'S INCEPTION DATE (12/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

                       BAIRD MIDCAP FUND - INVESTOR CLASS
                         VALUE OF A $10,000 INVESTMENT

                          Baird MidCap Fund -            Russell Midcap(R)
                         Investor Class Shares              Growth Index
                         ---------------------           -----------------
  12/29/2000                     $10,000                       $10,000
   6/30/2001                      $9,370                        $8,479
  12/31/2001                      $9,091                        $7,779
   6/30/2002                      $8,511                        $6,246
  12/31/2002                      $7,631                        $5,647
   6/30/2003                      $8,300                        $6,705
  12/31/2003                      $9,650                        $8,059
   6/30/2004                     $10,300                        $8,537
  12/31/2004                     $10,839                        $9,306
   6/30/2005                     $10,568                        $9,464
  12/31/2005                     $11,406                       $10,431
   6/30/2006                     $11,812                       $10,983
  12/31/2006                     $11,832                       $11,543

GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (12/29/00), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

BAIRD MIDCAP FUND

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2006                 ONE YEAR           FIVE YEARS        SINCE INCEPTION(1)<F86>
---------------------------------------                 --------           ----------        -----------------------
Baird MidCap Fund - Institutional Class Shares            3.93%              5.65%                    3.07%
Baird MidCap Fund - Investor Class Shares                 3.73%              5.41%                    2.84%
Russell Midcap(R) Growth Index(2)<F87>                   10.66%              8.21%                    2.42%

(1)<F86> For the period from December 29, 2000 (commencement of operations) through December 31, 2006.
(2)<F87> The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth rates. The Russell Midcap(R) Index consists of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell 1000(R) Index. The Russell 1000(R) Index consists of the largest companies in the Russell 3000(R) Index, which in turn is comprised of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization. These indices do not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS SHOWN IN THE TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFORMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT STATED.

BAIRD MIDCAP FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2006

  Shares                                                              Value
  ------                                                              -----
COMMON STOCKS - 97.1%
AUTO COMPONENTS - 4.4%
     13,467    Autoliv, Inc.                                       $   812,060
     53,243    Gentex Corporation                                      828,461
                                                                   -----------
                                                                     1,640,521
                                                                   -----------
BIOTECHNOLOGY - 2.4%
     12,606    Cephalon, Inc.*<F88>                                    887,589
                                                                   -----------
CAPITAL MARKETS - 5.3%
     24,647    Eaton Vance Corporation                                 813,597
     27,189    Investors Financial
               Services Corporation                                  1,160,155
                                                                   -----------
                                                                     1,973,752
                                                                   -----------
COMMERCIAL BANKS - 7.6%
     24,104    East West Bancorp, Inc.                                 853,764
     19,818    Wintrust Financial
               Corporation                                             951,660
     12,196    Zions Bancorporation                                  1,005,438
                                                                   -----------
                                                                     2,810,862
                                                                   -----------
COMMERCIAL SERVICES & SUPPLIES - 5.2%
     19,623    Brady Corporation -
               Class A                                                 731,546
     15,772    Stericycle, Inc.*<F88>                                1,190,786
                                                                   -----------
                                                                     1,922,332
                                                                   -----------
COMMUNICATIONS EQUIPMENT - 1.4%
     50,240    Tellabs, Inc.*<F88>                                     515,462
                                                                   -----------
COMPUTERS & PERIPHERALS - 2.0%
     20,407    Avid Technology, Inc.*<F88>                             760,365
                                                                   -----------
ELECTRICAL EQUIPMENT - 4.5%
     11,552    Rockwell Automation, Inc.                               705,596
     18,850    Roper Industries, Inc.                                  947,024
                                                                   -----------
                                                                     1,652,620
                                                                   -----------
ENERGY EQUIPMENT & SERVICES - 7.1%
     28,981    BJ Services Company                                     849,723
     17,866    Cameron International
               Corporation*<F88>                                       947,791
     20,583    Smith International, Inc.                               845,344
                                                                   -----------
                                                                     2,642,858
                                                                   -----------
FOOD & STAPLES RETAILING - 2.5%
     25,390    United Natural
               Foods, Inc.*<F88>                                       912,009
                                                                   -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 10.4%
     40,538    Cytyc Corporation*<F88>                               1,147,225
     13,844    Gen-Probe, Incorporated*<F88>                           725,010
      9,140    Hologic, Inc.*<F88>                                     432,139
     18,881    ResMed, Inc.*<F88>                                      929,323
     12,736    Varian Medical
               Systems, Inc.*<F88>                                     605,852
                                                                   -----------
                                                                     3,839,549
                                                                   -----------
HOTELS RESTAURANTS & LEISURE - 1.7%
     25,849    The Cheesecake
               Factory Incorporated*<F88>                              635,885
                                                                   -----------
HOUSEHOLD DURABLES - 2.3%
      8,705    Harman International
               Industries, Incorporated                                869,717
                                                                   -----------
IT SERVICES - 6.8%
     18,605    Alliance Data
               Systems Corporation*<F88>                             1,162,254
      7,245    Cognizant Technology
               Solutions Corporation*<F88>                             559,024
     17,652    Global Payments, Inc.                                   817,288
                                                                   -----------
                                                                     2,538,566
                                                                   -----------
LIFE SCIENCES TOOLS & SERVICES - 4.6%
     10,718    Covance Inc.*<F88>                                      631,397
     33,723    Pharmaceutical Product
               Development, Inc.                                     1,086,555
                                                                   -----------
                                                                     1,717,952
                                                                   -----------
MACHINERY - 6.2%
      8,971    Harsco Corporation                                      682,693
     17,853    Joy Global Inc.                                         863,014
     15,688    Oshkosh Truck
               Corporation                                             759,613
                                                                   -----------
                                                                     2,305,320
                                                                   -----------
OFFICE ELECTRONICS - 2.0%
     21,347    Zebra Technologies
               Corporation - Class A*<F88>                             742,662
                                                                   -----------
OIL & GAS - 1.9%
     19,901    Southwestern
               Energy Company*<F88>                                    697,530
                                                                   -----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.4%
     27,579    Microchip Technology
               Incorporated                                            901,833
                                                                   -----------
SOFTWARE - 4.3%
     47,781    Activision, Inc.*<F88>                                  823,745
     21,631    NAVTEQ*<F88>                                            756,436
                                                                   -----------
                                                                     1,580,181
                                                                   -----------
SPECIALTY RETAIL - 10.5%
     21,095    Advance Auto Parts, Inc.                                750,138
     38,927    Chico's FAS, Inc.*<F88>                                 805,400
     14,783    Dick's Sporting
               Goods, Inc.*<F88>                                       724,219
     21,161    Tractor Supply Company*<F88>                            946,109
     20,896    Williams-Sonoma, Inc.*<F88>                             656,970
                                                                   -----------
                                                                     3,882,836
                                                                   -----------
TRADING COMPANIES & DISTRIBUTORS - 1.6%
     16,365    Fastenal Company                                        587,176
                                                                   -----------
               Total Common Stocks
               (Cost $28,689,463)                                   36,017,577
                                                                   -----------
COLLATERAL POOL INVESTMENT
FOR SECURITIES ON LOAN -  44.0%
(Cost $16,309,878)
(Please Refer to Note 6)                                            16,309,878
                                                                   -----------
               Total Investments
               (Cost $44,999,341) -
               141.1%                                               52,327,455
                                                                   -----------
               Liabilities in Excess of
               Other Assets - (41.1)%                              (15,246,620)
                                                                   -----------
               TOTAL NET
               ASSETS - 100.0%                                     $37,080,835
                                                                   -----------
                                                                   -----------

*<F88>    Non Income Producing

   The accompanying notes are an integral part of these financial statements.

BAIRD SMALLCAP FUND
DECEMBER 31, 2006

PORTFOLIO MANAGERS' COMMENTARY

Within the small-cap universe, 2006 was marked by contradiction of historical trends and "conventional wisdom." Generally, the utilities and consumer staples sectors are weak in bullish environments; however, each performed strongly. Meanwhile, stocks in technology and health care, usually expected to lead the advance, lagged markedly. Despite these paradoxical results, small caps, as represented by the Russell 2000(R) Index, recorded their eighth consecutive year of outperformance against the S&P 500. A similar record belongs to the small-cap value asset class, which logged a sixth year out of the last seven of superior performance over small-cap growth.

The Baird SmallCap Fund's equity performance trailed the broad market benchmarks in 2006. Specifically, the Fund's Institutional Class shares provided a 8.13% total return in 2006 (7.89% for Investor Class shares), lagging the 13.35% return on the Russell 2000(R) Growth Index. Last year's winning themes in the market were not consistent with the Fund's emphasis on high quality companies, i.e., companies that are leaders in their respective industries and that have strong balance sheets and an established record of consistent growth in sales, earnings, cash flows and dividends. Indeed, the growth stock component of the Russell 2000(R) Index posted a 13.35% gain in 2006 while the value stock component gained 23.48%.

The portfolio spent all four quarters of 2006 averaging well above the index in the majority of our quality measures (historical return on equity, earnings growth and dividend growth), while maintaining price/earnings ratios (based on both trailing and forward 12-month earnings) appreciably below those of the benchmark. Such consistent fundamental characteristics validate the analysis behind the Fund's purchases, while indicating that the market has yet to fully appreciate their quality and growth metrics.

Stock selection accounted for the bulk of the Fund's underperformance versus the Russell 2000(R) Growth Index during the year with disappointing results from consumer discretionary, industrial and health care holdings P.F. Chang's China Bistro, Red Robin Gourmet Burgers, Argon ST, Salix Pharmaceuticals and United Surgical Partners (-23%, -30%, -28%, -31% and -12%, respectively, for the year). The weakness of individual stocks in health care was offset somewhat by returns from the Fund's best performing stock: Allscripts Healthcare (+101%). Stock selections in information technology and energy were bright spots for the portfolio in 2006, contributing strongly to performance on both an absolute and relative basis. The Fund's holdings of Varian Semiconductor, Open Solutions, Plexus Corp., Oceaneering International, Gulfmark Offshore and first quarter addition RSA Security (+55%, +64%, +57%, +59%, +26%, and +70%, respectively, in
2006) positively affected the Fund's relative performance.

The financial services sector, in which we have maintained an overweight position in anticipation of the Federal Reserve's maintenance, and eventual reduction, of interest rates, provided the weakest absolute contribution to portfolio performance. Our exposure to banks and other financial services firms should prove beneficial to performance when the Fed moves to cut rates. For the present, however, the continued inverted yield curve has left regional banks struggling with loan growth and pressure on net interest margins.

Three stocks eliminated from the Fund's portfolio in 2006, Tekelec, Kronos and Grey Wolf, contributed meaningfully to disappointing relative performance. From the beginning of the year through the dates the positions were eliminated, Tekelec declined 26%, Kronos dropped 29% and Grey Wolf declined 19%. Two positions new to the Fund during the year were important contributors to performance. DTS, a digital audio products supplier, was added to the Fund in February and gained 43% during the year. Additionally, RSA Security, a software company, was added to the Fund in March and gained 70% before it was sold in September, following the announcement of its acquisition by EMC Corp.

As 2007 begins, we believe that the Fed will remain conservative with monetary policy, avoiding the appearance of haste in making interest rate reductions. When, however, the Fed does ease interest rates, the improving cost of borrowing should enhance corporate profit growth, creating an environment conducive to our fundamental investment style.

To focus more narrowly on the corporate climate and stock market, Bear Stearns' analysis suggests that the M&A cycle is not yet exhausted. With considerable private money available to invest in quality companies at reasonable valuations, it is possible that we will benefit from additional buyouts in its portfolios in the coming year.

Portfolio Managers:

Greg Edwards, CFA
Chuck Severson, CFA

BAIRD SMALLCAP FUND

A December 31, 2006 summary of the Fund's top 10 holdings and equity sector analysis compared to the Russell 2000(R) Growth Index is shown below.

TOP 10 HOLDINGS*<F89>
Allscripts Healthcare Solutions, Inc.                   3.1%
Providence Service Corporation                          3.1%
United Community Banks, Inc.                            2.9%
Varian Semiconductor
  Equipment Associates, Inc.                            2.7%
LKQ Corporation                                         2.6%
Hibbett Sporting Goods, Inc.                            2.6%
Boston Private Financial Holdings, Inc.                 2.6%
United Natural Foods, Inc.                              2.6%
Natus Medical Incorporated                              2.6%
Wintrust Financial Corporation                          2.6%

NET ASSETS:                                      $71,712,174
PORTFOLIO TURNOVER RATIO:                              52.8%
NUMBER OF EQUITY HOLDINGS:                                43

ANNUALIZED PORTFOLIO EXPENSE RATIO:***<F91>
INSTITUTIONAL CLASS:                                   0.95%
INVESTOR CLASS:                                        1.20%****<F92>

EQUITY SECTOR ANALYSIS**<F90>

                                  SmallCap Fund    Russell 2000(R) Growth Index
                                  -------------    ----------------------------
Consumer Discretionary (14.4%)        14.4%                   16.3%
Consumer Staples (5.6%)                5.6%                    2.9%
Energy (7.8%)                          7.8%                    5.6%
Financials (12.7%)                    12.7%                    9.4%
Health Care (19.9%)                   19.9%                   19.3%
Industrials (16.9%)                   16.9%                   17.0%
Information Technology (22.7%)        22.7%                   24.6%
Materials (0.0%)                       0.0%                    3.6%
Telecommunication Services (0.0%)      0.0%                    1.2%
Utilities (0.0%)                       0.0%                    0.3%

    *<F89> The Fund's portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security. Percentages shown relate to the Fund's total net assets as of December 31, 2006.
   **<F90> Percentages shown in parentheses relate to the Fund's total equity investments as of December 31, 2006, and may not add up to 100% due to rounding.
  ***<F91> The Advisor has contractually agreed to limit the Fund's total annual fund operating expenses to 0.95% of average daily net assets for the Institutional Class shares and 1.20% of average daily net assets for the Investor Class shares, at least through April 30, 2008.
 ****<F92>  Includes 0.25% 12b-1 fee.

BAIRD SMALLCAP FUND

                   BAIRD SMALLCAP FUND - INSTITUTIONAL CLASS
                         VALUE OF A $100,000 INVESTMENT

                        Baird SmallCap Fund -             Russell 2000(R)
                      Institutional Class Shares            Growth Index
                      --------------------------          ---------------
   6/30/2004                   $100,000                       $100,000
  12/31/2004                   $108,400                       $108,163
   6/30/2005                   $108,100                       $104,286
  12/31/2005                   $112,000                       $112,655
   6/30/2006                   $116,300                       $119,494
  12/31/2006                   $121,105                       $127,689

GROWTH OF A HYPOTHETICAL INVESTMENT OF $100,000 MADE ON THE FUND'S INCEPTION DATE (6/30/04), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

                      BAIRD SMALLCAP FUND - INVESTOR CLASS
                         VALUE OF A $10,000 INVESTMENT

                        Baird SmallCap Fund -             Russell 2000(R)
                        Investor Class Shares               Growth Index
                        ---------------------             ---------------
   6/30/2004                   $10,000                        $10,000
  12/31/2004                   $10,830                        $10,816
   6/30/2005                   $10,780                        $10,429
  12/31/2005                   $11,160                        $11,266
   6/30/2006                   $11,570                        $11,949
  12/31/2006                   $12,041                        $12,769

GROWTH OF A HYPOTHETICAL INVESTMENT OF $10,000 MADE ON THE FUND'S INCEPTION DATE (6/30/04), ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS.

BAIRD SMALLCAP FUND

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2006                 ONE YEAR       SINCE INCEPTION(1)<F93>
---------------------------------------                 --------       -----------------------
Baird SmallCap Fund - Institutional Class Shares          8.13%                 7.95%
Baird SmallCap Fund - Investor Class Shares               7.89%                 7.70%
Russell 2000(R) Growth Index(2)<F94>                     13.35%                10.27%

(1)<F93> For the period from June 30, 2004 (commencement of operations) through December 31, 2006.
(2)<F94> The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book and higher forecasted growth rates. The Russell 2000(R) Index consists of the 2,000 smallest U.S. domiciled publicly-traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the U.S. equity market. These indices do not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

THE RETURNS SHOWN IN THE TABLE ABOVE REFLECT REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS DISTRIBUTIONS IN ADDITIONAL SHARES. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FOR INFORMATION ABOUT THE PERFORMANCE OF THE FUND AS OF THE MOST RECENT MONTH-END, PLEASE CALL 1-866-44BAIRD OR VISIT WWW.BAIRDFUNDS.COM. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT STATED.

BAIRD SMALLCAP FUND

SCHEDULE OF INVESTMENTS       DECEMBER 31, 2006

  Shares                                                              Value
  ------                                                              -----
COMMON STOCKS - 93.6%
AIRLINES - 1.8%
     49,901    SkyWest, Inc.                                       $ 1,272,974
                                                                   -----------
AUTO COMPONENTS - 2.6%
     82,513    LKQ Corporation*<F95>                                 1,896,974
                                                                   -----------
COMMERCIAL BANKS - 9.8%
     66,188    Boston Private Financial
               Holdings, Inc.                                        1,867,164
     37,161    Pinnacle Financial
               Partners, Inc.*<F95>                                  1,233,002
     65,173    United Community
               Banks, Inc.                                           2,106,391
     38,194    Wintrust Financial
               Corporation                                           1,834,076
                                                                   -----------
                                                                     7,040,633
                                                                   -----------
COMMERCIAL SERVICES & SUPPLIES - 5.0%
     47,858    Brady Corporation -
               Class A                                               1,784,146
     74,335    Marlin Business
               Services Corporation*<F95>                            1,786,270
                                                                   -----------
                                                                     3,570,416
                                                                   -----------
COMPUTERS & PERIPHERALS - 4.1%
     40,232    Avid Technology, Inc.*<F95>                           1,499,044
     47,244    Rackable Systems, Inc.*<F95>                          1,463,147
                                                                   -----------
                                                                     2,962,191
                                                                   -----------
DIVERSIFIED FINANCIAL SERVICES - 2.0%
     49,663    Heartland Payment
               Systems, Inc.*<F95>                                   1,402,980
                                                                   -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 8.3%
     64,140    Argon ST, Inc.*<F95>                                  1,381,576
     69,265    DTS, Inc.*<F95>                                       1,675,520
     60,702    Plexus Corp.*<F95>                                    1,449,564
     47,850    ScanSource, Inc.*<F95>                                1,454,640
                                                                   -----------
                                                                     5,961,300
                                                                   -----------
ENERGY EQUIPMENT & SERVICES - 5.8%
     35,141    Dawson Geophysical
               Company*<F95>                                         1,280,187
     29,524    GulfMark Offshore, Inc.*<F95>                         1,104,493
     44,309    Oceaneering
               International, Inc.*<F95>                             1,759,067
                                                                   -----------
                                                                     4,143,747
                                                                   -----------
FOOD & STAPLES RETAILING - 2.6%
     51,937    United Natural
                 Foods, Inc.*<F95>                                   1,865,577
                                                                   -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.7%
     36,665    Kyphon Inc.*<F95>                                     1,481,266
    111,965    Natus Medical
               Incorporated*<F95>                                    1,859,739
                                                                   -----------
                                                                     3,341,005
                                                                   -----------
HEALTH CARE PROVIDERS & SERVICES - 13.0%
     82,490    Allscripts Healthcare
               Solutions, Inc.*<F95>                                 2,226,405
     45,324    Computer Programs &
               Systems, Inc.                                         1,540,563
     34,109    Healthways, Inc.*<F95>                                1,627,340
     87,580    Providence Service
               Corporation*<F95>                                     2,200,886
     61,354    United Surgical Partners
               International, Inc.*<F95>                             1,739,386
                                                                   -----------
                                                                     9,334,580
                                                                   -----------
HOTELS RESTAURANTS & LEISURE - 3.1%
     29,539    PF Chang's China
               Bistro, Inc.*<F95>                                    1,133,707
     31,063    Red Robin Gourmet
               Burgers Inc.*<F95>                                    1,113,608
                                                                   -----------
                                                                     2,247,315
                                                                   -----------
HOUSEHOLD PRODUCTS - 1.4%
     20,370    Central Garden &
               Pet Company*<F95>                                       986,315
                                                                   -----------
IT SERVICES - 4.6%
     56,511    Forrester Research, Inc.*<F95>                        1,532,013
     66,703    SRA International, Inc. -
               Class A*<F95>                                         1,783,638
                                                                   -----------
                                                                     3,315,651
                                                                   -----------
LEISURE EQUIPMENT & PRODUCTS - 2.2%
     36,653    RC2 Corporation*<F95>                                 1,612,732
                                                                   -----------
MACHINERY - 4.5%
     34,107    Bucyrus International,
               Inc. - Class A                                        1,765,378
     32,081    ESCO Technologies, Inc.*<F95>                         1,457,761
                                                                   -----------
                                                                     3,223,139
                                                                   -----------
PHARMACEUTICALS - 1.8%
    108,435    Salix Pharmaceuticals, Ltd.*<F95>                     1,319,654
                                                                   -----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.7%
     41,748    Varian Semiconductor
               Equipment Associates, Inc.*<F95>                      1,900,369
                                                                   -----------
SOFTWARE - 2.7%
     21,356    Open Solutions Inc.*<F95>                               803,840
     35,631    THQ Inc.*<F95>                                        1,158,720
                                                                   -----------
                                                                     1,962,560
                                                                   -----------
SPECIALTY RETAIL - 5.2%
     61,610    Hibbett Sporting
               Goods, Inc.*<F95>                                     1,880,953
     40,734    Tractor Supply Company*<F95>                          1,821,217
                                                                   -----------
                                                                     3,702,170
                                                                   -----------
TRADING COMPANIES & DISTRIBUTORS - 5.7%
     47,852    Applied Industrial
               Technologies, Inc.                                    1,258,986
     94,690    Beacon Roofing
               Supply, Inc.*<F95>                                    1,782,066
     22,406    Watsco, Inc.                                          1,056,667
                                                                   -----------
                                                                     4,097,719
                                                                   -----------
               Total Common Stocks
               (Cost $60,370,975)                                   67,160,001
                                                                   -----------

COLLATERAL POOL INVESTMENT FOR
SECURITIES ON LOAN -  38.2%
(Cost $27,386,967)
(Please Refer to Note 6)                                            27,386,967
                                                                   -----------
 Principal
  Amount
 ---------
SHORT-TERM INVESTMENTS - 6.2%
MONEY MARKET FUNDS - 6.2%
  2,893,950    Short-Term Investment
               Company Liquid Assets
               Portfolio - AIM Fund                                  2,893,950
  1,525,987    Short-Term Investment
               Trust Prime Portfolio -
               AIM Fund                                              1,525,987
                                                                   -----------
               Total Short-Term
               Investments
               (Cost $4,419,937)                                     4,419,937
                                                                   -----------
               Total Investments
               (Cost $92,177,879) -
               138.0%                                               98,966,905
                                                                   -----------
               Liabilities in Excess of
               Other Assets - (38.0)%                              (27,254,731)
                                                                   -----------
               TOTAL NET
               ASSETS - 100.0%                                     $71,712,174
                                                                   -----------
                                                                   -----------

*<F95>    Non Income Producing

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

ADDITIONAL INFORMATION ON FUND EXPENSES       DECEMBER 31, 2006 (UNAUDITED)

EXAMPLE

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently the Fund's transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/06 - 12/31/06).

ACTUAL EXPENSES

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the sixth column of the table (entitled "Expenses Paid During Period") is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

ACTUAL VS. HYPOTHETICAL RETURNS
For the Six Months Ended December 31, 2006

                                                                                             HYPOTHETICAL (5% RETURN
                                                                      ACTUAL                     BEFORE EXPENSES)
                                                            ---------------------------    ---------------------------
                                FUND'S        BEGINNING      ENDING         EXPENSES        ENDING         EXPENSES
                              ANNUALIZED       ACCOUNT      ACCOUNT           PAID          ACCOUNT          PAID
                               EXPENSE          VALUE        VALUE           DURING          VALUE          DURING
                            RATIO(1)<F96>      7/1/06       12/31/06     PERIOD(1)<F96>    12/31/06     PERIOD(1)<F96>
                            -------------     ---------     --------     --------------    --------     --------------
BAIRD LARGECAP FUND
   Institutional Class          0.75%         $1,000.00    $1,059.40         $3.89         $1,021.42        $3.82
   Investor Class               1.00%         $1,000.00    $1,058.30         $5.19         $1,020.16        $5.09
BAIRD MIDCAP FUND
   Institutional Class          0.85%         $1,000.00    $1,002.40         $4.29         $1,020.92        $4.33
   Investor Class               1.10%         $1,000.00    $1,001.70         $5.55         $1,019.66        $5.60
BAIRD SMALLCAP FUND
   Institutional Class          0.95%         $1,000.00    $1,041.30         $4.89         $1,020.42        $4.84
   Investor Class               1.20%         $1,000.00    $1,040.70         $6.17         $1,019.16        $6.11

(1)<F96> Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

BAIRD FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES       DECEMBER 31, 2006

                                                                   BAIRD LARGECAP       BAIRD MIDCAP       BAIRD SMALLCAP
                                                                        FUND                FUND                FUND
                                                                   --------------       ------------       --------------
ASSETS:
   Investments, at value (cost $26,749,941;
     $33,956,506 and $73,635,144 respectively)                       $30,053,418         $41,284,620         $80,424,170
   Repurchase agreements (cost $3,143,627;
     $11,042,835 and $18,542,735 respectively)                         3,143,627          11,042,835          18,542,735
   Dividends receivable                                                   14,512               3,015               6,711
   Interest receivable                                                     1,902               4,826              14,588
   Receivable for investments sold                                            --           1,189,065                  --
   Receivable for fund shares sold                                         5,794               4,745             223,061
   Other assets                                                            6,032               5,838               4,691
                                                                     -----------         -----------         -----------
   Total assets                                                       33,225,285          53,534,944          99,215,956
                                                                     -----------         -----------         -----------
LIABILITIES:
   Payable for collateral received
     for securities loaned (See Note 6)                                4,643,026          16,309,878          27,386,967
   Payable to Advisor and Distributor                                      6,260              20,922              41,491
   Payable for fund shares repurchased                                     3,831               2,332               8,508
   Accrued expenses and other liabilities                                 41,891             120,977              66,816
                                                                     -----------         -----------         -----------
   Total liabilities                                                   4,695,008          16,454,109          27,503,782
                                                                     -----------         -----------         -----------
NET ASSETS                                                           $28,530,277         $37,080,835         $71,712,174
                                                                     -----------         -----------         -----------
                                                                     -----------         -----------         -----------
NET ASSETS CONSIST OF:
   Capital stock                                                     $27,988,668         $30,447,881         $64,831,661
   Accumulated undistributed net investment income                           203                  --                  --
   Accumulated net realized gain (loss) on investments sold           (2,762,071)           (695,160)             91,487
   Net unrealized appreciation on investments                          3,303,477           7,328,114           6,789,026
                                                                     -----------         -----------         -----------
NET ASSETS                                                           $28,530,277         $37,080,835         $71,712,174
                                                                     -----------         -----------         -----------
                                                                     -----------         -----------         -----------
INSTITUTIONAL CLASS SHARES
   Net Assets                                                        $27,442,329         $32,057,214         $64,008,514
   Shares outstanding
     ($0.01 par value, unlimited shares authorized)                    3,217,096           3,436,591           5,319,537
   Net asset value, offering and redemption price per share          $      8.53         $      9.33         $     12.03
                                                                     -----------         -----------         -----------
                                                                     -----------         -----------         -----------
INVESTOR CLASS SHARES
   Net Assets                                                        $ 1,087,948         $ 5,023,621         $ 7,703,660
   Shares outstanding
     ($0.01 par value, unlimited shares authorized)                      128,018             548,110             644,338
   Net asset value, offering and redemption price per share          $      8.50         $      9.17         $     11.96
                                                                     -----------         -----------         -----------
                                                                     -----------         -----------         -----------

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

STATEMENTS OF OPERATIONS       YEAR ENDED DECEMBER 31, 2006

                                                                   BAIRD LARGECAP       BAIRD MIDCAP       BAIRD SMALLCAP
                                                                        FUND                FUND                FUND
                                                                   --------------       ------------       --------------
INVESTMENT INCOME:
   Dividends                                                         $   287,210         $   381,998          $  170,585
   Interest                                                               25,259             102,625             109,624
   Income from securities lending                                          3,420              16,381              18,431
                                                                     -----------         -----------          ----------
   Total investment income                                               315,889             501,004             298,640
                                                                     -----------         -----------          ----------

EXPENSES:
   Investment advisory fees                                              172,798             549,742             518,853
   Administration fees                                                    11,864              35,147              27,537
   Shareholder servicing fees                                             17,456              22,340              82,313
   Fund accounting fees                                                   25,554              35,185              33,333
   Professional fees                                                      24,593              24,653              25,143
   Federal and state registration                                         26,294              29,172              26,760
   Directors fees                                                          8,030               7,990               8,270
   Custody fees                                                            6,441              20,954               9,110
   Reports to shareholders                                                 3,026               8,976              13,601
   Distribution fees - Investor Class Shares (See Note 8)                  4,265              12,185              12,573
   Miscellaneous expenses                                                  2,120               6,095               3,335
                                                                     -----------         -----------          ----------
   Total expenses                                                        302,441             752,439             760,828
   Expense reimbursement by Advisor                                      (98,794)           (117,213)           (168,361)
                                                                     -----------         -----------          ----------
   Total expenses                                                        203,647             635,226             592,467
                                                                     -----------         -----------          ----------
NET INVESTMENT INCOME (LOSS)                                             112,242            (134,222)           (293,827)
                                                                     -----------         -----------          ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                    3,822,130           5,175,206           1,686,398
   Change in unrealized appreciation/depreciation on investments      (3,222,372)         (5,482,914)          2,986,275
                                                                     -----------         -----------          ----------
   Net realized and unrealized gain (loss) on investments                599,758            (307,708)          4,672,673
                                                                     -----------         -----------          ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                          $   712,000         $  (441,930)         $4,378,846
                                                                     -----------         -----------          ----------
                                                                     -----------         -----------          ----------

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               BAIRD LARGECAP FUND
                                                                      -------------------------------------
                                                                          Year Ended          Year Ended
                                                                      December 31, 2006   December 31, 2005
                                                                      -----------------   -----------------
OPERATIONS:
   Net investment income                                                  $   112,242         $   273,336
   Net realized gain on investments                                         3,822,130           2,075,582
   Change in unrealized appreciation/depreciation on investments           (3,222,372)           (360,051)
                                                                          -----------         -----------
   Net increase in net assets resulting from operations                       712,000           1,988,867
                                                                          -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                8,900,784           4,077,942
   Shares issued to holders in reinvestment of dividends                      112,014             269,481
   Cost of shares redeemed                                                (10,858,598)        (42,940,244)
                                                                          -----------         -----------
   Net decrease in net assets resulting
     from capital share transactions                                       (1,845,800)        (38,592,821)
                                                                          -----------         -----------

DISTRIBUTIONS TO
  INSTITUTIONAL CLASS SHAREHOLDERS:
   From net investment income                                                (110,900)           (258,497)
                                                                          -----------         -----------

DISTRIBUTIONS TO
  INVESTOR CLASS SHAREHOLDERS:
   From net investment income                                                  (1,174)            (15,591)
                                                                          -----------         -----------

TOTAL DECREASE IN NET ASSETS                                               (1,245,874)        (36,878,042)

NET ASSETS:
   Beginning of year                                                       29,776,151          66,654,193
                                                                          -----------         -----------
   End of year (including undistributed net investment income
     of $203 and $35, respectively)                                       $28,530,277         $29,776,151
                                                                          -----------         -----------
                                                                          -----------         -----------

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                BAIRD MIDCAP FUND
                                                                      -------------------------------------
                                                                          Year Ended          Year Ended
                                                                      December 31, 2006   December 31, 2005
                                                                      -----------------   -----------------
OPERATIONS:
   Net investment loss                                                    $  (134,222)        $  (214,719)
   Net realized gain on investments                                         5,175,206           4,534,559
   Change in unrealized appreciation/depreciation on investments           (5,482,914)          1,330,768
                                                                          -----------         -----------
   Net increase (decrease) in net assets resulting from operations           (441,930)          5,650,608
                                                                          -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                               27,770,122          22,919,718
   Shares issued to holders in reinvestment of dividends                    6,860,350           2,763,152
   Cost of shares redeemed                                                (80,341,536)        (28,445,712)
                                                                          -----------         -----------
   Net decrease in net assets resulting
     from capital share transactions                                      (45,711,064)         (2,762,842)
                                                                          -----------         -----------

DISTRIBUTIONS TO
  INSTITUTIONAL CLASS SHAREHOLDERS:
   From net realized gains                                                 (5,953,538)         (2,976,399)
                                                                          -----------         -----------

DISTRIBUTIONS TO
  INVESTOR CLASS SHAREHOLDERS:
   From net realized gains                                                   (990,249)           (155,477)
                                                                          -----------         -----------

TOTAL DECREASE IN NET ASSETS                                              (53,096,781)           (244,110)

NET ASSETS:
   Beginning of year                                                       90,177,616          90,421,726
                                                                          -----------         -----------
   End of year                                                            $37,080,835         $90,177,616
                                                                          -----------         -----------
                                                                          -----------         -----------

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               BAIRD SMALLCAP FUND
                                                                      -------------------------------------
                                                                          Year Ended          Year Ended
                                                                      December 31, 2006   December 31, 2005
                                                                      -----------------   -----------------
OPERATIONS:
   Net investment loss                                                    $  (293,827)        $  (169,732)
   Net realized gain (loss) on investments                                  1,686,398            (622,142)
   Change in unrealized appreciation/depreciation on investments            2,986,275           2,209,185
                                                                          -----------         -----------
   Net increase in net assets resulting from operations                     4,378,846           1,417,311
                                                                          -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                               36,379,202          33,342,662
   Shares issued to holders in reinvestment of dividends                      420,515                  --
   Cost of shares redeemed                                                (16,364,194)         (4,785,759)
                                                                          -----------         -----------
   Net increase in net assets resulting
     from capital share transactions                                       20,435,523          28,556,903
                                                                          -----------         -----------

DISTRIBUTIONS TO
  INSTITUTIONAL CLASS SHAREHOLDERS:
   From net realized gains                                                   (425,164)                 --
                                                                          -----------         -----------

DISTRIBUTIONS TO
  INVESTOR CLASS SHAREHOLDERS:
   From net realized gains                                                    (50,691)                 --
                                                                          -----------         -----------

TOTAL INCREASE IN NET ASSETS                                               24,338,514          29,974,214

NET ASSETS:
   Beginning of period                                                     47,373,660          17,399,446
                                                                          -----------         -----------
   End of period                                                          $71,712,174         $47,373,660
                                                                          -----------         -----------
                                                                          -----------         -----------

The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                       BAIRD LARGECAP FUND - INSTITUTIONAL CLASS
                                                        -----------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                         2006            2005            2004             2003            2002
                                                        ------          ------          ------           ------          ------
Per Share Data:
   Net asset value, beginning of period                 $8.33            $8.13           $7.78           $6.41           $8.63
                                                        -----            -----           -----           -----           -----
Income from investment operations:
   Net investment income                                 0.04             0.04(1)<F97>    0.06(1)<F97>    0.02            0.02
   Net realized and unrealized
     gains (losses) on investments                       0.20             0.24            0.35            1.37           (2.22)
                                                        -----            -----           -----           -----           -----
   Total from investment operations                      0.24             0.28            0.41            1.39           (2.20)
                                                        -----            -----           -----           -----           -----
Less distributions:
   Dividends from net investment income                 (0.04)           (0.08)          (0.06)          (0.02)          (0.02)
                                                        -----            -----           -----           -----           -----
Net asset value, end of period                          $8.53            $8.33           $8.13           $7.78           $6.41
                                                        -----            -----           -----           -----           -----
                                                        -----            -----           -----           -----           -----
Total return                                            2.89%            3.39%           5.21%          21.75%        (25.53)%
Supplemental data and ratios:
   Net assets, end of period                      $27,442,329      $27,375,626     $64,754,140     $59,743,783     $48,900,767
   Ratio of expenses to average net assets              0.75%            0.75%           0.75%           0.75%           0.75%
   Ratio of expenses to average
     net assets (before waivers)                        1.12%            0.93%           0.93%           0.95%           0.95%
   Ratio of net investment income
     to average net assets                              0.44%            0.46%           0.72%           0.34%           0.23%
   Ratio of net investment income
     to average net assets (before waivers)             0.07%            0.28%           0.54%           0.14%           0.03%
   Portfolio turnover rate(2)<F98>                      63.9%            28.6%           23.2%           24.8%           16.2%

(1)<F97>  Calculated using average shares outstanding during the period.
(2)<F98> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                         BAIRD LARGECAP FUND - INVESTOR CLASS
                                                        -----------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                         2006            2005            2004             2003            2002
                                                        ------          ------          ------           ------          ------
Per Share Data:
   Net asset value, beginning of period                 $8.29            $8.09           $7.75           $6.40           $8.61
                                                        -----            -----           -----           -----           -----
Income from investment operations:
   Net investment income (loss)                          0.01             0.02(1)         0.04(1)         0.01           (0.00)(2)
                                                                            <F99>           <F99>                             <F1>
   Net realized and unrealized
     gains (losses) on investments                       0.21             0.23            0.35            1.35           (2.21)
                                                        -----            -----           -----           -----           -----
   Total from investment operations                      0.22             0.25            0.39            1.36           (2.21)
                                                        -----            -----           -----           -----           -----
Less distributions:
   Dividends from net investment income                 (0.01)           (0.05)          (0.05)          (0.01)          (0.00)(2)
                                                                                                                              <F1>
                                                        -----            -----           -----           -----           -----
Net asset value, end of period                          $8.50            $8.29           $8.09           $7.75           $6.40
                                                        -----            -----           -----           -----           -----
                                                        -----            -----           -----           -----           -----
Total return                                            2.64%            3.15%           5.00%          21.20%        (25.65)%
Supplemental data and ratios:
   Net assets, end of period                       $1,087,948       $2,400,525      $1,900,053        $634,160        $647,018
   Ratio of expenses to average net assets              1.00%            1.00%           1.00%           1.00%           1.00%
   Ratio of expenses to average
     net assets (before waivers)                        1.37%            1.18%           1.18%           1.20%           1.20%
   Ratio of net investment income (loss)
     to average net assets                              0.19%            0.21%           0.47%           0.09%         (0.02)%
   Ratio of net investment income (loss)
     to average net assets (before waivers)           (0.18)%            0.03%           0.29%         (0.11)%         (0.22)%
   Portfolio turnover rate(3)<F2>                       63.9%            28.6%           23.2%           24.8%           16.2%

(1)<F99>  Calculated using average shares outstanding during the period.
(2)<F1>   Amount is less than $0.01.
(3)<F2> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                        BAIRD MIDCAP FUND - INSTITUTIONAL CLASS
                                                        -----------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                         2006            2005            2004             2003            2002
                                                        ------          ------          ------           ------          ------
Per Share Data:
   Net asset value, beginning of period                $11.12           $10.91           $9.72           $7.66           $9.11
                                                       ------           ------           -----           -----           -----
Income from investment operations:
   Net investment loss                                  (0.02)(1)        (0.02)(1)       (0.04)(1)       (0.07)          (0.07)(1)
                                                             <F3>             <F3>            <F3>                            <F3>
   Net realized and unrealized
     gains (losses) on investments                       0.46             0.63            1.25            2.13           (1.38)
                                                       ------           ------           -----           -----           -----
   Total from investment operations                      0.44             0.61            1.21            2.06           (1.45)
                                                       ------           ------           -----           -----           -----
Less distributions:
   Distributions from net realized gains                (2.23)           (0.40)          (0.02)             --              --
                                                       ------           ------           -----           -----           -----
Net asset value, end of period                          $9.33           $11.12          $10.91           $9.72           $7.66
                                                       ------           ------           -----           -----           -----
                                                       ------           ------           -----           -----           -----
Total return                                            3.93%            5.56%          12.44%          26.89%        (15.92)%
Supplemental data and ratios:
   Net assets, end of period                      $32,057,214      $85,670,669     $86,476,869     $28,629,656     $20,864,264
   Ratio of expenses to average net assets              0.85%            0.85%           0.85%           1.20%           1.25%
   Ratio of expenses to average
     net assets (before waivers)                        1.01%            0.98%           1.05%           1.20%           1.39%
   Ratio of net investment loss
     to average net assets                            (0.17)%          (0.21)%         (0.43)%         (0.81)%         (0.84)%
   Ratio of net investment loss
     to average net assets (before waivers)           (0.33)%          (0.34)%         (0.63)%         (0.81)%         (0.98)%
   Portfolio turnover rate(2)<F4>                       78.6%            77.4%           77.9%           81.8%           55.4%

(1)<F3>   Calculated using average shares outstanding during the period.
(2)<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                          BAIRD MIDCAP FUND - INVESTOR CLASS
                                                        -----------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                         2006            2005            2004             2003            2002
                                                        ------          ------          ------           ------          ------
Per Share Data:
   Net asset value, beginning of period                $10.99           $10.82           $9.65           $7.63           $9.09
                                                       ------           ------           -----           -----           -----
Income from investment operations:
   Net investment loss                                  (0.04)           (0.05)(1)       (0.07)(1)       (0.09)          (0.09)(1)
                                                                              <F5>            <F5>                            <F5>
   Net realized and unrealized
     gains (losses) on investments                       0.45             0.62            1.26            2.11           (1.37)
                                                       ------           ------           -----           -----           -----
   Total from investment operations                      0.41             0.57            1.19            2.02           (1.46)
                                                       ------           ------           -----           -----           -----
Less distributions:
   Distributions from net realized gains                (2.23)           (0.40)          (0.02)             --              --
                                                       ------           ------           -----           -----           -----
Net asset value, end of period                          $9.17           $10.99          $10.82           $9.65           $7.63
                                                       ------           ------           -----           -----           -----
                                                       ------           ------           -----           -----           -----
Total return                                            3.73%            5.24%          12.32%          26.47%        (16.06)%
Supplemental data and ratios:
   Net assets, end of period                       $5,023,621       $4,506,947      $3,944,857        $959,209        $801,703
   Ratio of expenses to average net assets              1.10%            1.10%           1.10%           1.45%           1.50%
   Ratio of expenses to average
     net assets (before waivers)                        1.26%            1.23%           1.30%           1.45%           1.64%
   Ratio of net investment loss
     to average net assets                            (0.42)%          (0.46)%         (0.68)%         (1.06)%         (1.09)%
   Ratio of net investment loss
     to average net assets (before waivers)           (0.58)%          (0.59)%         (0.88)%         (1.06)%         (1.23)%
   Portfolio turnover rate(2)<F6>                       78.6%            77.4%           77.9%           81.8%           55.4%

(1)<F5>   Calculated using average shares outstanding during the period.
(2)<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                                 BAIRD SMALLCAP FUND - INSTITUTIONAL CLASS
                                                                          --------------------------------------------------------
                                                                           Year Ended          Year Ended     June 30, 2004(1)<F7>
                                                                          December 31,        December 31,          through
                                                                              2006                2005         December 31, 2004
                                                                          ------------        ------------     -----------------
Per Share Data:
   Net asset value, beginning of period                                      $11.20              $10.84              $10.00
                                                                             ------              ------              ------
Income from investment operations:
   Net investment loss(2)<F8>                                                 (0.05)              (0.06)              (0.03)
   Net realized and unrealized gains on investments                            0.96                0.42                0.87
                                                                             ------              ------              ------
   Total from investment operations                                            0.91                0.36                0.84
                                                                             ------              ------              ------
Less distributions:
   Distributions from net realized gains                                      (0.08)                 --                  --
                                                                             ------              ------              ------
Net asset value, end of period                                               $12.03              $11.20              $10.84
                                                                             ------              ------              ------
                                                                             ------              ------              ------
Total return                                                                  8.13%               3.32%               8.40%(3)<F9>
Supplemental data and ratios:
   Net assets, end of period                                            $64,008,514         $45,010,093         $17,331,262
   Ratio of expenses to average net assets                                    0.95%               0.95%               0.95%(4)<F10>
   Ratio of expenses to average net assets (before waivers)                   1.23%               1.31%               1.89%(4)<F10>
   Ratio of net investment loss to average net assets                       (0.46)%             (0.57)%             (0.65)%(4)<F10>
   Ratio of net investment loss to average net assets (before waivers)      (0.74)%             (0.93)%             (1.59)%(4)<F10>
   Portfolio turnover rate(5)<F11>                                            52.8%               56.4%               34.7%(3)<F9>

(1)<F7>   Commencement of operations.
(2)<F8>   Calculated using average shares outstanding during the period.
(3)<F9>   Not annualized.
(4)<F10>  Annualized.
(5)<F11> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

FINANCIAL HIGHLIGHTS

                                                                                    BAIRD SMALLCAP FUND - INVESTOR CLASS
                                                                          --------------------------------------------------------
                                                                           Year Ended          Year Ended    June 30, 2004(1)<F12>
                                                                          December 31,        December 31,          through
                                                                              2006                2005         December 31, 2004
                                                                          ------------        ------------     -----------------
Per Share Data:
   Net asset value, beginning of period                                      $11.16              $10.83              $10.00
                                                                             ------              ------              ------
Income from investment operations:
   Net investment loss(2)<F13>                                                (0.08)              (0.09)              (0.05)
   Net realized and unrealized gains on investments                            0.96                0.42                0.88
                                                                             ------              ------              ------
   Total from investment operations                                            0.88                0.33                0.83
                                                                             ------              ------              ------
Less distributions:
   Distributions from net realized gains                                      (0.08)                 --                  --
                                                                             ------              ------              ------
Net asset value, end of period                                               $11.96              $11.16              $10.83
                                                                             ------              ------              ------
                                                                             ------              ------              ------
Total return                                                                  7.89%               3.05%               8.30%(3)<F14>
Supplemental data and ratios:
   Net assets, end of period                                             $7,703,660          $2,363,567             $68,184
   Ratio of expenses to average net assets                                    1.20%               1.20%               1.20%(4)<F15>
   Ratio of expenses to average net assets (before waivers)                   1.48%               1.56%               2.14%(4)<F15>
   Ratio of net investment loss to average net assets                       (0.71)%             (0.82)%             (0.90)%(4)<F15>
   Ratio of net investment loss to average net assets (before waivers)      (0.99)%             (1.18)%             (1.84)%(4)<F15>
   Portfolio turnover rate(5)<F16>                                            52.8%               56.4%               34.7%(3)<F14>

(1)<F12>  Commencement of operations.
(2)<F13>  Calculated using average shares outstanding during the period.
(3)<F14>  Not annualized.
(4)<F15>  Annualized.
(5)<F16> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   The accompanying notes are an integral part of these financial statements.

BAIRD FUNDS, INC.

NOTES TO THE FINANCIAL STATEMENTS       DECEMBER 31, 2006

1.   ORGANIZATION

Baird Funds, Inc. (the "Corporation") was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The accompanying financial statements include the Baird LargeCap Fund, the Baird MidCap Fund and the Baird SmallCap Fund (each a "Fund" and collectively the "Funds"), three of the eight portfolios comprising the Corporation. Pursuant to the 1940 Act, the Funds are "diversified" series of the Corporation. The investment advisor to the Funds is Robert W. Baird & Co. Incorporated ("Baird" or the "Advisor").

The Baird LargeCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on September 29, 2000. The Baird MidCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on December 29, 2000. The Baird SmallCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on June 30, 2004. The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee up to 0.25%.

The Baird LargeCap Fund seeks long-term growth of capital through investments in equity securities of large-capitalization companies. Dividend income is a secondary consideration.

The Baird MidCap Fund seeks long-term growth of capital through investments in equity securities of mid-capitalization companies.

The Baird SmallCap Fund seeks long-term growth of capital through investments in equity securities of small-capitalization companies.

On December 31, 2006, one shareholder related to the Advisor held approximately 58% of the Baird LargeCap Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a) Investment Valuation - Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and asked price. Because market quotations for most debt securities are not readily available, debt securities are stated at fair value as furnished by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost plus or minus any amortized discount or premium. Investments in mutual funds are valued at their stated net asset value.

     Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation's Board of Directors. In accordance with such procedures, the Advisor may use broker quotes or, if the broker quotes are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor. In determining fair value, the valuation committee takes into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements". SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of adoption of SFAS No. 157 on its financial statements.

b) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect those values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund's securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.

c) Federal Income Taxes - The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. A tax position that meets the more-likely-than-not threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Funds' financial statements.

d) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, are declared and paid at least annually.

e) Allocation of Income and Expenses - Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares. Income, expenses, and realized and unrealized gains and losses are allocated to the classes based on their respective net assets. Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets.

f) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified in the capital accounts.

h) Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown and this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be remote.

3.   CAPITAL SHARE TRANSACTIONS

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

BAIRD LARGECAP FUND

                                           Year Ended                                                            Year Ended
                                       December 31, 2006                                                      December 31, 2006
                                    ------------------------                                               -----------------------
INSTITUTIONAL CLASS SHARES           Amount          Shares             INVESTOR CLASS SHARES               Amount         Shares
                                    --------        --------                                               --------       --------
Shares sold                       $ 8,494,502      1,011,084            Shares sold                      $   406,282        48,746
Shares issued through                                                   Shares issued through
  reinvestment of dividends           110,843         12,995              reinvestment of dividends            1,171           138
Shares redeemed                    (9,118,187)    (1,094,378)           Shares redeemed                   (1,740,411)     (210,595)
                                  -----------     ----------                                             -----------      --------
Net Decrease                      $  (512,842)       (70,299)           Net Decrease                     $(1,332,958)     (161,711)
                                  -----------                                                            -----------
                                  -----------                                                            -----------
Shares Outstanding:                                                     Shares Outstanding:
Beginning of period                                3,287,395            Beginning of period                                289,729
                                                  ----------                                                              --------
End of period                                      3,217,096            End of period                                      128,018
                                                  ----------                                                              --------
                                                  ----------                                                              --------

                                           Year Ended                                                            Year Ended
                                       December 31, 2005                                                      December 31, 2005
                                    ------------------------                                               -----------------------
INSTITUTIONAL CLASS SHARES           Amount          Shares             INVESTOR CLASS SHARES               Amount         Shares
                                    --------        --------                                               --------       --------
Shares sold                      $  3,287,419        410,040            Shares sold                        $ 790,523        98,881
Shares issued through                                                   Shares issued through
  reinvestment of dividends           253,910         30,227              reinvestment of dividends           15,571         1,863
Shares redeemed                   (42,566,187)    (5,113,671)           Shares redeemed                     (374,057)      (45,879)
                                 ------------     ----------                                               ---------       -------
Net Decrease                     $(39,024,858)    (4,673,404)           Net Increase                       $ 432,037        54,865
                                 ------------                                                              ---------
                                 ------------                                                              ---------
Shares Outstanding:                                                     Shares Outstanding:
Beginning of period                                7,960,799            Beginning of period                                234,864
                                                  ----------                                                               -------
End of period                                      3,287,395            End of period                                      289,729
                                                  ----------                                                               -------
                                                  ----------                                                               -------

BAIRD MIDCAP FUND

                                           Year Ended                                                            Year Ended
                                       December 31, 2006                                                      December 31, 2006
                                    ------------------------                                               -----------------------
INSTITUTIONAL CLASS SHARES           Amount          Shares             INVESTOR CLASS SHARES               Amount         Shares
                                    --------        --------                                               --------       --------
Shares sold                      $ 24,906,207      2,109,560            Shares sold                       $2,863,915       250,734
Shares issued through                                                   Shares issued through
  reinvestment of dividends         5,870,101        625,975              reinvestment of dividends          990,249       107,988
Shares redeemed                   (77,918,215)    (7,000,989)           Shares redeemed                   (2,423,321)     (220,539)
                                 ------------     ----------                                              ----------      --------
Net Decrease                     $(47,141,907)    (4,265,454)           Net Increase                      $1,430,843       138,183
                                 ------------                                                             ----------
                                 ------------                                                             ----------
Shares Outstanding:                                                     Shares Outstanding:
Beginning of period                                7,702,045            Beginning of period                                409,927
                                                  ----------                                                              --------
End of period                                      3,436,591            End of period                                      548,110
                                                  ----------                                                              --------
                                                  ----------                                                              --------

                                           Year Ended                                                            Year Ended
                                       December 31, 2005                                                      December 31, 2005
                                    ------------------------                                               -----------------------
INSTITUTIONAL CLASS SHARES           Amount          Shares             INVESTOR CLASS SHARES               Amount         Shares
                                    --------        --------                                               --------       --------
Shares sold                       $21,848,259      2,032,237            Shares sold                       $1,071,459        99,399
Shares issued through                                                   Shares issued through
  reinvestment of dividends         2,612,352        234,082              reinvestment of dividends          150,800        13,672
Shares redeemed                   (27,724,642)    (2,488,411)           Shares redeemed                     (721,070)      (67,838)
                                  -----------     ----------                                              ----------       -------
Net Decrease                      $(3,264,031)      (222,092)           Net Increase                      $  501,189        45,233
                                  -----------                                                             ----------
                                  -----------                                                             ----------
Shares Outstanding:                                                     Shares Outstanding:
Beginning of period                                7,924,137            Beginning of period                                364,694
                                                  ----------                                                               -------
End of period                                      7,702,045            End of period                                      409,927
                                                  ----------                                                               -------
                                                  ----------                                                               -------

BAIRD SMALLCAP FUND

                                           Year Ended                                                            Year Ended
                                       December 31, 2006                                                      December 31, 2006
                                    ------------------------                                               -----------------------
INSTITUTIONAL CLASS SHARES           Amount          Shares             INVESTOR CLASS SHARES               Amount         Shares
                                    --------        --------                                               --------       --------
Shares sold                       $30,531,287      2,601,055            Shares sold                       $5,847,915       501,916
Shares issued through                                                   Shares issued through
  reinvestment of dividends           369,831         30,717              reinvestment of dividends           50,684         4,238
Shares redeemed                   (15,510,501)    (1,330,621)           Shares redeemed                     (853,693)      (73,644)
                                  -----------     ----------                                              ----------       -------
Net Increase                      $15,390,617      1,301,151            Net Increase                      $5,044,906       432,510
                                  -----------                                                             ----------
                                  -----------                                                             ----------
Shares Outstanding:                                                     Shares Outstanding:
Beginning of period                                4,018,386            Beginning of period                                211,828
                                                  ----------                                                               -------
End of period                                      5,319,537            End of period                                      644,338
                                                  ----------                                                               -------
                                                  ----------                                                               -------

                                           Year Ended                                                            Year Ended
                                       December 31, 2005                                                      December 31, 2005
                                    ------------------------                                               -----------------------
INSTITUTIONAL CLASS SHARES           Amount          Shares             INVESTOR CLASS SHARES               Amount         Shares
                                    --------        --------                                               --------       --------
Shares sold                       $30,846,152      2,842,497            Shares sold                       $2,496,510       225,110
Shares redeemed                    (4,571,120)      (422,581)           Shares redeemed                     (214,639)      (19,578)
                                  -----------      ---------                                              ----------       -------
Net Increase                      $26,275,032      2,419,916            Net Increase                      $2,281,871       205,532
                                  -----------                                                             ----------
                                  -----------                                                             ----------
Shares Outstanding:                                                     Shares Outstanding:
Beginning of period                                1,598,470            Beginning of period                                  6,296
                                                   ---------                                                               -------
End of period                                      4,018,386            End of period                                      211,828
                                                   ---------                                                               -------
                                                   ---------                                                               -------

4.   INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

During the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) were as follows:

                     Baird             Baird             Baird
                 LargeCap Fund      MidCap Fund      SmallCap Fund
                 -------------      -----------      -------------
Purchases:        $16,853,812       $ 55,290,297      $47,721,521
Sales:            $23,445,807       $108,457,760      $31,261,039

At December 31, 2006, accumulated earnings/losses on a tax basis were as follows:

                                                  LARGECAP             MIDCAP             SMALLCAP
                                                    FUND                FUND                FUND
                                                  --------             ------             --------
Cost of Investments                              $26,810,528         $34,871,277         $73,693,370
                                                 -----------         -----------         -----------
                                                 -----------         -----------         -----------
Gross unrealized appreciation                    $ 3,834,888         $ 8,153,894         $ 9,953,396
Gross unrealized depreciation                       (591,998)         (1,740,551)         (3,222,596)
                                                 -----------         -----------         -----------
Net unrealized appreciation                      $ 3,242,890         $ 6,413,343         $ 6,730,800
                                                 -----------         -----------         -----------
                                                 -----------         -----------         -----------
Undistributed ordinary income                    $       203         $        --         $   221,455
Undistributed long-term capital gain                      --             219,611                  12
                                                 -----------         -----------         -----------
Total distributable earnings                     $       203         $   219,611         $   221,467
                                                 -----------         -----------         -----------
                                                 -----------         -----------         -----------
Other accumulated losses                         $(2,701,484)        $        --         $   (71,754)
                                                 -----------         -----------         -----------
Total accumulated earnings                       $   541,609         $ 6,632,954         $ 6,880,513
                                                 -----------         -----------         -----------
                                                 -----------         -----------         -----------

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the Baird SmallCap Fund elected to defer capital losses occurring between November 1, 2006 and December 31, 2006 in the amount of $71,754.

At December 31, 2006, the Baird LargeCap Fund had accumulated net realized capital loss carryovers of $1,167,011 that expire in 2012 and $1,534,473 that expire in 2011. To the extent the Funds realize future net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryovers. During the year ended December 31, 2006, the Baird LargeCap Fund utilized $3,842,197 in capital loss carryovers from previous years. During the year ended December 31, 2006 the Baird SmallCap Fund utilized $545,967 in capital loss carryovers from previous years.

During the year ended December 31, 2006, the Funds paid the following dividends:

                      ORDINARY INCOME DIVIDENDS    NET LONG-TERM CAPITAL GAINS
                      -------------------------    ---------------------------
Baird LargeCap Fund            $112,074                             --
Baird MidCap Fund               355,507                     $6,588,280
Baird SmallCap Fund                  --                        475,855

During the year ended December 31, 2005, the Funds paid the following dividends:

                      ORDINARY INCOME DIVIDENDS    NET LONG-TERM CAPITAL GAINS
                      -------------------------    ---------------------------
Baird LargeCap Fund            $274,088                             --
Baird MidCap Fund               674,962                     $2,456,914
Baird SmallCap Fund                  --                             --

5.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.65% for the Baird LargeCap Fund, 0.75% for the Baird MidCap Fund and 0.85% for the Baird SmallCap Fund as applied to the respective Fund's average daily net assets. Certain officers of the Advisor are also officers of the Funds.

For the year ended December 31, 2006 and through April 30, 2007, and again for the year ended December 31, 2007 and through April 30, 2008 the Advisor has contractually agreed to waive its investment advisory fee and/or reimburse the Funds' operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that each Fund's operating expenses do not exceed the following percentages of average daily net assets:

                      INSTITUTIONAL CLASS SHARES      INVESTOR CLASS SHARES
                      --------------------------      ---------------------
Baird LargeCap Fund             0.75%                         1.00%
Baird MidCap Fund               0.85%                         1.10%
Baird SmallCap Fund             0.95%                         1.20%

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which expenses were reimbursed or absorbed. A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

                                            Fiscal Period Ended December 31,
                                            --------------------------------
                                            2006          2005          2004
                                            ----          ----          ----
   REIMBURSED / ABSORBED EXPENSES SUBJECT
     TO RECOVERY BY ADVISOR UNTIL:          2009          2008          2007
   BAIRD LARGECAP FUND                    $ 98,794      $109,024      $114,127
   BAIRD MIDCAP FUND                      $117,213      $129,774      $116,179
   BAIRD SMALLCAP FUND                    $168,361      $104,335      $ 72,320

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the "Distributor") is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Fund for the year ended December 31, 2006.

6.   SECURITIES LENDING

Each Fund may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by U.S. Bancorp Asset Management, an affiliate of the Funds' custodian, transfer agent and administrator. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security, length of the loan and credit standing of the borrower. Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Each Fund has the right under the terms of the securities lending agreement to recover the securities from the borrower on demand.

As of December 31, 2006, the Baird LargeCap, Baird MidCap and Baird SmallCap Funds had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the custodian with the approval of the Advisor. Although the cash collateral is generally invested in readily marketable, high quality, short-term obligations, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although this risk is mitigated by the collateral and by contract with the securities lending agent.

As of December 31, 2006, the market value of the securities on loan and payable on collateral due to broker were as follows:

                               MARKET VALUE OF        PAYABLE ON COLLATERAL
                             SECURITIES ON LOAN           DUE TO BROKER
                             ------------------       ---------------------
Baird LargeCap Fund              $ 4,471,398               $ 4,643,026
Baird MidCap Fund                 15,683,569                16,309,878
Baird SmallCap Fund               26,104,491                27,386,967

Individual reinvested cash collateral jointly pooled with collateral received by other Baird Funds as of December 31, 2006 is as follows:

                                         LARGECAP             MIDCAP            SMALLCAP             OTHER
                                           FUND                FUND               FUND            BAIRD FUNDS            TOTAL
                                         --------             ------            --------          -----------            -----
Morgan Stanley
  Repurchase Agreement(1)<F17>          $1,700,327         $ 5,972,854         $10,029,404        $ 68,297,415        $ 86,000,000

Lehman Brothers
Repurchase Agreement(2)<F18>               790,850           2,778,072           4,664,839          31,766,239          40,000,000

CS First Boston
Repurchase Agreement(3)<F19>               237,255             833,421           1,399,452           9,529,872          12,000,000

Rams Funding LLC
Discount Commercial Paper                  237,255             833,421           1,399,452           9,529,872          12,000,000

CS First Boston
Repurchase Agreement(4)<F20>               217,483             763,970           1,282,831           8,735,716          11,000,000

Thornburg Mortgage Capital
Discount Commercial Paper                  217,484             763,970           1,282,831           8,735,715          11,000,000

Antalis Fund                               197,712             694,518           1,166,210           7,941,560          10,000,000

CS First Boston
Repurchase Agreement(5)<F21>               197,712             694,518           1,166,209           7,941,561          10,000,000

Jupiter Sect.                              197,712             694,518           1,166,210           7,941,560          10,000,000

Lakeside Funding LLC Interest
Bearing Commercial Paper                   197,712             694,518           1,166,210           7,941,560          10,000,000

Concord Minutemen
Capital Company Interest
Bearing Commercial Paper                   138,399             486,163             816,347           5,559,091           7,000,000

Stratford                                  118,627             416,711             699,726           4,764,936           6,000,000

Leguna Interest Bearing
Commercial Paper                            98,856             347,259             583,105           3,970,780           5,000,000

Concord Minutemen
Capital Company Interest
Bearing Commercial Paper                    79,085             277,807             466,484           3,176,624           4,000,000

Federated Prime Obligations Fund            16,556              58,156              97,654             664,993             837,359

Merrill Lynch Premier
Institutional Fund                               1                   2                   3                  21                  27
                                        ----------         -----------         -----------        ------------        ------------
                                        $4,643,026         $16,309,878         $27,386,967        $186,497,515        $234,837,386
                                        ----------         -----------         -----------        ------------        ------------
                                        ----------         -----------         -----------        ------------        ------------

(1)<F17>  (Dated 12/29/06), 5.40%, Due 01/02/07 (Repurchase Proceeds
          $86,038,700), (Collateralized by Mortgage Backed Securities)
(2)<F18>  (Dated 12/29/06), 5.3925%, Due 01/02/07 (Repurchase Proceeds
          $40,023,967), (Collateralized by Corporate Bonds)
(3)<F19>  (Dated 12/29/06), 5.325%, Due 01/02/07 (Repurchase Proceeds
          $12,007,093), (Collateralized by Mortgage Backed Securities)
(4)<F20>  (Dated 12/29/06), 5.32%, Due 01/02/07 (Repurchase Proceeds
          $11,006,502), (Collateralized by Agency Mortgage Backed Securities)
(5)<F21>  (Dated 12/29/06), 5.3625%, Due 01/02/07 (Repurchase Proceeds
          $10,005,958), (Collateralized by Mortgage Backed Securities)

7.   LINE OF CREDIT

During the course of operations, certain Funds' custody accounts with U.S. Bank, N.A. (the "Bank") were overdrawn at times during the year due to shareholder redemptions within those Funds. In May 2006, Baird Funds, Inc. entered into an uncommitted, senior secured line of credit ("LOC") with U.S. Bank, N.A. to provide the Funds a temporary liquidity source to meet unanticipated redemptions. Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds' agreement with the Bank. The Bank charges interest at the Bank's Prime Rate less 1% (weighted average rate of 7.20% during 2006). For the year ended December 31, 2006, the Baird LargeCap Fund and Baird MidCap Fund incurred $533 and $1,595 in interest charges respectively, which are included in the Funds' custody fees, on average daily loan balances of $11,975 and $35,828. The Baird SmallCap Fund did not draw upon the LOC during 2006.

8.   DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

The Funds have adopted a distribution and shareholder service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds' Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.25% of the average daily net assets of the Funds' Investor Class Shares. The Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Fund incurred $4,265, $12,185 and $12,573, respectively, in fees pursuant to the Plan during the year ended December 31, 2006.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Baird Funds, Inc:

We have audited the accompanying statements of assets and liabilities of Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Fund (three of the portfolios constituting Baird Funds, Inc., hereafter referred to as the "Funds"), including the schedules of investments as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 22, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds were not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Baird Funds, Inc. as of December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             /s/Grant Thornton LLP

Chicago, Illinois
February 19, 2007

BAIRD FUNDS, INC.

DIRECTORS & OFFICERS AS OF DECEMBER 31, 2006

                                                                                                     Number of
                                                                                                     Portfolios   Other
                         Position(s)    Term of Office   Principal                                   in Complex   Directorships
                         Held with      and Length of    Occupation(s)                               Overseen     Held
Name, Address, and Age   the Funds      Time Served      During Past 5 Years                         by Director  by Director
-----------------------  -----------    --------------   -------------------                         -----------  -------------

G. Frederick             Director       Indefinite;      Retired; Chairman, the Advisor (January         8        Director of
   Kasten, Jr. *<F22>    And            Since September  2000-December 2005); Chairman & CEO,                     Regal-Beloit
777 East                 Chairman       2000             the Advisor (January 1998-January 2000);                 Corporation,
   Wisconsin Avenue                                      President, Chairman and CEO, the Advisor                 a manufacturing
Milwaukee, WI  53202                                     (June 1983-January 1998); President, the                 company
Age:  67                                                 Advisor (January 1979-January 1983)

John W. Feldt            Independent    Indefinite;      Retired; Senior Vice President-Finance,         8        Director of
University of            Director       Since September  University of Wisconsin Foundation                       Thompson
   Wisconsin Foundation                                  (1985-2006); Vice President-Finance,                     Plumb Funds,
1848 University Avenue                  2000             University of Wisconsin Foundation                       Inc., a mutual
Madison, WI  53705                                       (1980-1985); Associate Director,                         fund complex
Age:  64                                                 University of Wisconsin Foundation                       of which Mr.
                                                         (1967-1980)                                              Feldt oversees
                                                                                                                  2 portfolios;
                                                                                                                  Director of
                                                                                                                  Nakoma Mutual
                                                                                                                  Funds, a mutual
                                                                                                                  fund complex of
                                                                                                                  which Mr. Feldt
                                                                                                                  oversees 1
                                                                                                                  portfolio

George C. Kaiser         Independent    Indefinite;      CEO, George Kaiser & Co., a business            8        None
759 N. Milwaukee Street  Director       Since September  consulting company, since 1999; Chairman
Milwaukee, WI  53202                    2000             and CEO, Hanger Tight Company, a
Age:  73                                                 manufacturing company (1988-1999);
                                                         Chairman and CEO, Interstore Transfer
                                                         Systems, Ltd., a manufacturing company
                                                         (1992-1999); Chairman, International
                                                         Retail Services Group, Ltd. (1995-1999);
                                                         Executive Vice President, Arandell Schmidt
                                                         Co., a catalog printer company (1984-1987);
                                                         various positions Arthur Andersen & Co.
                                                         (1957-1964, 1967-1984), most recently
                                                         serving as Partner (1969-1984); Secretary
                                                         of Administration, State of
                                                         Wisconsin (1965-1967)

Frederick P.             Independent    Indefinite;      Retired; Chairman Emeritus, Briggs &            8        Director of
   Stratton, Jr.         Director       Since May        Stratton Corporation, a manufacturing                    Midwest Air
10134 N. Port Washington                2004             company, since 2003; Chairman of the                     Group, Inc., an
  Road, #2B                                              Board, Briggs & Stratton Corporation                     airline company;
Mequon, WI  53092                                        (2001-2002); Chairman and CEO, Briggs                    Weyco Group,
Age:  67                                                 & Stratton Corporation (1986-2001)                       Inc., a men's
                                                                                                                  footwear
                                                                                                                  distributor;
                                                                                                                  Wisconsin
                                                                                                                  Energy
                                                                                                                  Corporation and
                                                                                                                  its subsidiaries
                                                                                                                  Wisconsin
                                                                                                                  Electric Power
                                                                                                                  Company and
                                                                                                                  Wisconsin Gas
                                                                                                                  LLC

*<F22> Mr. Kasten is an "interested person" of the Corporation (as defined in the 1940 Act) because of his ownership of stock of the Advisor.

                                                                                                     Number of
                                                                                                     Portfolios   Other
                         Position(s)    Term of Office   Principal                                   in Complex   Directorships
                         Held with      and Length of    Occupation(s)                               Overseen     Held
Name, Address, and Age   the Funds      Time Served      During Past 5 Years                         by Director  by Director
-----------------------  -----------    --------------   -------------------                         -----------  -------------

Mary Ellen Stanek        President      Re-elected by    Managing Director, the Advisor, and             N/A      N/A
777 East                                Board annually;  Chief Investment Officer, Baird
   Wisconsin Avenue                     Since September  Advisors, a department of the Advisor,
Milwaukee, WI  53202                    2000             since March 2000; President and CEO,
Age:  50                                                 Firstar Investment Research & Management
                                                         Company, LLC ("FIRMCO") (November
                                                         1998-February 2000); President, Firstar
                                                         Funds, Inc. (December 1998-February 2000);
                                                         President and Chief Operating Officer,
                                                         FIRMCO (March 1994-November 1998)

J. Bary Morgan           Senior Vice    Re-elected by    Chief Investment Officer, Baird                 N/A      N/A
777 East                 President      Board annually;  Investment Management, a department
   Wisconsin Avenue                     Since February   of the Advisor, since January 2004;
Milwaukee, WI 53202                     2003             Managing Director, the Advisor since
Age: 41                                                  January 2001; Director, Baird Investment
                                                         Management (January 2001-January 2004);
                                                         Senior Vice President, the Advisor
                                                         (January 2000-January 2001); First
                                                         Vice President, the Advisor (January
                                                         1996-January 2000)

Todd S. Nichol           Vice           Re-elected by    Chief Compliance Officer, the Advisor           N/A      N/A
777 East                 President and  Board annually;  since October 2004; Assistant Compliance
  Wisconsin Avenue       Chief          Since August     Director, the Advisor since August 2002;
Milwaukee, WI 53202      Compliance     2004             Senior Vice President, the Advisor since
Age: 44                  Officer                         January 2005; First Vice President, the
                                                         Advisor (January 2004-January 2005):
                                                         Vice President, the Advisor (August
                                                         2002-January 2004); Vice President-Risk
                                                         Management, BNY Clearing Services, LLC,
                                                         a division of The Bank of New York
                                                         (August 1995-August 2002)

Russell P. Schwei        Vice           Re-elected by    Operations Director, the Advisor since          N/A      N/A
777 East                 President      Board annually;  July 1992; Managing Director, the
   Wisconsin Avenue                     Since September  Advisor since January 1997; Chief
Milwaukee, WI 53202                     2000             Financial Officer and Managing Director,
Age: 47                                                  the Advisor (February 1999- December 1999)

Leonard M. Rush          Treasurer      Re-elected by    Chief Financial Officer, the Advisor            N/A      N/A
777 East                                Board annually;  since January 2000
   Wisconsin Avenue                     Since September
Milwaukee, WI 53202                     2000
Age: 60

Charles M. Weber         Secretary      Re-elected by    Senior Vice President and Associate             N/A      N/A
777 East                                Board annually;  General Counsel, the Advisor since
   Wisconsin Avenue                     Since August     July 2005; Partner, Quarles & Brady
Milwaukee, WI 53202                     2005             LLP, a law firm (October 1998-June 2005)
Age: 43

Robert A. Johnson        AML Officer    Re-elected by    Compliance Officer, the Advisor since           N/A      N/A
777 East                                Board annually;  1998, and AMLCompliance Officer,
   Wisconsin Avenue                     Since August     the Advisor since January 2004
Milwaukee, WI 53202                     2004
Age: 43

Bret T. Reese            Assistant      Re-elected by    Vice President and Staff Attorney,              N/A      N/A
777 East                 Secretary      Board annually;  the Advisor since 2005; Senior
   Wisconsin Avenue                     Since August     Financial Analyst, the Advisor
Milwaukee, WI 53202                     2006             (August 2001-June 2004); Financial
Age: 37                                                  Analyst, Stark & Roth, Inc., a
                                                         hedge fund (June 2001-August 2001)

Additional information about the Funds' directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD.

BAIRD FUNDS, INC.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD EQUITY FUNDS

The Board of Directors (the "Board") of Baird Funds, Inc. (the "Corporation") met on August 1, 2006 to consider the annual renewal of the Investment Advisory Agreement with Robert W. Baird & Co. Incorporated ("Baird" or the "Advisor") for the management of the Baird LargeCap, MidCap and SmallCap Funds (the "Funds"). The Board reviewed and discussed numerous documents that had been provided prior to the meeting, including the Investment Advisory Agreement, memoranda prepared by outside legal counsel and the Secretary of the Funds discussing in detail the Board's fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information about the Advisor (including its Form ADV, Annual Report and statement of financial condition), comparative information about the Funds' performance for periods ended June 30, 2006, management fees and expense ratios, and other pertinent information. The Directors who are not "interested persons" of the Corporation or the Advisor ("Independent Directors"), within the meaning of the Investment Company Act of 1940 (the "1940 Act"), met separately in executive session with counsel to consider the Investment Advisory Agreement. The Board also received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information. Based on its evaluation of information provided by the Advisor, in conjunction with the Funds' other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS
------------------------------------------------------------

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds. The Board reviewed and considered the Advisor's significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures. The Board noted the Advisor's overall reputation and positive name recognition, the depth of the Advisor's personnel, resources and commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds' investments, while acknowledging the recent departures of portfolio managers and research analysts within the Baird Investment Management department of the Advisor. The Board considered the Advisor's disciplined investment decision-making process used for the Funds.
The Board also considered other services that the Advisor provided for the Funds in its capacity as their investment advisor, such as providing some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Fund's investment policies and restrictions, providing support services to the Board and the Audit Committee of the Board and overseeing the Funds' other service providers. The Board further noted that the Advisor, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of shares of the Funds and spends time and effort marketing the Funds. The Board also considered the strength of the Advisor's compliance department, including the Funds' chief compliance officer, and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched. The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under its agreement with the Advisor.

INVESTMENT PERFORMANCE OF THE ADVISOR AND THE FUNDS
---------------------------------------------------

In considering the investment performance of each Fund, the Board reviewed information as of June 30, 2006 regarding the Fund's performance in comparison to various benchmark indices and their peer groups as determined by Lipper.
With respect to the Baird LargeCap Fund (both Institutional and Investor Class shares), the Board observed that the Fund had outperformed its primary benchmark, the Russell 1000(R) Growth Index, for the period from inception (9/29/00) through June 30, 2006, but lagged the index for the one-year and five-year periods then ended. The Board further noted that, for the period from the Fund's inception through June 30, 2006, the Fund (Institutional Class shares) had performed in the top quartile of the Lipper universe of Large Cap Growth Funds, and that for the five-year period then ended the Fund had performed above the Lipper Large Cap Growth Funds average. The Board recognized that the investment strategy of the LargeCap Fund focused on producing long-term risk adjusted return.

The Board noted that the Baird MidCap Fund (both Institutional and Investor Class shares) had outperformed the Russell MidCap(R) Growth Index, its primary benchmark, for the period from the Fund's inception through June 30, 2006 and that its Institutional Class outperformed the benchmark for the five-year period then ended, while acknowledging that the Fund had underperformed that benchmark for the one-year and three-year periods ending June 30, 2006. The Board further noted that, for the period from the Fund's inception through June 30, 2006, the Fund had performed in the top quartile of the Lipper universe of Mid Cap Growth Funds, and that for the one- and three-year periods then ended the Fund had performed below the Lipper Mid Cap Growth Funds average. For the five-year period ending June 30, 2006, the Fund had performed above the Lipper Mid Cap Growth Funds average.

With respect to the Baird SmallCap Fund, the Board observed that the Fund had underperformed its benchmark index, the Russell 2000(R) Growth Index, for the year-to-date, one-year, and since inception periods ended June 30, 2006. They also noted that the Fund had performed in the bottom quartile of funds in the Lipper Small Cap Core Funds category for each of the periods. The Board recognized that the Fund had been in operation for a short period of time and also referred to commentary by the Advisor with respect to the Advisor's focus on low-risk, high quality growth stocks as opposed to investments that could be considered more speculative.

The Board also considered the Advisor's quarterly portfolio commentaries and reviews explaining the Funds' performance, the Advisor's consistent and disciplined investment decision process and the investment strategies it employs for the Funds. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the Advisor's continued management.

COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISOR
--------------------------------------------------------------

The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Lipper. The Board noted that each Fund's investment management (or advisory) fee was either below or slightly above the average and median for the universe of all mutual funds in its Lipper category. The Board also reviewed and considered management fees charged by the Advisor to other investment advisory clients and found that the investment management fee paid by the Funds was 10 basis points (or 0.10%) less than what the Advisor charges on the first $5 million of a separately managed account. The Board recognized the extent of the significant additional services provided to each Fund that the Advisor did not provide to its other clients, such as certain administrative services, oversight of the Fund's other service providers, director support, risk management, regulatory compliance and various other services.

The Board also examined the total expense ratio of each Fund relative to all other mutual funds in its Lipper category. The Board noted that each Fund's total expense ratio (both for its Institutional and Investor Class shares), after fee waivers and expense reimbursements by the Advisor, was not only lower than the average and median expense ratios for all funds in its Lipper category, but in the lowest quartile (other than Investor Class shares of the SmallCap Fund, which was in the second lowest quartile) and compared favorably to the average and median expense ratios for institutional class shares of other similarly sized funds in its Lipper category. Each Fund's total expense ratio was also significantly below its Morningstar category average.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and the profitability to the Advisor of having a relationship with the Funds. The Board noted that the Adviser had waived significant fees and/or reimbursed expenses for the Funds since their respective inception dates and that this was likely to continue in the future in order to maintain the competitiveness of the Funds' expense ratios. The Advisor informed the Board that the profits realized by the Advisor (as a percentage of revenue) from its relationship with the Fund have generally been less than those realized by the Advisor on its investment advisory business as a whole. The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate. The Board also reviewed and considered the general financial condition of the Advisor and determined it to be sound.

In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable with respect to the services provided and the performance of the Fund.

BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS
-----------------------------------------------------

The Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds.
However, the Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the Advisor's investment decision-making process. The Board believed that the Funds generally benefit from their association with the Advisor and the use of the "Baird" name. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

ECONOMIES OF SCALE AND FEE LEVELS REFLECTING THOSE ECONOMIES
------------------------------------------------------------

The Board noted that the Funds' advisory fee structures do not contain any breakpoint reductions as the Funds grow in size. However, the Board recognized that the Advisor has been waiving fees and/or reimbursing expenses for the Funds since their inception and anticipates that the Advisor will continue to do so for the foreseeable future. The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.

After consideration of the above factors, the Board, including a majority of the Independent Directors, approved the renewal of the Investment Advisory Agreement with the Funds as being in the best interests of each Fund and its shareholders.

                             ADDITIONAL INFORMATION

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds' website at www.bairdfunds.com; and by accessing the SEC's website at www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds' website at www.bairdfunds.com; and by accessing the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds' Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

ADDITIONAL TAX INFORMATION

The Baird LargeCap Fund designates 100% of dividends declared in 2006 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003. The Baird MidCap Fund designates 53.3% as qualified dividend income. Additionally, 100% and 53.4% of the dividends paid by the Baird LargeCap Fund and Baird MidCap Fund in 2006 qualify for the dividend received deduction. The SmallCap Fund did not pay any dividends in 2006.

BAIRD FUNDS, INC.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

BOARD OF DIRECTORS
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
George C. Kaiser
Frederick P. Stratton, Jr.

INVESTMENT ADVISOR AND DISTRIBUTOR
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton LLP
175 West Jackson Boulevard, 13th Floor
Chicago, IL 60604

ITEM 2. CODE OF ETHICS.
-----------------------

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Registrant's board of directors has determined that John W. Feldt and Frederick P. Stratton, Jr., members of the audit committee, each qualify as an "audit committee financial expert" as such term is defined in paragraph (b) of
Item 3 of Form N-CSR. Mr. Feldt and Mr. Stratton are each "independent" as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Fees Billed by Grant Thornton LLP. The aggregate fees billed for professional services by Grant Thornton LLP ("GT") during the last two fiscal years were as follows:

                                  FYE  12/31/2006          FYE  12/31/2005
                                  ---------------          ---------------
Audit Fees                           $105,000                 $100,000
Audit-Related Fees                       -                        -
Tax Fees                              $25,200                  $24,000
All Other Fees                           -                        -

In the above table, "audit fees" are fees billed for professional services for the audit of the Registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. "Tax fees" are fees billed for professional services rendered for tax compliance, tax advice and tax planning.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant's investment adviser and any entity affiliated with the Registrant's investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant. In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by GT during fiscal 2006. During the past two fiscal years, the Registrant did not receive any non-audit services from GT pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C ) of Rule 2-01 of Regulation S-X. All of GT's hours spent on auditing the Registrant's financial statements were attributed to work performed by full-time permanent employees of GT.

During the last two fiscal years, GT has served as the auditor to Robert W. Baird & Co. Incorporated ("RWB"), the Registrant's investment adviser, and has rendered non-audit services to RWB and an affiliate of RWB. The non-audit services consisted of tax services provided to investment partnerships affiliated with RWB, which partnerships do not provide ongoing services to the Registrant; verification and related analytical services provided to RWB in connection with its various GIPS composite performance presentations; and a 2006 tax analysis regarding RWB's ownership and sale of certain securities. GT charged the following amounts for such non-audit services to RWB and its affiliates: $165,600 in 2006 and $142,350 in 2005. The Audit Committee has concluded that the provision of these audit services to RWB and non-audit services to RWB-affiliated partnerships is compatible with GT's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable because the Registrant is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable because the Registrant is not a closed-end management investment company.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable because the Registrant is not a closed-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable because the Registrant is not a closed-end management investment company.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")), as of a date within 90 days prior to the filing date of this Form N-CSR. Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a)  (1) Code of ethics.
         Incorporated by reference to the Registrant's Form N-CSR filed on March 9, 2004.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of
         2002.
         Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.
         Not applicable because the Registrant is not a closed-end management investment company.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     BAIRD FUNDS, INC.

     By:  /s/ Mary Ellen Stanek
          ----------------------------
          Mary Ellen Stanek, President

     Date:   March 6, 2007
          ----------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By:  /s/ Mary Ellen Stanek
          ----------------------------
          Mary Ellen Stanek, President

     Date:     March 6, 2007
          ----------------------------

     By:  /s/ Leonard M. Rush
          ----------------------------
          Leonard M. Rush, Treasurer
     Date:     March 6, 2007
          ----------------------------